UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund:    BlackRock Funds II

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2014

Date of reporting period: 06/30/2014

Item 1 – Report to Stockholders

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Funds II

„   BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

„   BlackRock Strategic Income Opportunities Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS II	JUNE 30, 2014

Shareholder Letter

Dear Shareholder,

The latter half of 2013 was a strong period for equities and other risk assets such as high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve (the “Fed”) would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was soon disrupted, however, when political brinksmanship over decisions relating to the U.S. debt ceiling led to a partial government shutdown, roiling financial markets broadly until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Financial markets continued to move higher in the first half of 2014 despite the gradual pull back in Fed stimulus. The year got off to a rocky start, however. A number of emerging economies showed signs of stress due to currency weakness, debt problems and uneven growth rates, while facing the broader headwind of diminishing global liquidity. Heightened risks in emerging markets combined with disappointing U.S. economic data caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets.

Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk given expectations that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic data. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on better U.S. economic data, stronger corporate earnings and increased merger-and-acquisition activity. Additionally, investors were comforted by comments from the Fed offering reassurance that no changes to short-term interest rates were on the horizon. Equity investors shifted from growth to value stocks as the strong performance of growth stocks in 2013 had pushed valuations higher in many of these sectors. More broadly, the strongest performers of 2013 struggled most in 2014, and vice versa. Emerging markets particularly benefited from this rotation into cheaper valuations. For investors in these markets, technical factors overshadowed the risks and emerging market investments surged even as a military coup in Thailand was added to the growing list of geopolitical issues in May.

Escalating violence in Iraq pushed oil prices sharply higher in June, causing a brief dip in stock markets around the world as investors were reminded of the broader risk that instability in the Middle East and North Africa poses to global oil production, although oil prices retreated later in the month. Improving U.S. data and a steady stream of mergers and acquisitions again took center stage and equities quickly resumed their upward course. Additionally, global investors were encouraged by aggressive measures taken by the European Central Bank to combat the uncomfortably low level of inflation in the eurozone, while the Fed continued to maintain a dovish stance.

All told, the riskier asset classes strongly outperformed higher quality investments for the 12-month period ended June 30. Nonetheless, most fixed income assets performed surprisingly well in the first half of 2014 even as the Fed reduced its open-market bond purchases. U.S. large cap stocks were the strongest performers in both the six- and 12-month periods, while small cap stocks lagged in the last six months given higher valuations resulting from their strong performance in 2013. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.14%	24.61%
U.S. small cap equities (Russell 2000® Index)	3.19	23.64
International equities (MSCI Europe, Australasia, Far East Index)	4.78	23.57
Emerging market equities (MSCI Emerging Markets Index)	6.14	14.31
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	6.13	2.84
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	3.93	4.37
Tax-exempt municipal bonds (S&P Municipal Bond Index)	6.07	6.08
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.46	11.72

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2014	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Investment Objective

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio’s (the “Fund”) investment objective is to seek maximum long term total return.

Effective January 2, 2014, the Fund’s investment strategy changed to allow greater flexibility to actively seek investment opportunities across U.S. dollar- and local currency-denominated securities and derivatives. In connection with the strategy changes, the Fund added a custom benchmark comprised of 50% J.P. Morgan EMBI Global Diversified Index/50% J.P. Morgan GBI-EM Global Diversified Index as a reference universe.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2014, the Fund’s Institutional Share Class returned 0.19%, while the BlackRock Class returned 0.13% and Investor A and Investor C Shares returned 0.05% and (0.44)%, respectively. For the same period, the primary benchmark, the J.P. Morgan GBI-EM Global Diversified Index returned 5.99% and the secondary benchmark, the custom blend of 50% J.P. Morgan EMBI Global Diversified Index/50% J.P. Morgan GBI-EM Global Diversified Index, returned 7.35%.

What factors influenced performance?

•

The Fund’s performance is reviewed on an absolute basis due to the nature of its strategy. The Fund has a flexible strategy that is managed within a total return framework. The Fund has the flexibility to invest in fixed income and derivative securities of any maturity and denominated in any currency from issuers located emerging markets. As such, the Fund is not managed specifically to a benchmark. The blended index return listed above is for reference purposes only.

•

The Fund uses derivatives as a part of its investment strategy. Derivatives are used by the Fund as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange positions. During the period, the Fund’s derivatives holdings had a negative impact on returns.

•

The largest detractor from the Fund’s performance was the use of credit default swaps on a basket of external emerging market sovereign debt. Defensive foreign currency positions also had a negative impact, mostly in the Brazilian real and Russian ruble.

•

The Fund’s risk stance hurt performance throughout the period. In January, softer global economic data, mainly in China, and negative headline risk in isolated pockets globally put pressure on emerging markets. During this month, the Fund was aggressively positioned, and hence was negatively impacted in terms of performance. Toward the end of January, the Fund took a more cautious stance, and this position was maintained throughout the remainder of the period. However, the cautious stance of the Fund detracted from performance for most of the period from February onward as emerging market debt rallied in the latter part of the period.

•	Long positions in external bonds of Venezuela and Mexico, in both sovereigns and their national oil companies, contributed positively to returns.

Describe recent portfolio activity.

•	As discussed above, the Fund began the period with an aggressive risk stance and moved to a defensive position toward the end of January.

•

During the six-month period, the most significant portfolio activity included the sale of Russian assets in April due to concerns about geopolitical tensions and the risk of sanctions, and the gradual increase in

Brazilian local bonds driven by the potential for an opposition win in the upcoming presidential election, which would likely result in market-friendly government policy and hence a positive environment for Brazilian rates.

•

The Fund actively manages currency exposures. The most meaningful changes in emerging market currency positions during the period included the South African rand and the Colombian peso. The Fund increased its short position in the South African rand due to the nation’s ongoing struggle with a large current account deficit. With respect to the Colombian peso, the Fund moved from a short position to a long position based on the assessment that the country is benefiting from foreign direct investment flows, most of which are being directed to the infrastructure segment, the most favorable destination for capital flows in order to boost economic growth. The Fund’s preference for the Colombian peso is reflective of a broader investment theme focused on the effects of “reform agenda” as seen in a number of developing countries. This theme is also reflected in the Fund’s positioning in the Mexican peso. The Fund continued to maintain a long position in the Mexico peso, although this exposure was reduced gradually during the period. In the aggregate, the Fund maintained a short position in emerging market currencies predicated on the view that many of these economies need their currencies to depreciate in order to be competitive and help stabilize their current accounts.

Describe portfolio positioning at period end.

•

The Fund ended the period with a cautious stance on emerging market currencies with a net 30% short position versus the U.S. dollar. The most significant short currency exposures were the South African rand and Brazilian real, while the largest long exposures were the Malaysian ringgit and Philippine peso. Within external debt assets, the Fund maintained long exposure to oil exporters, namely Venezuela and Nigeria. In local currency-denominated debt, the Fund held yield curve flattening positions in Poland, Mexico and Hungary as these countries have high exposure to the developed market cyclical recovery and their central banks are not deemed likely to reduce rates. In contrast, the Fund held a yield curve steepening positioning in South Africa in light of the country’s deteriorating growth prospects and expectations for significant rate hikes. The largest exposure by country was Brazil, where the Fund was long on rates and short on currency. Specifically, the Fund held Brazilian government bonds and used derivatives to manage this currency exposure, resulting in a net short position in the Brazilian real.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Foreign Government Obligations	85%
Foreign Agency Obligations	15

Geographic Allocation	Percent of Long-Term Investments

Brazil	24%
Venezuela	10
Mexico	10
Turkey	7
Slovenia	5
Romania	5
Poland	5
Nigeria	5
Hungary	5
Ecuador	5
Uruguay	5
Dominican Republic	4
United Arab Emirates	3
Indonesia	3
Saudi Arabia	3
Other[1]	1

[1]	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

4	BLACKROCK FUNDS II	JUNE 30, 2014

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis). This Fund’s total returns prior to September 3, 2012 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Debt Portfolio.”

[3]	An unmanaged index that tracks local currency bonds.

[4]

Effective January 2, 2014, the Fund added this customized weighted index which is comprised of the returns of the J.P. Morgan GBI-EM Global Diversified Index (50%) and the J.P. Morgan EMBI Global Diversified Index (50%).

[5]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2014
				Average Annual Total Returns[6]
				1 Year		5 Years		Since Inception[7]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	6.00%	5.64%	0.13%	(2.42)%	N/A	7.32%	N/A	5.48%	N/A
Institutional	5.86	5.53	0.19	(2.42)	N/A	7.24	N/A	5.39	N/A
Investor A	5.66	5.32	0.05	(2.69)	(6.58)%	6.92	6.05%	5.09	4.42%
Investor C	4.84	4.36	(0.44)	(3.43)	(4.36)	6.13	6.13	4.31	4.31
J.P. Morgan GBI-EM Global Diversified Index	—	—	5.99	3.91	N/A	7.42	N/A	5.96	N/A
50% J.P. Morgan GBI-EM Global Diversified Index/50% J.P. Morgan EMBI Global Diversified Index	—	—	7.35	7.75	N/A	8.93	N/A	7.12	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees. This Fund’s total returns prior to September 3, 2012 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Debt Portfolio.” The Fund’s returns from September 3, 2012 through January 2, 2014 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Local Debt Portfolio.”

[7]	The Fund commenced operations on February 1, 2008.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[8]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[8]	Annualized Expense Ratio
BlackRock	$1,000.00	$1,001.30	$4.22	$1,000.00	$1,020.58	$4.26	0.85%
Institutional	$1,000.00	$1,001.90	$4.86	$1,000.00	$1,019.93	$4.91	0.98%
Investor A	$1,000.00	$1,000.50	$6.20	$1,000.00	$1,018.60	$6.26	1.25%
Investor C	$1,000.00	$ 995.60	$9.90	$1,000.00	$1,014.88	$9.99	2.00%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JUNE 30, 2014	5

Fund Summary as of June 30, 2014	BlackRock Strategic Income Opportunities Portfolio

Investment Objective

BlackRock Strategic Income Opportunities Portfolio’s (the “Fund”) investment objective is to seek total return as is consistent with preservation of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2014, the Fund’s Institutional Share Class returned 3.25%, while the Investor A Shares returned 3.10% and Investor C Shares returned 2.71%. For the same period, the Barclays U.S. Universal Index returned 4.19% and the BofA Merrill Lynch 3-Month Treasury Bill Index returned 0.02%.

What factors influenced performance?

•

The Fund’s performance is reviewed on an absolute basis due to the nature of its strategy. The Fund has an unconstrained strategy (i.e., flexibility to invest across all fixed income asset classes) that is managed within a risk-controlled framework. As such, the Fund is not managed specifically to a benchmark. The index returns listed above are for reference purposes only.

•

Detracting from performance during the period was exposure to interest rates in core European countries. The Fund’s foreign currency positioning driven by macro themes also had a negative impact on returns.

•

The Fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the Fund as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange positions. During the period, the Fund’s derivatives holdings had a negative impact on returns.

Describe recent portfolio activity.

•

During the six-month period, portfolio activity was focused on reducing overall risk and increasing liquidity in the Fund. The Fund reduced exposure to securitized assets such as CMBS, ABS and non-agency residential MBS, while adding to positions within interest rate strategies and non-U.S. assets. Also during the period, the Fund added to absolute return strategies that are designed to take advantage of market moves in either direction as well as positions designed to benefit from increased market volatility.

•	The Fund maintained a cash balance to cover its derivative positions and to maintain adequate liquidity. The cash position did not have a material impact on performance.

Describe Fund positioning at period end.

•

As of period end, the supply-demand imbalance within fixed income markets had driven valuations higher across many sectors, leaving limited opportunities for further price appreciation. As such, the Fund maintained a preference for higher quality fixed income assets and a high liquidity profile, while remaining watchful for idiosyncratic opportunities offering high upside potential. The Fund remained focused on tactically managing duration and yield curve positioning around the evolution of U.S. monetary policy and the outlook for the economy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	35%
U.S. Treasury Obligations	19
Corporate Bonds	14
Asset-Backed Securities	9
Non-Agency Mortgage-Backed Securities	7
Foreign Government Obligations	7
Taxable Municipal Bonds	3
Preferred Securities	3
Floating Rate Loan Interests	1
Common Stocks	1
Foreign Agency Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa	59%
AA/Aa	5
A	7
BBB/Baa	11
BB/Ba	7
B	3
CCC/Caa	1
CC/Ca	1
N/R2	6

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

6	BLACKROCK FUNDS II	JUNE 30, 2014

BlackRock Strategic Income Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund will invest in a combination of other fixed income securities, including, but not limited to: high yield securities, international securities, emerging markets debt and mortgages. Depending on market conditions, the Fund may invest in other market sectors.

[3]

An unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

[4]	An unmanaged market index of U.S. Treasury securities maturing in 90 days.

[5]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2014

				Average Annual Total Returns[6]
				1 Year		5 Years		Since Inception[7]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.30%	2.30%	3.25%	6.25%	N/A	8.24%	N/A	5.45%	N/A
Investor A	1.92	1.92	3.10	5.97	1.73%	7.97	7.09%	5.19	4.52%
Investor C	1.25	1.24	2.71	5.17	4.17	7.14	7.14	4.39	4.39
Barclays U.S. Universal Index	—	—	4.19	5.20	N/A	5.58	N/A	4.97	N/A
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	—	—	0.02	0.05	N/A	0.11	N/A	0.35	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on February 5, 2008.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[10]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[8]	Expenses Paid During the Period[9]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[8]	Ending Account Value June 30, 2014	Expenses Paid During the Period[9]
Institutional	$1,000.00	$1,032.50	$3.83	$3.12	$1,000.00	$1,021.03	$3.81	$1,021.72	$3.11
Investor A	$1,000.00	$1,031.00	$5.24	$4.53	$1,000.00	$1,019.64	$5.21	$1,020.33	$4.51
Investor C	$1,000.00	$1,027.10	$9.00	$8.29	$1,000.00	$1,015.92	$8.95	$1,016.61	$8.25

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.76% for Institutional, 1.04% for Investor A and 1.79% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.62% for Institutional, 0.90% for Investor A and 1.65% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JUNE 30, 2014	7

About Fund Performance

•

BlackRock and Institutional Shares (BlackRock Shares available only in BlackRock Emerging Markets Flexible Dynamic Bond Portfolio) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimburse its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2014 and held through June 30, 2014) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	BLACKROCK FUNDS II	JUNE 30, 2014

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance yield and NAVs. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to Fund shareholders in the form of dividends, and the value of these portfolio holdings is reflected in each Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Fund had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leverage strategy will be successful.

The use of leverage also will generally cause greater changes in each Fund’s NAV and dividend rates than a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with the regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, forward foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative finan-

cial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2014	9

Schedule of Investments June 30, 2014 (Unaudited)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio
(Percentages shown are based on Net Assets)

Foreign Agency Obligations	Par (000)		Value
Brazil — 2.0%
Petrobras Global Finance BV, 6.25%, 3/17/24	USD	1,348	$1,434,811
Indonesia — 1.0%
Perusahaan Gas Negara Persero Tbk PT, 5.13%, 5/16/24 (a)		700	693,875
Saudi Arabia — 2.6%
Saudi Electricity Global Sukuk Co. 3, 4.00%, 4/08/24 (a)		1,800	1,834,200
United Arab Emirates — 3.1%
DP World Ltd., 6.85%, 7/02/37 (a)		2,000	2,230,000
Venezuela — 5.3%
Petroleos de Venezuela SA:
12.75%, 2/17/22		2,000	2,022,500
9.75%, 5/17/35		2,100	1,719,900

			3,742,400
Total Foreign Agency Obligations — 14.0%			9,935,286

Foreign Government Obligations
Argentina — 1.1%
Provincia de Buenos Aires, 9.63%, 4/18/28		900	780,750
Brazil — 20.3%
Brazil Notas do Tesouro Nacional:
Series B, 6.00%, 5/15/45	BRL	4	4,370,699
Series F, 10.00%, 1/01/17		9	4,086,798
Series F, 10.00%, 1/01/21		11	4,549,564
Series F, 10.00%, 1/01/25		4	1,388,780

			14,395,841
Dominican Republic — 3.3%
Dominican Republic International Bonds, 7.45%, 4/30/44 (a)	USD	2,200	2,347,400
Ecuador — 4.1%
Republic of Ecuador, 7.95%, 6/20/24 (a)		2,850	2,945,475

Foreign Government Obligations	Par (000)		Value
Hungary — 4.5%
Republic of Hungary, 7.63%, 3/29/41	USD	2,500	$3,201,550
Indonesia — 2.0%
Republic of Indonesia, 5.25%, 1/17/42		1,500	1,425,000
Mexico — 8.9%
United Mexican States:
8.00%, 12/17/15	MXN	500	4,114,399
7.75%, 11/13/42		250	2,182,152

			6,296,551
Nigeria — 4.6%
Federal Republic of Nigeria, 6.38%, 7/12/23	USD	3,000	3,236,250
Panama — 0.0%
Republic of Panama, 9.38%, 4/01/29		1	1,488
Poland — 4.7%
Republic of Poland, 5.75%, 9/23/22	PLN	8,700	3,348,908
Romania — 4.8%
Republic of Romania, 6.13%, 1/22/44 (a)	USD	3,000	3,409,050
Slovenia — 4.8%
Republic of Slovenia, 5.25%, 2/18/24 (a)		3,180	3,418,500
Turkey — 6.7%
Republic of Turkey:
10.70%, 2/24/16	TRY	6,800	3,336,128
8.80%, 9/27/23		3,000	1,421,694

			4,757,822
Uruguay — 4.1%
Republic of Uruguay, 5.00%, 9/14/18	UYU	34,200	2,910,941
Venezuela — 4.2%
Bolivarian Republic of Venezuela, 11.75%, 10/21/26	USD	3,056	2,991,922
Total Foreign Government Obligations — 78.1%			55,467,448
Total Long-Term Investments (Cost — $62,597,507) — 92.1%			65,402,734

Portfolio Abbreviations

ABS	Asset-Backed Security	ETF	Exchange-Traded Fund	PEN	Peruvian Nuevo Sol
AGM	Assurance Guaranty	EUR	Euro	PHP	Philippine Peso
	Municipal Corp.	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-kind
AUD	Australian Dollar	FKA	Formerly known as	PLN	Polish Zloty
BRL	Brazilian Real	GBP	British Pound	RB	Revenue Bonds
BUBOR	Budapest Interbank Offered	GO	General Obligation	RON	Romanian New Leu
	Rate	HKD	Hong Kong Dollar	RUB	Russian Rouble
BZDIOVER	Overnight Brazil CETIP -	HUF	Hungarian Forint	SEK	Swedish Krona
	Interbank Rate	IDR	Indonesian Rupiah	SGD	Singapore Dollar
CAD	Canadian Dollar	INR	Indian Rupee	SPDR	Standard & Poor’s Depositary
CDO	Collateralized Debt Obligation	JIBAR	Johannesburg Interbank		Receipts
CHF	Swiss Franc		Offered Rate	TBA	To-be-announced
CLO	Collateralized Loan Obligation	JPY	Japanese Yen	THB	Thai Baht
CLP	Chilean Peso	KRW	South Korean Won	TRY	Turkish Lira
CNY	Chinese Yuan	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
COP	Colombian Peso	MXN	Mexican Peso	USD	US Dollar
CZK	Czech Koruna	MYR	Malaysian Ringgit	UYU	Uruguayan Peso
DKK	Danish Krone	OTC	Over-the-counter	ZAR	South African Rand

See Notes to Financial Statements.

10	BLACKROCK FUNDS II	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (b)(c)	1,989,358	$1,989,358
Total Short-Term Securities (Cost — $1,989,358) — 2.8%		1,989,358

Options Purchased
(Cost — $244,790) — 0.3%		215,069
Total Investments Before Options Written (Cost — $64,831,655) — 95.2%		67,607,161

Options Written	Value
(Premiums Received — $ 197,260) — (0.3)%	$(218,577)

Total Investments Net of Options Written — 94.9%	67,388,584
Other Assets Less Liabilities — 5.1%	3,632,900

Net Assets — 100.0%	$71,021,484

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Net Activity	Shares Held at June 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	4,758,805	(2,769,447)	1,989,358	$884

(c)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of June 30, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration		Notional Value	Unrealized Depreciation
(21)	Euro-Bund	Eurex	September 2014	USD	4,227,318	$(51,150)
(12)	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	September 2014	USD	1,646,250	(28,861)
(46)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	September 2014	USD	5,757,906	(4,260)
(15)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	September 2014	USD	2,249,062	(36,889)
Total						$(121,160)

•	Forward foreign currency exchange contracts outstanding as of June 30, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	104,865	USD	46,846	Citibank N.A.	7/25/14	$245
BRL	517,383	USD	233,108	Citibank N.A.	7/25/14	(772)
CLP	1,016,912,827	USD	1,832,275	BNP Paribas S.A.	7/25/14	1,299
COP	5,800,033,228	USD	3,071,238	Credit Suisse International	7/25/14	14,844
CZK	19,595,740	USD	970,879	JPMorgan Chase Bank N.A.	7/25/14	7,101
EUR	70,354	USD	96,324	Barclays Bank PLC	7/25/14	21
EUR	2,650,000	USD	3,615,355	UBS AG	7/25/14	13,638
GBP	2,129,090	EUR	2,650,000	UBS AG	7/25/14	13,957
GBP	2,101,690	USD	3,578,976	Barclays Bank PLC	7/25/14	17,092
HUF	277,592,806	USD	1,235,778	JPMorgan Chase Bank N.A.	7/25/14	(9,777)
IDR	861,854,212	USD	71,732	HSBC Bank PLC	7/25/14	620
IDR	3,832,248,457	USD	322,038	HSBC Bank PLC	7/25/14	(327)
INR	4,449,285	USD	73,810	UBS AG	7/25/14	(310)
JPY	293,041,310	USD	2,877,417	Morgan Stanley & Co. International PLC	7/25/14	15,840
KRW	1,685,538,180	USD	1,652,326	HSBC Bank PLC	7/25/14	11,841
KRW	1,644,409,722	USD	1,612,957	UBS AG	7/25/14	10,603
MXN	1,569,189	USD	120,723	Citibank N.A.	7/25/14	(2)
MYR	6,339,976	USD	1,971,079	BNP Paribas S.A.	7/25/14	(562)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2014	11

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

•	Forward foreign currency exchange contracts outstanding as of June 30, 2014 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MYR	6,475,020	USD	2,008,692	HSBC Bank PLC	7/25/14	$3,798
PEN	7,227,750	USD	2,567,584	BNP Paribas S.A.	7/25/14	7,471
PHP	7,158,385	USD	163,340	Citibank N.A.	7/25/14	572
PHP	151,128,300	USD	3,448,450	UBS AG	7/25/14	12,075
PLN	8,156,369	USD	2,679,857	UBS AG	7/25/14	1,102
RON	1,392,840	USD	430,300	BNP Paribas S.A.	7/25/14	4,100
RUB	56,774,703	USD	1,647,434	Barclays Bank PLC	7/25/14	13,624
RUB	1,560,716	USD	45,722	JPMorgan Chase Bank N.A.	7/25/14	(60)
THB	40,252,085	USD	1,240,075	Citibank N.A.	7/25/14	(1,359)
THB	105,825,408	USD	3,257,179	UBS AG	7/25/14	(511)
TRY	346,818	USD	162,909	Barclays Bank PLC	7/25/14	(88)
USD	20,827,978	BRL	46,608,850	Citibank N.A.	7/25/14	(102,182)
USD	26,006	CLP	14,403,607	BNP Paribas S.A.	7/25/14	36
USD	36,929	COP	69,241,086	BNP Paribas S.A.	7/25/14	87
USD	576,708	CZK	11,643,040	Citibank N.A.	7/25/14	(4,371)
USD	6,888,218	EUR	5,067,120	Citibank N.A.	7/25/14	(50,856)
USD	75,057	GBP	43,893	Barclays Bank PLC	7/25/14	(46)
USD	3,571,588	GBP	2,103,690	UBS AG	7/25/14	(27,903)
USD	3,735,110	HUF	841,101,970	Barclays Bank PLC	7/25/14	20,346
USD	35,977	HUF	8,152,903	Barclays Bank PLC	7/25/14	(30)
USD	7,259,467	IDR	87,229,760,980	Citibank N.A.	7/25/14	(63,329)
USD	178,005	IDR	2,139,624,768	Morgan Stanley & Co. International PLC	7/25/14	(1,613)
USD	68,401	INR	4,135,503	HSBC Bank PLC	7/25/14	84
USD	3,548,762	INR	214,478,290	JPMorgan Chase Bank N.A.	7/25/14	5,691
USD	2,877,895	JPY	293,144,637	HSBC Bank PLC	7/25/14	(16,382)
USD	35,042	KRW	35,471,654	UBS AG	7/25/14	21
USD	5,252,482	MXN	68,436,430	Barclays Bank PLC	7/25/14	(12,466)
USD	2,175,284	MXN	28,364,273	Citibank N.A.	7/25/14	(6,835)
USD	136,616	MYR	438,811	Goldman Sachs International	7/25/14	230
USD	1,639,258	PEN	4,615,330	BNP Paribas S.A.	7/25/14	(5,062)
USD	24,911	PHP	1,086,513	BNP Paribas S.A.	7/25/14	33
USD	40,759	PLN	124,066	Citibank N.A.	7/25/14	(21)
USD	3,264,782	PLN	9,985,405	JPMorgan Chase Bank N.A.	7/25/14	(17,372)
USD	1,490,693	PLN	4,568,900	Morgan Stanley & Co. International PLC	7/25/14	(11,082)
USD	754,074	RON	2,442,747	BNP Paribas S.A.	7/25/14	(7,771)
USD	3,356,234	RUB	115,905,850	Citibank N.A.	7/25/14	(34,826)
USD	1,253,088	THB	40,707,200	Citibank N.A.	7/25/14	366
USD	2,003,021	THB	65,118,210	HSBC Bank PLC	7/25/14	(925)
USD	8,335,291	TRY	17,978,390	Citibank N.A.	7/25/14	(105,052)
USD	3,697,119	TRY	7,956,570	HSBC Bank PLC	7/25/14	(38,265)
USD	320,901	ZAR	3,456,959	Barclays Bank PLC	7/25/14	(2,675)
USD	1,428,801	ZAR	15,244,747	Barclays Bank PLC	7/25/14	1,869
USD	8,147,458	ZAR	87,213,650	Goldman Sachs International	7/25/14	(15,876)
ZAR	15,034,800	USD	1,408,137	Citibank N.A.	7/25/14	(856)
ZAR	3,810,729	USD	358,819	Goldman Sachs International	7/25/14	(2,129)
ZAR	41,471,196	USD	3,891,284	HSBC Bank PLC	7/25/14	(9,515)
Total						$(372,602)

See Notes to Financial Statements.

12	BLACKROCK FUNDS II	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

•	OTC options purchased as of June 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value
USD Currency	BNP Paribas S.A.	Call	BRL	2.35	10/23/14	USD	7,000	$95,455
USD Currency	UBS AG	Call	ZAR	11.10	10/23/14	USD	7,000	119,614
Total								$215,069

•	OTC credit default swaps — buy protection outstanding as of June 30, 2014 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Depreciation
Federative Republic of Brazil	1.00%	Citibank N.A.	3/20/19	USD	2,500	$30,991	$113,331	$(82,340)
Republic of Colombia	1.00%	Citibank N.A.	3/20/19	USD	2,500	(33,978)	33,600	(67,578)
Russian Federation	1.00%	Goldman Sachs Bank USA	3/20/19	USD	5,000	138,033	203,459	(65,426)
CDX.EM Series 21 Version 1	5.00%	Citibank N.A.	6/20/19	USD	14,000	(1,704,210)	(1,031,336)	(672,874)
CDX.EM Series 21 Version 1	5.00%	Citibank N.A.	6/20/19	USD	11,400	(1,387,714)	(1,294,687)	(93,027)
Sberbank of Russia	1.00%	Citibank N.A.	6/20/19	USD	3,500	197,361	329,647	(132,286)
Total						$(2,759,517)	$(1,645,986)	$(1,113,531)

•	OTC options written as of June 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value
USD Currency	BNP Paribas S.A.	Put	BRL	2.25	10/23/14	USD	7,000	$(123,675)
USD Currency	UBS AG	Put	ZAR	10.60	10/23/14	USD	7,000	(94,902)
Total								$(218,577)

•	OTC interest rate swaps outstanding as of June 30, 2014 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3.03%[1]	6-month WIBOR	JPMorgan Chase Bank N.A.	1/14/16	PLN	82,000	$(267,952)	—	$(267,952)
4.38%[1]	28-day Mexican Interbank Rate	JPMorgan Chase Bank N.A.	1/20/16	MXN	369,600	(349,787)	$472	(350,259)
6.60%[2]	3-month JIBAR	Deutsche Bank AG	5/15/16	ZAR	231,000	(40,840)	(1,818)	(39,022)
2.77%[1]	6-month WIBOR	JPMorgan Chase Bank N.A.	6/04/16	PLN	20,700	(29,531)	—	(29,531)
4.10%[1]	6-month BUBOR	Goldman Sachs Bank USA	1/07/19	HUF	2,800,000	(786,831)	—	(786,831)
5.23%[2]	6-month BUBOR	Goldman Sachs Bank USA	1/07/24	HUF	1,550,000	928,899	—	928,899
6.85%[2]	28-day Mexican Interbank Rate	JPMorgan Chase Bank N.A.	1/10/24	MXN	97,300	495,535	(625)	496,160
4.29%[2]	6-month WIBOR	JPMorgan Chase Bank N.A.	1/14/24	PLN	9,700	286,760	—	286,760
7.97%[1]	3-month JIBAR	Deutsche Bank AG	5/15/24	ZAR	53,000	60,982	1,177	59,805
3.49%[2]	6-month WIBOR	JPMorgan Chase Bank N.A.	6/10/24	PLN	8,300	32,833	—	32,833
Total						$330,068	$(794)	$330,862

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2014	13

Schedule of Investments (concluded)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to the Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Foreign Agency Obligations	—	$9,935,286	—	$9,935,286
Foreign Government Obligations	—	55,467,448	—	55,467,448
Short-Term Securities	$1,989,358	—	—	1,989,358
Options Purchased:
Foreign Currency Exchange Contracts	—	215,069	—	215,069
Total	$1,989,358	$65,617,803	—	$67,607,161

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$178,606	—	$178,606
Interest rate contracts	—	1,804,457	—	1,804,457
Liabilities:
Credit contracts	—	(1,113,531)	—	(1,113,531)
Foreign currency exchange contracts	—	(769,785)	—	(769,785)
Interest rate contracts	$(121,160)	(1,473,595)	—	(1,594,755)
Total	$(121,160)	$(1,373,848)	—	$(1,495,008)

[1]

Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of June 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$2,580,823	—	—	$2,580,823
Cash pledged for financial futures contracts	207,000	—	—	207,000
Cash pledged as collateral for OTC derivatives	3,000,000	—	—	3,000,000
Liabilities:
Bank overdraft	—	$(86,937)	—	(86,937)
Cash received as collateral for OTC derivatives	—	(600,000)	—	(600,000)
Total	$5,787,823	$(686,937)	—	$5,100,886

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	JUNE 30, 2014

Consolidated Schedule of Investments June 30, 2014 (Unaudited)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Cayman Islands — 4.4%
ACAS CLO Ltd.:
Series 2012-1A, Class D, 5.08%, 9/20/23 (a)(b)	USD	3,465	$3,469,546
Series 2013-1A, Class C, 2.98%, 4/20/25 (a)(b)		2,000	1,940,000
Series 2013-1A, Class D, 3.83%, 4/20/25 (a)(b)		1,000	960,000
Series 2014-1A, Class C, 3.13%, 7/18/26 (a)(b)		5,880	5,713,008
ALM Loan Funding, Series 2012-7A, Class C, 4.73%, 10/19/24 (a)(b)		10,945	10,944,715
ALM V Ltd., Series 2012-5A, Class D, 5.72%, 2/13/23 (a)(b)		1,205	1,186,598
ALM VI Ltd., Series 2012-6A, Class C, 4.98%, 6/14/23 (a)(b)		3,840	3,843,798
ALM VII Ltd.:
Series 2012-7A, Class A1, 1.65%, 10/19/24 (a)(b)		11,500	11,485,556
Series 2012-7A, Class D, 5.28%, 10/19/24 (a)(b)		4,720	4,490,566
Series 2013-7RA, Class D, 5.24%, 4/24/24 (a)(b)		6,130	5,857,399
ALM VIII Ltd.:
Series 2013-8A, Class B, 2.99%, 1/20/26 (a)(b)		3,995	3,924,812
Series 2013-8A, Class C, 3.44%, 1/20/26 (a)(b)		6,775	6,359,767
ALM XIV Ltd.:
Series 2014-14A, Class A2, 2.33%, 7/28/26 (a)(b)		16,560	16,353,000
Series 2014-14A, Class B, 3.18%, 7/28/26 (a)(b)		3,600	3,540,941
Series 2014-14A, Class C, 3.68%, 7/28/26 (a)(b)		7,140	6,785,856
Series 2014-14A, Class D, 5.08%, 7/28/26 (a)(b)		3,630	3,303,663
Anchorage Capital CLO Ltd., Series 2014-3A, Class C, 3.73%, 4/28/26 (a)(b)		3,451	3,283,656
Apidos CDO IX, Series 2012-9A, Class C, 3.98%, 7/15/23 (a)(b)		6,440	6,441,198
Apidos CLO XVI:
Series 2013-16A, Class A1, 1.71%, 1/19/25 (a)(b)		12,910	12,878,383
Series 2013-16A, Class C, 3.51%, 1/19/25 (a)(b)		4,025	3,794,951
Series 2013-16A, Class D, 4.76%, 1/19/25 (a)(b)		1,810	1,611,825
Apidos CLO XVII:
Series 2014-17A, Class A1A, 1.73%, 4/17/26 (a)(b)		9,135	9,125,865
Series 2014-17A, Class B, 3.08%, 4/17/26 (a)(b)		4,060	4,022,242
Apidos CLO XVIII:
Series 2014-18A, Class C, 3.88%, 7/22/26 (a)(b)		3,950	3,809,380
Series 2014-18A, Class D, 5.43%, 7/22/26 (a)(b)		2,125	1,984,537
ARES CLO Ltd.:
Series 2012-2A, Class B1, 2.98%, 10/12/23 (a)(b)		3,040	3,050,476
Series 2012-2A, Class C, 3.39%, 10/12/23 (a)(b)		2,000	1,999,980
ARES XXIII CLO Ltd., Series 2012-1A, Class A, 1.73%, 4/19/23 (a)(b)		4,500	4,499,973
ARES XXV CLO Ltd.:
Series 2012-3X, Class C, 3.39%, 1/17/24 (b)		2,925	2,924,962

Asset-Backed Securities	Par (000)		Value
Cayman Islands (continued)
Series 2012-3X, Class D, 4.88%, 1/17/24 (b)	USD	2,500	$2,506,943
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A3L, 2.94%, 2/17/26 (a)(b)		2,400	2,321,993
Atlas Senior Loan Fund V Ltd.:
Series 2014-1A, Class C, 3.23%, 7/16/26 (a)(b)		2,145	2,104,889
Series 2014-1A, Class D, 3.68%, 7/16/26 (a)(b)		2,145	2,028,097
Atrium CDO Corp., Series 8A, Class D, 4.73%, 10/23/22 (a)(b)		11,135	11,143,251
Atrium IX, Series 9A, Class D, 3.73%, 2/28/24 (a)(b)		1,750	1,685,248
Atrium VII, Series 7A, Class B, 3.22%, 11/16/22 (a)(b)		10,770	10,770,366
Atrium X, Series 10A, Class A, 1.35%, 7/16/25 (a)(b)		3,856	3,805,776
Avalon IV Capital Ltd., Series 2012-1AR, Class CR, 3.08%, 4/17/23 (a)(b)		3,095	3,081,382
Avery Point III CLO Ltd., Series 2013-3A, Class E, 5.29%, 1/18/25 (a)(b)		1,500	1,386,527
Babson CLO Ltd., Series 2012-2A, Class C, 4.47%, 5/15/23 (a)(b)		3,465	3,464,844
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A1, 1.44%, 7/15/24 (a)(b)		3,210	3,165,702
Benefit Street Partners CLO III Ltd., Series 2013-IIIA, Class C, 3.49%, 1/20/26 (a)(b)		2,530	2,366,329
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class C, 3.73%, 7/20/26 (a)(b)		2,750	2,626,250
Benefit Street Partners CLO Ltd.:
Series 2012-IA, Class C, 4.73%, 10/15/23 (a)(b)		2,880	2,917,498
Series 2012-IA, Class D, 5.73%, 10/15/23 (a)(b)		3,000	2,908,434
Carlyle Global Market Strategies CLO Ltd.:
Series 2011-1A, Class E, 5.67%, 8/10/21 (a)(b)		2,750	2,703,489
Series 2012-2A, Class D, 4.93%, 7/20/23 (a)(b)		8,480	8,481,688
Series 2012-2A, Class E, 6.48%, 7/20/23 (a)(b)		5,000	5,000,000
Series 2012-3A, Class C, 4.73%, 10/04/24 (a)(b)		9,300	9,341,850
Series 2012-4A, Class D, 4.73%, 1/20/25 (a)(b)		1,503	1,508,629
Series 2012-4A, Class E, 5.74%, 1/20/25 (a)(b)		3,400	3,315,938
Series 2013-4A, Class C, 3.04%, 10/15/25 (a)(b)		5,470	5,389,646
Series 2014-1, Class C, 3.24%, 12/31/49 (a)(b)		8,300	8,258,500
Cedar Funding III CLO Ltd.:
Series 2014-3A, Class C, 3.03%, 5/20/26 (a)(b)		3,515	3,444,700
Series 2014-3A, Class D, 3.78%, 5/20/26 (a)(b)		2,945	2,814,242
Cent CLO 21 Ltd., Series 2014-21A, Class C, 3.73%, 7/27/26 (a)(b)		1,715	1,612,100
Cent CLO LP, Series 2013-17A, Class C, 3.72%, 1/30/25 (a)(b)		1,000	952,844
CIFC Funding Ltd.:
Series 2012-1A, Class A2L, 3.03%, 8/14/24 (a)(b)		3,258	3,249,327

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2014	15

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Cayman Islands (continued)
Series 2012-1A, Class A3L, 3.73%, 8/14/24 (a)(b)	USD	3,101	$3,100,898
Series 2012-3A, Class A2L, 2.49%, 1/29/25 (a)(b)		4,480	4,479,937
Series 2013-1A, Class C, 3.83%, 4/16/25 (a)(b)		1,700	1,627,986
Series 2014-1A, Class D, 3.41%, 4/18/25 (a)(b)		2,150	2,017,775
Series 2014-2A, Class A1L, 1.73%, 5/24/26 (a)(b)		10,360	10,334,100
Series 2014-2A, Class A3L, 3.08%, 5/24/26 (a)(b)		6,645	6,453,624
Series 2014-2A, Class B1L, 3.73%, 5/24/26 (a)(b)		6,890	6,545,500
Series 2014-3A, Class C1, 2.95%, 7/22/26 (a)(b)		2,421	2,336,490
Series 2014-3A, Class D, 3.55%, 7/22/26 (a)(b)		2,163	2,022,472
CT CDO IV Ltd., Series 2006-4A, Class A1, 0.46%, 10/20/43 (a)(b)		2,753	2,697,054
Dryden XXIII Senior Loan Fund, Series 2012-23A, Class C, 5.23%, 7/17/23 (a)(b)		5,385	5,381,984
Dryden XXIV Senior Loan Fund, Series 2012-24A, Class A, 1.65%, 11/15/23 (a)(b)		12,125	12,109,844
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 1.32%, 8/15/25 (a)(b)		16,550	16,316,910
Dryden XXXI Senior Loan Fund, Series 2014-31A, Class C, 3.09%, 4/18/26 (a)(b)		7,305	7,238,934
ECP CLO Ltd.:
Series 2008-1A, Class A2, 3.23%, 3/17/22 (a)(b)		14,850	14,920,047
Series 2012-4A, Class A1, 1.58%, 6/19/24 (a)(b)		4,790	4,780,947
Flatiron CLO Ltd., Series 2013-1A, Class A1, 1.69%, 1/17/26 (a)(b)		8,190	8,178,247
Fraser Sullivan CLO VII Ltd.:
Series 2012-7A, Class C, 4.24%, 4/20/23 (a)(b)		2,500	2,480,260
Series 2012-7A, Class D, 5.74%, 4/20/23 (a)(b)		5,000	4,844,640
Series 2012-7X, Class SUB, 8.88%, 4/20/23		7,000	6,447,000
Galaxy XII CLO Ltd., Series 2012-12A, Class B, 2.83%, 5/19/23 (a)(b)		4,845	4,870,252
Galaxy XV CLO Ltd., Series 2013-15A, Class C, 2.84%, 4/15/25 (a)(b)		3,000	2,924,814
Goldentree Loan Opportunities VI Ltd., Series 2012-6A, Class E, 5.73%, 4/17/22 (a)(b)		7,000	6,847,841
Gramercy Park CLO Ltd., Series 2012-1X, Class D, 5.74%, 7/17/23 (b)		1,250	1,207,328
GT Loan Financing I Ltd., Series 2013-1A, Class A, 1.51%, 10/28/24 (a)(b)		11,535	11,488,860
Halcyon Loan Advisors Funding Ltd., Series 2013-1A, Class C, 3.73%, 4/15/25 (a)(b)		1,000	949,295
Highbridge Loan Management Ltd., Series 2012-1A, Class B, 4.38%, 9/20/22 (a)(b)		3,000	3,002,946
ING Investment Management CLO Ltd.:
Series 2012-1RA, Class BR, 2.98%, 3/14/22 (a)(b)		6,000	5,975,886
Series 2012-1RA, Class DR, 6.49%, 3/14/22 (a)(b)		3,000	2,982,051
Series 2012-2A, Class A, 1.76%, 10/15/22 (a)(b)		2,875	2,875,647

Asset-Backed Securities	Par (000)		Value
Cayman Islands (continued)
Series 2012-2A, Class C, 3.68%, 10/15/22 (a)(b)	USD	5,000	$5,003,520
Series 2012-2A, Class D, 4.78%, 10/15/22 (a)(b)		5,055	5,067,061
Series 2012-3A, Class D, 4.98%, 10/15/22 (a)(b)		4,000	3,988,900
Series 2013-1A, Class A1, 1.37%, 4/15/24 (a)(b)		3,876	3,830,934
Jamestown CLO IV Ltd., Series 2014-4A, Class C, 3.73%, 7/15/26 (a)(b)		3,117	2,937,461
KKR Financial CLO Corp., Series 2007-AA, Class A, 0.98%, 10/15/17 (a)(b)		3,612	3,610,205
KKR Financial CLO Ltd., Series 2013-1A, Class A1, 1.39%, 7/15/25 (a)(b)		7,785	7,665,321
LCM VI Ltd., Series 6A, Class C, 1.03%, 5/28/19 (a)(b)		4,475	4,263,668
LCM X LP:
Series 10AR, Class CR, 3.08%, 4/15/22 (a)(b)		1,855	1,850,363
Series 10AR, Class DR, 3.98%, 4/15/22 (a)(b)		1,500	1,492,500
Series 10AR, Class ER, 5.73%, 4/15/22 (a)(b)		5,060	4,933,500
LCM XV LP, Series 15A, Class C, 3.33%, 8/25/24 (a)(b)		1,795	1,795,000
Madison Park Funding Ltd., Series 2012-10A, Class D, 4.48%, 1/20/25 (a)(b)		4,715	4,714,887
Madison Park Funding XI Ltd., Series 2013-11A, Class D, 3.80%, 10/23/25 (a)(b)		1,000	961,594
Marea CLO Ltd.:
Series 2012-1A, Class B, 2.58%, 10/16/23 (a)(b)		2,143	2,142,486
Series 2012-1A, Class C, 3.68%, 10/16/23 (a)(b)		1,964	1,932,576
Series 2012-1A, Class D, 4.78%, 10/16/23 (a)(b)		2,500	2,499,953
Series 2012-1X, Class D, 4.78%, 10/16/23 (b)		1,500	1,499,971
Marine Park CLO Ltd., Series 2012-1A, Class D, 5.99%, 5/18/23 (a)(b)		1,000	978,439
Mountain Hawk II CLO Ltd., Series 2013-2A, Class A1, 1.40%, 7/22/24 (a)(b)		10,005	9,872,314
Muir Woods CLO Ltd., Series 2012-1A, Class C, 3.98%, 9/14/23 (a)(b)		4,200	4,138,974
Neuberger Berman CLO Ltd.:
Series 2012-12A, Class C, 3.89%, 7/25/23 (a)(b)		10,000	10,015,950
Series 2012-12A, Class D, 5.74%, 7/25/23 (a)(b)		3,695	3,704,592
Oaktree CLO, Series 2014-1A, Class A2A, 2.29%, 2/13/25 (a)(b)		8,530	8,454,313
Octagon Investment Partners XII Ltd.:
Series 2012-1AR, Class B1R, 2.03%, 5/05/23 (a)(b)		6,635	6,634,934
Series 2012-1AR, Class DR, 3.93%, 5/05/23 (a)(b)		5,965	5,918,712
Series 2012-1AR, Class ER, 5.43%, 5/05/23 (a)(b)		7,770	7,610,948
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class C, 4.24%, 1/15/24 (a)(b)		1,000	987,503
Octagon Investment Partners XIX Ltd.:
Series 2014-1A, Class A, 1.75%, 4/15/26 (a)(b)		41,205	41,205,000
Series 2014-1A, Class F, 5.73%, 4/15/26 (a)(b)		3,950	3,586,442
Series 2014-1A, Class SUB, 0.00%, 4/15/26 (a)		5,600	5,180,000

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Cayman Islands (continued)
Octagon Investment Partners XV Ltd., Series 2013-1A, Class E, 4.99%, 1/19/25 (a)(b)	USD	1,250	$1,147,958
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 1.35%, 7/17/25 (a)(b)		8,330	8,222,576
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1, 1.55%, 10/25/25 (a)(b)		8,425	8,396,759
Octagon Investment Partners XVIII Ltd., Series 2013-1A, Class C, 3.94%, 12/16/24 (a)(b)		4,075	3,953,740
OHA Credit Partners VI Ltd., Series 2012-6A, Class D, 4.42%, 5/15/23 (a)(b)		5,510	5,524,508
OHA Credit Partners VII Ltd., Series 2012-7A, Class A, 1.65%, 11/20/23 (a)(b)		7,500	7,475,400
OHA Intrepid Leveraged Loan Fund Ltd., Series 2011-1AR, Class DR, 3.29%, 4/20/21 (a)(b)		2,920	2,914,268
OHA Loan Funding Ltd., Series 2013-2A, Class A, 1.51%, 8/23/24 (a)(b)		10,470	10,375,770
OZLM Funding Ltd., Series 2012-2X, Class B, 3.49%, 10/30/23 (b)		5,050	5,049,909
OZLM VII Ltd.:
Series 2014-7A, Class B1, 3.08%, 7/17/26 (a)(b)		3,229	3,144,723
Series 2014-7A, Class C, 3.83%, 7/17/26 (a)(b)		2,906	2,752,854
Series 2014-7A, Class D, 5.23%, 7/17/26 (a)(b)		3,834	3,491,240
Palmer Square CLO Ltd.:
Series 2013-2A, Class A1A, 1.65%, 10/17/25 (a)(b)		10,000	9,929,710
Series 2014-1A, Class B, 2.77%, 10/17/22 (a)(b)		5,370	5,284,080
Series 2014-1A, Class C, 4.07%, 10/17/22 (a)(b)		3,230	3,230,000
Series 2014-1A, Class D, 5.97%, 10/17/22 (a)(b)		2,600	2,600,000
Race Point V CLO Ltd., Series 2011-5AR, Class DR, 3.98%, 12/15/22 (a)(b)		4,360	4,360,000
Race Point VI CLO Ltd., Series 2012-6A, Class E, 5.73%, 5/24/23 (a)(b)		4,295	4,155,413
Race Point VIII CLO Ltd., Series 2013-8A, Class A, 1.48%, 2/20/25 (a)(b)		4,070	4,045,560
RAIT Preferred Funding II Ltd., Series 2007-2A, Class A1T, 0.44%, 6/25/45 (a)(b)		7,357	6,713,694
Regatta Funding LP, Series 2013-2A, Class D, 5.74%, 1/15/25 (a)(b)		1,750	1,665,858
Regatta III Funding Ltd., Series 2014-1A, Class D, 5.14%, 4/15/26 (a)(b)		2,405	2,204,327
Regatta IV Funding Ltd.:
Series 2014-1A, Class C, 3.18%, 7/25/26 (a)(b)		1,440	1,411,200
Series 2014-1A, Class D, 3.73%, 7/25/26 (a)(b)		1,730	1,639,521
Series 2014-1A, Class E, 5.18%, 7/25/26 (a)(b)		750	678,750
Seneca Park CLO Ltd.:
Series 2014-1A, Class D, 3.72%, 7/17/26 (a)(b)		3,695	3,540,486
Series 2014-1A, Class SUB, 0.00%, 7/17/26 (a)		2,000	1,900,000
Sound Point CLO IV Ltd., Series 2013-3A, Class A, 1.60%, 1/21/26 (a)(b)		5,815	5,758,391
Sudbury Mill CLO Ltd., Series 2013-1A, Class D, 3.74%, 1/17/26 (a)(b)		4,090	3,897,422

Asset-Backed Securities	Par (000)		Value
Cayman Islands (concluded)
Symphony CLO VII Ltd.:
Series 2011-7A, Class B, 2.13%, 7/28/21 (a)(b)	USD	6,130	$6,083,719
Series 2011-7A, Class F, 5.63%, 7/28/21 (a)(b)		2,390	2,346,332
Symphony CLO VIII LP, Series 2012-8A, Class B, 2.73%, 1/09/23 (a)(b)		9,825	9,824,961
Venture XVI CLO Ltd., Series 2014-16A, Class A3L, 2.99%, 4/15/26 (a)(b)		1,750	1,688,260
Venture XVII CLO Ltd., Series 2014-17A, Class C, 3.07%, 7/15/26 (a)(b)		4,680	4,545,684
Washington Mill CLO Ltd.:
Series 2014-1A, Class A1, 1.73%, 4/20/26 (a)(b)		5,750	5,744,250
Series 2014-1A, Class C, 3.23%, 4/20/26 (a)(b)		2,815	2,789,102
Series 2014-1A, Class D, 3.68%, 4/20/26 (a)(b)		4,285	4,097,317
WhiteHorse VIII Ltd., Series 2014-1A, Class C, 2.96%, 5/01/26 (a)(b)		6,275	6,039,687

			768,484,154
Ireland — 0.5%
ALME Loan Funding:
Series 2X, Class A, 0.00%, 8/15/27 (b)	EUR	11,500	15,702,862
Series 2X, Class E, 0.00%, 8/15/27 (b)		2,595	3,427,902
Series 2X, Class F, 0.00%, 8/15/27 (b)		1,730	2,261,105
Arbour CLO Ltd.:
Series 2014-1X, Class A, 1.81%, 6/16/27 (b)		12,101	16,569,903
Series 2014-1X, Class E, 5.36%, 6/16/27 (b)		2,706	3,652,340
Series 2014-1X, Class F, 6.11%, 6/16/27 (b)		1,352	1,824,820
Avoca CLO XI Ltd., Series 11X, Class A, 1.83%, 7/15/27 (b)		8,800	12,049,843
Bluestep Mortgage Securities No.2 Ltd., 2.95%, 11/10/55 (b)	SEK	66,909	10,020,530
CVC Cordatus Loan Fund III Ltd., Series 3X, Class A1, 1.85%, 7/08/27 (b)	EUR	10,810	14,705,922

			80,215,227
Italy — 0.2%
Arianna SPV Srl:
Series 1, Class A, 3.60%, 10/20/30		16,556	23,674,646
Series 1, Class B, 5.50%, 10/20/30		2,800	4,044,913
AUTO ABS, Series 2012-2, Class A, 2.80%, 4/27/25		2,578	3,567,589
Berica PMI, Series 1, Class A1X, 2.72%, 5/31/57 (b)		1,417	1,966,409
Colombo Srl, Series 1, Class B, 0.77%, 8/28/26 (b)		5,490	7,306,970

			40,560,527
Netherlands — 0.3%
Jubilee CDO BV, Series 2014-11X, Class A, 1.83%, 4/15/27 (b)		8,790	12,026,075
Jubilee CDO VIII BV, Series VIII-X, Class SUB, 5.39%, 1/15/24 (b)		5,820	4,098,976
North Westerly CLO BV, Series IV-X, Class A-1, 1.87%, 1/15/26 (b)		13,800	18,849,103
St. Pauls CLO, Series 4X, Class A1, 1.85%, 4/25/28 (b)		13,250	18,141,251

			53,115,405
Portugal — 0.4%
GAMMA Sociedade de Titularizacao de Creditos SA/Atlantes SME, Series 3, Class A, 2.17%, 12/28/43 (b)		8,637	11,892,600

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2014	17

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Portugal (concluded)
TAGUS-Sociedade de Titularizacao de Creditos SA/Volta Electricity Receivables, Series 1, Class SNR, 4.17%, 2/16/17	EUR	10,466	$14,592,977
TAGUS-Sociedade de Titularizacao de Creditos SA/Volta II Electricity Receivables, Series 2, Class SNR, 2.98%, 2/16/18		33,848	46,506,789

			72,992,366
United States — 7.4%
ACAS CLO Ltd., Series 2007-1A, Class A1S, 0.44%, 4/20/21 (a)(b)	USD	18,545	18,333,513
AmeriCredit Automobile Receivables Trust:
Series 2011-5, Class C, 3.44%, 10/08/17		4,500	4,624,133
Series 2012-2, Class C, 2.64%, 10/10/17		2,575	2,637,225
Series 2012-3, Class C, 2.42%, 5/08/18		2,540	2,596,934
Series 2012-4, Class B, 1.31%, 11/08/17		1,675	1,685,351
Series 2012-4, Class C, 1.93%, 8/08/18		2,640	2,682,818
Series 2012-4, Class E, 3.82%, 2/10/20 (a)		10,900	11,393,160
Series 2013-1, Class C, 1.57%, 1/08/19		6,732	6,758,699
Series 2013-4, Class C, 2.72%, 9/09/19		2,100	2,151,668
Series 2013-4, Class D, 3.31%, 10/08/19		3,945	4,088,669
Series 2013-5, Class B, 1.52%, 1/08/19		3,965	3,974,730
Series 2013-5, Class C, 2.29%, 11/08/19		2,110	2,135,035
Series 2013-5, Class D, 2.86%, 12/08/19		15,784	16,080,518
Series 2014-1, Class C, 2.15%, 3/09/20		3,659	3,668,850
Series 2014-1, Class D, 2.54%, 6/08/20		4,370	4,392,973
Series 2014-1, Class E, 3.58%, 8/09/21		5,240	5,333,503
Series 2014-2, Class C, 2.18%, 6/08/20		7,880	7,907,769
Series 2014-2, Class D, 2.57%, 7/08/20		15,355	15,431,406
Series 2014-2, Class E, 3.37%, 11/08/21		6,750	6,835,246
Bayview Opportunity Master Fund III Trust, Series 2013-7RPL, Class A, 4.46%, 11/28/18 (a)(c)		18,615	18,707,871
BOAA, Series 2012-1, Class R, 0.00%, 3/15/19 (d)		15,938	2,063,080
CarMax Auto Owner Trust:
Series 2013-4, Class B, 1.71%, 7/15/19		3,445	3,460,906
Series 2013-4, Class C, 1.95%, 9/16/19		1,605	1,614,559
Series 2013-4, Class D, 2.60%, 4/15/20		1,605	1,619,297
Carrington Mortgage Loan Trust, Series 2007-RFC1, Class A3, 0.29%, 12/25/36 (b)		9,750	6,161,357
Chesapeake Funding LLC:
Series 2012-1A, Class B, 1.75%, 11/07/23 (a)(b)		4,820	4,873,174
Series 2012-1A, Class C, 2.15%, 11/07/23 (a)(b)		1,495	1,511,452
Series 2013-1A, Class B, 1.15%, 1/07/25 (a)(b)		1,730	1,740,863
Series 2014-1A, Class B, 0.95%, 3/07/26 (a)(b)		1,965	1,968,596
Series 2014-1A, Class C, 1.35%, 3/07/26 (a)(b)		1,145	1,146,523
Series 2014-1A, Class D, 1.70%, 3/07/26 (a)(b)		3,245	3,249,316
CHLUPA Trust:
Series 2013-VM, Class A, 3.33%, 8/15/20 (a)		11,337	11,379,915
Series 2014-HD, Class A, 2.92%, 2/15/21 (a)		25,243	25,211,312

Asset-Backed Securities	Par (000)		Value
United States (continued)
Chrysler Capital Auto Receivables Trust:
Series 2013-AA, Class B, 1.83%, 3/15/19 (a)	USD	2,080	$2,097,534
Series 2013-AA, Class C, 2.28%, 7/15/19 (a)		4,330	4,363,978
Series 2013-AA, Class D, 2.93%, 8/17/20 (a)		4,330	4,402,476
Series 2013-BA, Class B, 1.78%, 6/17/19 (a)		3,660	3,676,280
Series 2013-BA, Class C, 2.24%, 9/16/19 (a)		3,785	3,799,606
Series 2013-BA, Class D, 2.89%, 10/15/20 (a)		3,710	3,764,062
Series 2014-AA, Class D, 2.64%, 7/15/21 (a)		12,675	12,689,678
CIFC Funding Ltd., Series 2012-2A, Class B1L, 4.48%, 12/05/24 (a)(b)		1,210	1,210,207
Countrywide Asset-Backed Certificates, Series 2006-19, Class 2A2, 0.31%, 3/25/37 (b)		11,024	9,677,461
Credit Acceptance Auto Loan Trust:
Series 2011-1, Class B, 3.96%, 9/15/19 (a)		2,106	2,121,149
Series 2012-2A, Class A, 1.52%, 3/16/20 (a)		3,865	3,884,201
Series 2012-2A, Class B, 2.21%, 9/15/20 (a)		2,000	2,026,470
Series 2013-2A, Class A, 1.50%, 4/15/21 (a)		6,970	7,020,226
Series 2013-2A, Class B, 2.26%, 10/15/21 (a)		4,970	5,034,386
Series 2014-1A, Class A, 1.55%, 10/15/21 (a)		26,950	27,031,928
Series 2014-1A, Class B, 2.29%, 4/15/22 (a)		7,290	7,326,815
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.50%, 1/25/30 (a)		35,006	33,386,584
DT Auto Owner Trust:
Series 2011-3A, Class D, 5.83%, 3/15/18 (a)		5,216	5,285,311
Series 2012-1A, Class C, 3.38%, 10/16/17 (a)		102	101,655
Series 2012-1A, Class D, 4.94%, 7/16/18 (a)		3,285	3,348,920
Series 2012-2A, Class B, 1.85%, 4/17/17 (a)		119	118,878
Series 2012-2A, Class C, 2.72%, 4/17/17 (a)		200	200,653
Series 2014-1A, Class C, 2.64%, 10/15/19 (a)		5,500	5,536,845
First Franklin Mortgage Loan Trust, Series 2006-FF16, Class 2A4, 0.36%, 12/25/36 (b)		10,792	6,544,838
Flatiron CLO Ltd., Series 2012-1A, Class C, 4.74%, 10/25/24 (a)(b)		10,200	10,155,630
Ford Credit Floorplan Master Owner Trust:
Series 2012-4, Class D, 2.09%, 9/15/16		3,445	3,453,771
Series 2013-1, Class D, 1.82%, 1/15/18		3,530	3,556,390
Fremont Home Loan Trust:
Series 2006-3, Class 2A3, 0.32%, 2/25/37 (b)		9,867	5,195,788
Series 2006-B, Class 2A3, 0.31%, 8/25/36 (b)		11,949	5,266,434
GSAA Home Equity Trust, Series 2005-11, Class 2A1, 0.43%, 10/25/35 (b)		3,862	3,608,712
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T6, Class AT6, 1.29%, 9/15/44 (a)		13,550	13,556,775

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
United States (continued)
Hyundai Auto Receivables Trust, Series 2012-A, Class D, 2.61%, 5/15/18	USD	2,010	$2,075,886
ING Investment Management CLO Ltd.:
Series 2013-3A, Class A1, 1.69%, 1/18/26 (a)(b)		6,770	6,761,876
Series 2013-3A, Class B, 2.94%, 1/18/26 (a)(b)		6,540	6,377,442
Invitation Homes Trust, Series 2014-SFR1, Class E, 3.40%, 6/17/31 (a)(b)		11,395	11,417,790
Lehman XS Trust, Series 2007-1, Class 2A1, 5.73%, 2/25/37 (b)		8,715	8,041,137
Nelnet Student Loan Trust:
Series 2008-3, Class A4, 1.88%, 11/25/24 (b)		4,435	4,657,899
Series 2014-2A, Class A3, 1.01%, 7/27/37 (a)(b)		12,770	12,697,849
NEUB, Series 17, Class D, 0.01%, 8/04/25 (a)(b)		1,597	1,513,477
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		54,475	54,473,911
Series 2014-1A, Class B, 3.24%, 6/18/24 (a)		11,216	11,300,120
PFS Financing Corp.:
Series 2012-BA, Class B, 1.70%, 10/17/16 (a)(b)		4,030	4,034,655
Series 2014-AA, Class B, 1.10%, 2/15/19 (a)(b)		4,725	4,725,671
Pinnacle Park CLO Ltd.:
Series 2014-1A, Class D, 3.73%, 4/15/26 (a)(b)		4,080	3,946,421
Series 2014-1A, Class E, 5.18%, 4/15/26 (a)(b)		1,500	1,402,530
Prestige Auto Receivables Trust:
Series 2014-1A, Class A3, 1.52%, 4/15/20 (a)		5,030	5,028,079
Series 2014-1A, Class B, 1.91%, 4/15/20 (a)		1,660	1,657,581
Series 2014-1A, Class C, 2.39%, 5/15/20 (a)		4,455	4,450,420
Series 2014-1A, Class D, 2.91%, 7/15/21 (a)		4,945	4,938,517
Residential Asset Mortgage Products Trust, Series 2006-RZ4, Class A3, 0.42%, 10/25/36 (b)		18,000	14,842,188
Santander Drive Auto Receivables Trust:
Series 2011-4, Class C, 3.82%, 8/15/17		445	454,270
Series 2012-1, Class B, 2.72%, 5/16/16		1,198	1,202,269
Series 2012-1, Class C, 3.78%, 11/15/17		2,400	2,463,768
Series 2012-3, Class B, 1.94%, 12/15/16		4,175	4,202,922
Series 2012-3, Class C, 3.01%, 4/16/18		5,690	5,834,480
Series 2012-4, Class C, 2.94%, 12/15/17		3,395	3,479,002
Series 2012-4, Class D, 3.50%, 6/15/18		21,020	21,840,810
Series 2012-5, Class B, 1.56%, 8/15/18		3,740	3,768,185
Series 2012-5, Class C, 2.70%, 8/15/18		2,060	2,117,561
Series 2012-6, Class C, 1.94%, 3/15/18		4,045	4,107,394
Series 2013-1, Class D, 2.27%, 1/15/19		3,820	3,870,294
Series 2013-4, Class B, 2.16%, 1/15/20		9,220	9,442,608
Series 2013-4, Class C, 3.25%, 1/15/20		7,630	7,962,950
Series 2013-4, Class D, 3.92%, 1/15/20		2,480	2,624,733
Series 2013-5, Class C, 2.25%, 6/17/19		15,245	15,385,894
Series 2013-5, Class D, 2.73%, 10/15/19		7,745	7,899,319
Series 2013-A, Class B, 1.89%, 10/15/19 (a)		13,020	13,201,603

Asset-Backed Securities	Par (000)		Value
United States (continued)
Series 2013-A, Class C, 3.12%, 10/15/19 (a)	USD	5,040	$5,202,480
Series 2013-A, Class D, 3.78%, 10/15/19 (a)		3,855	4,058,652
Series 2014-1, Class B, 1.59%, 10/15/18		13,585	13,653,563
Series 2014-1, Class C, 2.36%, 4/15/20		23,335	23,718,814
Series 2014-1, Class D, 2.91%, 4/15/20		22,325	22,814,297
Series 2014-2, Class B, 1.62%, 2/15/19		26,405	26,560,077
Series 2014-2, Class C, 2.33%, 11/15/19		35,470	35,816,471
Series 2014-2, Class D, 2.76%, 2/18/20		11,460	11,595,755
Series 2014-3, Class B, 1.45%, 5/15/19		9,188	9,192,254
Series 2014-3, Class C, 2.13%, 8/17/20		12,191	12,204,386
Series 2014-3, Class D, 2.65%, 8/17/20		24,388	24,511,647
Series 2014-S1, Class R, 1.42%, 8/16/18 (a)		4,638	4,638,353
Series 2014-S2, Class R, 1.43%, 11/16/18 (a)		8,913	8,912,881
Series 2014-S3, Class R, 1.43%, 2/19/19 (a)		5,642	5,641,548
Series 2014-S4, Class R, 1.43%, 4/16/19 (a)		7,650	7,650,225
Series 2014-S5, Class R, 1.43%, 6/18/19 (a)		8,343	8,343,008
Series 2014-S6, Class R, 1.43%, 12/17/19 (a)		17,999	17,998,772
Scholar Funding Trust, Series 2011-A, Class A, 1.13%, 10/28/43 (a)(b)		3,527	3,541,602
SLC Private Student Loan Trust, Series 2006-A, Class A5, 0.40%, 7/15/36 (b)		7,637	7,570,560
SLM Private Credit Student Loan Trust:
Series 2003-B, Class A2, 0.63%, 3/15/22 (b)		4,211	4,206,907
Series 2004-A, Class A3, 0.63%, 6/15/33 (b)		16,595	15,846,101
Series 2004-B, Class A2, 0.43%, 6/15/21 (b)		1,926	1,909,136
Series 2004-B, Class A3, 0.56%, 3/15/24 (b)		10,555	9,876,377
Series 2005-B, Class A2, 0.41%, 3/15/23 (b)		7,330	7,257,711
Series 2006-B, Class A4, 0.41%, 3/15/24 (b)		7,581	7,517,862
Series 2006-C, Class A4, 0.40%, 3/15/23 (b)		4,900	4,829,391
Series 2007-A, Class A2, 0.35%, 9/15/25 (b)		2,783	2,745,326
SLM Private Education Loan Trust:
Series 2011-A, Class A2, 4.37%, 4/17/28 (a)		2,000	2,142,690
Series 2011-B, Class A2, 3.74%, 2/15/29 (a)		3,340	3,528,877
Series 2011-B, Class A3, 2.40%, 6/16/42 (a)(b)		11,165	11,937,361
Series 2011-C, Class A2B, 4.54%, 10/17/44 (a)		7,690	8,271,449
Series 2012-A, Class A1, 1.55%, 8/15/25 (a)(b)		1,450	1,469,176

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2014	19

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
United States (concluded)
Series 2012-A, Class A2, 3.83%, 1/17/45 (a)	USD	11,210	$11,807,605
Series 2012-B, Class A2, 3.48%, 10/15/30 (a)		5,750	6,027,098
Series 2012-C, Class A1, 1.25%, 8/15/23 (a)(b)		2,869	2,891,004
Series 2012-C, Class A2, 3.31%, 10/15/46 (a)		9,015	9,418,187
Series 2012-D, Class A2, 2.95%, 2/15/46 (a)		25,520	26,492,924
Series 2012-E, Class A2A, 2.09%, 6/15/45 (a)		8,025	8,043,698
Series 2013-A, Class A2A, 1.77%, 5/17/27 (a)		7,730	7,671,360
Series 2013-A, Class B, 2.50%, 3/15/47 (a)		17,440	16,681,552
Series 2013-B, Class A2A, 1.85%, 6/17/30 (a)		2,420	2,390,556
Series 2013-B, Class A2B, 1.25%, 6/17/30 (a)(b)		9,970	10,092,731
Series 2013-B, Class B, 3.00%, 5/16/44 (a)		8,565	8,309,052
Series 2013-C, Class A2A, 2.94%, 10/15/31 (a)		15,620	16,092,849
Series 2013-C, Class B, 3.50%, 6/15/44 (a)		19,840	19,703,719
Series 2014-A, Class A2A, 2.59%, 1/15/26 (a)		2,800	2,835,112
Series 2014-A, Class A2B, 1.30%, 1/15/26 (a)(b)		12,220	12,372,237
Series 2014-A, Class B, 3.50%, 11/15/44 (a)		16,505	15,953,155
SLM Student Loan Trust, Series 2008-5, Class A4, 1.93%, 7/25/23 (b)		827	867,356
SolarCity LMC Series I LLC, Series 2013-1, Class A, 4.80%, 11/20/38 (a)		5,848	6,080,202
SolarCity LMC Series II LLC, Series 2014-1, Class A, 4.59%, 4/20/44 (a)		8,807	8,960,596
SpringCastle America Funding LLC:
Series 2013-1A, Class A, 3.75%, 4/03/21 (a)		30,079	30,339,083
Series 2013-1A, Class B, 4.00%, 12/03/24 (a)		33,980	33,979,573
Washington Mutual Asset-Backed Certificates WMABS Trust, Series 2006-HE5, Class 2A2, 0.33%, 10/25/36 (b)		13,895	6,450,394
World Financial Network Credit Card Master Trust:
Series 2012-C, Class A, 2.23%, 8/15/22		7,700	7,762,593
Series 2012-C, Class C, 4.55%, 8/15/22		4,650	4,873,288
Series 2012-C, Class M, 3.32%, 8/15/22		2,270	2,342,181
Series 2012-D, Class A, 2.15%, 4/17/23		2,290	2,277,013
Series 2012-D, Class B, 3.34%, 4/17/23		3,290	3,244,687
Series 2012-D, Class M, 3.09%, 4/17/23		2,525	2,564,049

			1,302,753,136
Total Asset-Backed Securities — 13.2%			2,318,120,815

Common Stocks		Shares
Australia — 0.0%
Fortescue Metals Group Ltd.		1,200,000	4,922,204
Germany — 0.1%
Volkswagen AG, Preference Shares		29,189	7,665,959

Common Stocks		Shares	Value
Japan — 0.0%
Disco Corp.		30,000	$2,013,721
United Kingdom — 0.0%
Barclays PLC		1,381,739	5,032,072
United States — 1.0%
2U, Inc. (e)		10,714	180,102
A10 Networks, Inc. (e)		972	12,928
Amazon.com, Inc. (e)		3,244	1,053,586
American Capital Agency Corp.		2,120,000	49,629,200
Apple Inc.		10,948	1,017,398
BorgWarner, Inc.		31,334	2,042,663
CBS Corp., Class B		32,450	2,016,443
Comcast Corp., Class A		235,000	12,614,800
Delta Air Lines, Inc.		557,800	21,598,016
EMC Corp.		200,000	5,268,000
General Motors Co.		59,812	2,171,176
Gilead Sciences, Inc. (e)		24,962	2,069,599
Google, Inc., Class A (e)		3,620	2,116,505
LyondellBasell Industries NV, Class A		60,156	5,874,233
NetApp, Inc.		28,081	1,025,518
OPOWER, Inc. (e)		3,478	65,560
Q2 Holdings, Inc. (e)		5,625	80,213
Time Warner Cable, Inc.		40,000	5,892,000
TriNet Group, Inc. (e)		5,000	120,350
Two Harbors Investment Corp.		2,450,000	25,676,000
United Continental Holdings, Inc. (e)		262,400	10,776,768
Valero Energy Corp.		70,000	3,507,000
Vantage Drilling Co. (e)		1,200,000	2,304,000
Varonis Systems, Inc. (e)		835	24,223
Verizon Communications, Inc.		150,000	7,339,500

			164,475,781
Total Common Stocks — 1.1%			184,109,737

Corporate Bonds	Par (000)
Australia — 0.1%
Drillsearch Finance Property Ltd., 6.00%, 9/01/18	USD	2,100	2,396,625
FMG Resources August 2006 Property Ltd., 8.25%, 11/01/19 (a)		5,000	5,443,750
Transfield Services Ltd.:
8.38%, 5/15/20 (a)		1,800	1,849,500
8.38%, 5/15/20		300	309,570

			9,999,445
Canada — 0.1%
Enbridge, Inc., 3.50%, 6/10/24		6,855	6,828,608
MEG Energy Corp.:
6.50%, 3/15/21 (a)		2,430	2,575,800
7.00%, 3/31/24 (a)		11,171	12,316,027

			21,720,435
China — 1.1%
21Vianet Group, Inc., 7.00%, 6/26/17	CNY	30,000	4,858,574
Agile Property Holdings Ltd., 6.88%, 2/28/17		21,000	3,341,255
Baidu, Inc., 2.75%, 6/09/19	USD	5,160	5,180,098
Beijing Capital Hong Kong Ltd., 4.95%, 6/20/17	CNY	22,000	3,545,734
Biostime International Holdings Ltd., 0.00%, 2/20/19 (d)	HKD	40,000	5,012,727
Caifu Holdings Ltd., 8.75%, 1/24/20	USD	6,200	6,107,000
China Construction Bank Asia Corp. Ltd., 3.55%, 7/02/19		4,850	4,890,013

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
China (concluded)
China Electronics Corp. Holdings Co. Ltd., 4.70%, 1/16/17	CNY	27,500	$4,450,547
China Overseas Finance Cayman III Ltd., 6.38%, 10/29/43	USD	4,900	4,771,130
China Overseas Finance Cayman VI Ltd., 5.95%, 5/08/24		10,800	11,160,774
CIFI Holdings Group Co. Ltd., 8.88%, 1/27/19		3,000	2,955,000
Citic Pacific Ltd., 6.80%, 1/17/23		2,000	2,277,600
Crotona Assets Ltd., 4.00%, 4/14/19		3,970	3,949,654
E-House China Holdings Ltd.:
2.75%, 12/15/18 (a)		10,700	9,569,599
2.75%, 12/15/18		1,000	905,891
Fantasia Holdings Group Co. Ltd.:
13.75%, 9/27/17		4,100	4,202,500
10.63%, 1/23/19		8,500	7,437,517
Fufeng Group Ltd., 3.00%, 11/27/18	CNY	53,000	8,710,193
Gemdale Asia Investment Ltd., 6.50%, 3/04/17		25,000	4,007,895
Golden Eagle Retail Group Ltd., 4.63%, 5/21/23	USD	3,000	2,788,191
Greenland Hong Kong Holdings Ltd., 5.50%, 1/23/18	CNY	26,500	4,205,586
Huaxia Bank Co. Ltd., 5.25%, 6/30/17		24,500	3,970,930
Kaisa Group Holdings Ltd.:
6.88%, 4/22/16		14,500	2,343,197
12.88%, 9/18/17	USD	4,000	4,560,000
8.88%, 3/19/18		2,500	2,568,750
9.63%, 6/06/19		2,000	2,060,000
10.25%, 1/08/20		4,800	5,052,000
Logan Property Holdings Co. Ltd., 11.50%, 6/04/19		3,650	3,675,185
Logo Star Ltd., 1.50%, 11/22/18	HKD	28,000	4,217,847
Longfor Properties Co. Ltd., 7.00%, 5/28/18	CNY	21,400	3,481,788
Panda Funding Investment 2013, 3.95%, 12/17/16		30,000	4,773,086
Poly Property Group Co. Ltd., 4.75%, 5/16/18	USD	4,900	4,844,875
Power Construction Corp. of China, 4.45%, 5/15/17	CNY	29,000	4,674,161
Qihoo 360 Technology Co. Ltd.:
2.50%, 9/15/18 (a)	USD	2,000	2,302,500
2.50%, 9/15/18		2,079	2,378,646
Shenzhou International Group Holdings Ltd., 0.50%, 6/18/19	HKD	38,000	4,952,002
Sparkle Assets Ltd., 6.88%, 1/30/20	USD	4,860	4,866,930
Sunac China Holdings Ltd., 9.38%, 4/05/18		3,000	3,037,500
Tong Jie Ltd., 0.00%, 2/18/18 (d)	HKD	27,000	3,501,110
Trillion Chance Ltd., 8.50%, 1/10/19	USD	4,000	4,025,200
Wanda Properties International Co. Ltd., 7.25%, 1/29/24		5,450	5,746,753
Xinyuan Real Estate Co. Ltd., 13.00%, 6/06/19		1,350	1,281,487
Yingde Gases Investment Ltd., 8.13%, 4/22/18		2,800	2,961,000
Yuzhou Properties Co. Ltd., 8.75%, 10/04/18		4,700	4,676,500

			190,278,925
Czech Republic — 0.1%
CE Energy AS, 7.00%, 2/01/21	EUR	4,555	6,662,225
RPG Byty Sro, 6.75%, 5/01/20		6,211	8,887,437

			15,549,662
Finland — 0.1%
Citycon Oyj, 3.75%, 6/24/20		5,750	8,605,080
France — 1.2%
3AB Optique Developpement SAS, 5.63%, 4/15/19		4,000	5,422,429
Autodis SA, 6.50%, 2/01/19		395	570,892

Corporate Bonds	Par (000)		Value
France (concluded)
BNP Paribas SA:
2.50%, 5/20/24	EUR	10,925	$15,112,702
3.10%, 3/20/26 (b)		22,510	31,246,950
BPCE SA:
2.95%, 7/08/26 (b)		9,700	13,183,924
5.25%, 4/16/29	GBP	1,000	1,721,748
Credit Agricole SA, 3.88%, 4/15/24 (a)	USD	8,200	8,312,496
GDF Suez, 2.65%, 5/19/26	EUR	26,300	36,391,882
GELF Bond Issuer I SA, 3.13%, 4/03/18		4,790	6,922,353
Imerys SA, 2.50%, 11/26/20		3,500	5,002,695
Kerneos Tech Group SAS:
5.06%, 3/01/21 (b)		1,233	1,705,231
5.75%, 3/01/21		1,613	2,309,353
Labeyrie Fine Foods SAS, 5.63%, 3/15/21		485	698,976
Lion/Seneca France 2, 7.88%, 4/15/19		4,560	6,181,569
Numericable Group SA:
5.38%, 5/15/22		1,470	2,136,160
5.63%, 5/15/24		3,900	5,707,415
Plastic Omnium SA, 2.88%, 5/29/20		10,000	14,299,192
Renault SA:
4.63%, 9/18/17		10,506	15,731,782
3.13%, 3/05/21		10,155	14,584,237
SGD Group SAS, 5.63%, 5/15/19		1,550	2,196,785
Société Générale SA, 5.00%, 1/17/24 (a)	USD	7,375	7,713,041
Total Capital International SA, 2.75%, 6/19/21		10,775	10,798,543

			207,950,355
Germany — 1.1%
BMW Finance NV, 0.67%, 4/04/17 (b)	EUR	8,275	11,334,223
Commerzbank AG:
7.75%, 3/16/21		7,800	13,224,647
8.13%, 9/19/23 (a)	USD	4,186	5,079,753
Fresenius Finance BV, 3.00%, 2/01/21	EUR	9,430	13,675,631
FTE Verwaltungs GmbH, 9.00%, 7/15/20		2,740	4,108,312
Galapagos SA, 5.38%, 6/15/21		470	654,036
KFW:
3.13%, 7/04/16		5,500	7,985,280
0.88%, 10/13/17		5,500	7,687,687
LBBW, 3.00%, 5/27/26 (b)		26,250	35,988,559
Mahle GmbH, 2.50%, 5/14/21		6,800	9,384,391
Schaeffler Holding Finance BV, 6.88% (6.88% Cash or 7.38% PIK), 8/15/18 (f)		870	1,253,834
ThyssenKrupp AG, 3.13%, 10/25/19		1,680	2,398,193
Trionista Holdco GmbH, 5.00%, 4/30/20		1,017	1,457,612
Unitymedia KabelBW GmbH, 9.50%, 3/15/21		1,130	1,765,715
Volkswagen International Finance NV:
5.50%, 11/09/15 (a)		2,100	3,360,058
5.50%, 11/09/15		39,600	63,469,533
0.93%, 4/15/19 (b)		10,500	14,419,297

			197,246,761
Greece — 0.0%
S&B Minerals Finance SCA, 9.25%, 8/15/20		1,495	2,301,968
Hong Kong — 0.4%
ASM Pacific Technology Ltd., 1.75%, 3/28/19	HKD	10,000	1,412,830
Champion MTN Ltd., 3.75%, 1/17/23	USD	2,000	1,818,384
China Nickel Resources Holdings Co. Ltd., 10.00%, 12/12/18	HKD	6,000	658,031
China Overseas Finance Investment Cayman IV Ltd., 0.00%, 2/04/21 (d)	USD	9,400	9,505,750
China Overseas Grand Oceans Finance Cayman Ltd., 2.00%, 3/21/17 (g)	HKD	48,000	6,224,195
China Precious Metal Resources Holdings Co. Ltd., 7.25%, 2/04/18		57,000	3,759,967

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2014	21

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Hong Kong (concluded)
China Taiping New Horizon Ltd., 6.00%, 10/18/23	USD	6,030	$6,507,865
Glorious Property Holdings Ltd., 13.25%, 3/04/18		4,800	3,420,000
Goodman HK Finance, 4.38%, 6/19/24		5,500	5,500,330
HKEx International Ltd., 0.50%, 10/23/17		3,050	3,438,875
Hopson Development Holdings Ltd., 9.88%, 1/16/18		5,900	5,382,027
Industrial & Commercial Bank of China Asia Ltd., 4.50%, 10/10/23 (b)		2,500	2,530,250
IT Ltd., 6.25%, 5/15/18	CNY	20,100	2,959,650
PCCW-HKT Capital No. 5 Ltd., 3.75%, 3/08/23	USD	3,600	3,477,438
Shine Power International Ltd., 0.00%, 7/28/19 (d)	HKD	60,000	7,712,505
Sun Hung Kai Properties Capital Market Ltd., 3.38%, 2/25/24 (b)	USD	3,200	3,195,962
Wheelock Finance Ltd., 2.75%, 7/02/17		2,123	2,122,297

			69,626,356
India — 0.2%
AE-Rotor Holding BV, 4.97%, 3/28/18		5,200	5,364,928
Bharti Airtel International Netherlands BV, 5.35%, 5/20/24		7,000	7,305,900
Rolta LLC, 10.75%, 5/16/18		1,900	1,964,125
Sintex Industries Ltd., 7.50%, 11/29/17 (g)		4,900	5,586,000
TML Holdings Pte Ltd.:
4.25%, 5/16/18	SGD	9,250	7,444,562
5.75%, 5/07/21	USD	6,000	6,191,400

			33,856,915
Indonesia — 0.1%
Alam Synergy Pte Ltd., 6.95%, 3/27/20		2,000	1,980,000
Bank Rakyat Indonesia Persero Tbk PT, 2.95%, 3/28/18		6,950	6,845,750
Indo Energy Finance II BV, 6.38%, 1/24/23		1,800	1,502,100
Pacific Emerald Pte Ltd., 9.75%, 7/25/18		3,850	4,109,875
Theta Capital Pte Ltd., 7.00%, 4/11/22		2,300	2,354,625

			16,792,350
Ireland — 0.5%
AIB Mortgage Bank, 2.63%, 7/28/17	EUR	1,910	2,715,846
Allied Irish Banks PLC, 2.75%, 4/16/19		10,175	14,140,227
Ardagh Glass Finance PLC, 8.75%, 2/01/20		572	830,234
Ardagh Packaging Finance PLC, 9.25%, 10/15/20		545	813,433
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.25%, 1/31/19 (a)	USD	5,800	5,945,000
4.25%, 1/15/22	EUR	3,540	4,798,850
Bank of Ireland:
2.20%, 5/08/17		6,775	9,287,882
3.25%, 1/15/19		16,230	23,105,093
4.55%, 6/11/24 (b)		12,100	16,469,122
Bank of Ireland Mortgage Bank, 3.63%, 10/02/20		1,480	2,295,329
CRH Finance Ltd., 3.13%, 4/03/23		2,540	3,776,757
DEPFA Bank PLC, 0.94%, 12/15/15 (b)		4,644	6,012,463

			90,190,236
Italy — 2.2%
Astaldi SpA, 7.13%, 12/01/20		3,866	5,776,502
Banca Monte dei Paschi di Siena SpA:
4.88%, 9/15/16		16,789	24,807,627
2.88%, 4/16/21		37,825	53,567,513
Banca Popolare dell’Emilia Romagna SC, 3.38%, 10/22/18		22,250	32,884,909
Banco Popolare SC, 3.50%, 3/14/19		6,425	9,115,353
Cerved Group SpA, 8.00%, 1/15/21		1,010	1,548,952

Corporate Bonds	Par (000)		Value
Italy (concluded)
CNH Industrial Finance Europe SA, 2.75%, 3/18/19	EUR	21,495	$29,842,819
Credito Emiliano SpA, 3.25%, 7/09/20		2,725	4,098,470
FGA Capital Ireland PLC, 2.63%, 4/17/19		3,450	4,845,731
Gamenet SpA, 7.25%, 8/01/18		887	1,244,934
GCL Holdings SCA, 9.38%, 4/15/18		995	1,461,093
Intesa Sanpaolo SpA:
3.50%, 1/17/22		5,220	7,791,688
5.02%, 6/26/24 (a)	USD	12,375	12,521,211
3.25%, 2/10/26	EUR	5,300	7,837,929
IVS F. SpA, 7.13%, 4/01/20		495	727,140
Meccanica Holdings USA, Inc.:
6.25%, 7/15/19 (a)	USD	3,376	3,755,800
7.38%, 7/15/39 (a)		2,240	2,380,000
6.25%, 1/15/40 (a)		6,540	6,294,750
Mediobanca SpA:
2.25%, 3/18/19	EUR	7,750	10,885,487
3.63%, 10/17/23		7,490	11,478,910
Officine Maccaferri SpA, 5.75%, 6/01/21		2,268	3,183,212
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	1,056	1,090,320
6.00%, 9/30/34		887	889,218
7.72%, 6/04/38		2,050	2,362,625
Telecom Italia Finance SA:
6.13%, 11/15/16	EUR	17,800	30,235,383
7.75%, 1/24/33		3,440	6,099,959
Telecom Italia SpA:
4.88%, 9/25/20		1,050	1,566,359
4.50%, 1/25/21		7,875	11,513,912
5.88%, 5/19/23	GBP	5,650	10,119,332
UniCredit SpA:
3.25%, 1/14/21	EUR	11,640	17,083,051
5.75%, 10/28/25 (b)		11,990	18,462,400
Unione di Banche Italiane SCpA:
2.88%, 2/18/19		7,725	11,136,932
3.13%, 10/14/20		4,080	6,086,334
3.30%, 2/05/24		4,765	7,012,145
Wind Acquisition Finance SA:
4.00%, 7/15/20		11,942	16,311,304
4.21%, 7/15/20 (b)		5,230	7,229,474

			383,248,778
Jamaica — 0.0%
Digicel Ltd.:
8.25%, 9/01/17 (a)	USD	1,845	1,898,136
6.00%, 4/15/21 (a)		3,100	3,200,750

			5,098,886
Japan — 0.4%
Ebara Corp., 0.00%, 3/19/18 (d)	JPY	180,000	2,474,212
Kawasaki Kisen Kaisha Ltd., 0.00%, 9/26/18		930,000	9,210,034
Kyoritsu Maintenance Co. Ltd., 0.00%, 12/28/18 (d)		460,000	4,872,218
Maruzen Showa Unyu Co. Ltd., 0.00%, 3/29/19 (d)		571,000	6,008,450
MISUMI Group, Inc., 0.00%, 10/22/18 (d)	USD	7,700	7,805,875
Mizuho Financial Group Cayman 3 Ltd., 4.60%, 3/27/24		10,000	10,469,000
Nidec Corp., 0.00%, 9/18/15 (d)	JPY	600,000	7,228,666
Park24 Co. Ltd., 0.00%, 4/26/18 (d)		400,000	4,007,700
SBI Holdings, Inc., 0.00%, 11/02/17 (d)		700,000	7,391,787
The Shizuoka Bank Ltd., 0.00%, 4/25/18 (d)	USD	1,700	1,746,750
Softbank Corp., 4.50%, 4/15/20 (a)		1,045	1,061,981
Sumitomo Forestry Co. Ltd., 0.00%, 8/24/18 (d)	JPY	350,000	3,516,238
Takashimaya Co. Ltd., 0.00%, 12/11/18 (d)		30,000	305,168

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Japan (concluded)
Yamaguchi Financial Group, Inc., 0.00%, 12/20/18 (d)	USD	6,400	$7,176,000

			73,274,079
Jersey — 0.0%
Atrium European Real Estate Ltd., 4.00%, 4/20/20	EUR	3,155	4,619,269
Luxembourg — 0.4%
Altice SA, 7.25%, 5/15/22		13,475	19,558,401
APERAM, 0.63%, 7/08/21	USD	5,800	5,800,000
BMBG Bond Finance SCA, 5.33%, 10/15/20 (b)	EUR	3,635	5,062,022
INEOS Group Holdings SA:
6.50%, 8/15/18		2,000	2,854,991
5.75%, 2/15/19		2,615	3,697,094
Intelsat Luxembourg SA, 6.75%, 6/01/18	USD	3,100	3,282,125
Intralot Capital Luxembourg SA, 6.00%, 5/15/21	EUR	685	953,213
Intralot Finance Luxembourg SA, 9.75%, 8/15/18		7,635	11,957,458
Magnolia BC SA, 9.00%, 8/01/20		1,000	1,451,458
Monitchem HoldCo 3 SA, 5.25%, 6/15/21		884	1,219,540
Servus Luxembourg Holding SCA, 7.75%, 6/15/18		2,006	2,953,215
Telenet Finance V Luxembourg SCA, 6.75%, 8/15/24		1,380	2,125,839
Xefin Lux SCA, 4.06%, 6/01/19 (b)		5,810	7,975,524

			68,890,880
Malaysia — 0.1%
AmBank M Bhd, 3.13%, 7/03/19	USD	2,500	2,514,625
Indah Capital Ltd., 0.00%, 10/24/18 (d)	SGD	4,200	3,469,404
YTL Corp. Finance Labuan Ltd., 1.88%, 3/18/15	USD	6,000	6,375,000

			12,359,029
Mexico — 0.1%
Cemex Finance LLC, 5.25%, 4/01/21	EUR	10,311	14,796,560
Mongolia — 0.0%
Mongolian Mining Corp., 8.88%, 3/29/17 (h)	USD	1,500	975,000
Netherlands — 0.4%
Achmea Bank NV, 2.75%, 2/18/21	EUR	4,150	6,013,119
Achmea BV, 6.00%, 4/04/43 (b)		3,544	5,447,268
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 4.70%, 5/23/29	GBP	9,875	16,723,652
Hema Bondco I BV:
5.48%, 6/15/19 (b)	EUR	4,470	6,124,139
6.25%, 6/15/19		1,735	2,399,493
IVG Finance BV, 1.75%, 3/29/17		3,900	4,325,620
NN Group NV, 4.63%, 4/08/44 (b)		19,275	27,564,174
TMF Group Holding BV, 9.88%, 12/01/19		1,936	2,943,102

			71,540,567
Philippines — 0.0%
Filinvest Development Cayman Islands, 4.25%, 4/02/20	USD	5,500	5,341,875
Poland — 0.1%
Play Finance 1 SA, 6.50%, 8/01/19 (h)	EUR	2,675	3,928,437
Play Finance 2 SA, 5.25%, 2/01/19		4,050	5,817,404

			9,745,841
Portugal — 0.1%
Banco Espirito Santo SA, 7.13%, 11/28/23 (b)		5,800	7,740,534
Caixa Geral de Depositos SA, 3.00%, 1/15/19		6,500	9,466,076

Corporate Bonds	Par (000)		Value
Portugal (concluded)
Galp Energia SGPS SA, 4.13%, 1/25/19	EUR	5,200	$7,618,787

			24,825,397
Singapore — 0.1%
Global A&T Electronics Ltd., 10.00%, 2/01/19	USD	4,090	3,425,375
Oversea-Chinese Banking Corp. Ltd., 3.75%, 11/15/22		7,000	7,209,650
Pakuwon Prima Pte Ltd., 7.63%, 7/02/19		2,400	2,423,160
United Overseas Bank Ltd., 4.20%, 9/19/24 (b)		6,050	6,091,624

			19,149,809
South Korea — 0.2%
Celltrion, Inc., 2.75%, 3/27/18		8,000	7,280,000
SK Broadband Co. Ltd., 2.88%, 10/29/18		5,350	5,413,344
Woori Bank Co. Ltd., 4.75%, 4/30/24		17,200	17,363,469

			30,056,813
Spain — 1.4%
Aldesa Financial Services SA, 7.25%, 4/01/21	EUR	1,210	1,727,270
AyT Cedulas Cajas Global:
4.00%, 3/21/17		2,500	3,676,674
4.25%, 6/14/18		1,800	2,712,634
4.00%, 3/24/21		4,100	6,201,089
AyT Cedulas Cajas IX Fondo de Titulizacion, 3.75%, 3/31/15		4,700	6,573,436
AyT Cedulas Cajas X Fondo de Titulizacion:
0.28%, 6/30/15 (b)		21,000	28,498,809
3.75%, 6/30/25		5,900	8,341,984
AyT Cedulas Cajas XXIII Fondo de Titulizacion de Activos, 4.75%, 6/15/16		7,100	10,425,713
Banco Mare Nostrum SA, 3.13%, 1/21/19		4,900	7,173,833
Banco Popular Espanol SA, 2.13%, 10/08/19		9,400	13,209,581
Bankia SA:
3.50%, 1/17/19		19,300	28,084,235
4.00%, 5/22/24 (b)		21,600	29,411,847
Bilbao Luxembourg SA, 10.50% (10.50% Cash or 11.25% PIK), 12/01/18 (f)		3,245	4,776,633
BPE Financiaciones SA:
2.88%, 5/19/16		9,100	12,764,547
2.50%, 2/01/17		10,000	13,965,767
CaixaBank SA:
4.50%, 11/22/16		6,500	9,149,665
3.13%, 5/14/18		4,500	6,584,431
2.63%, 3/21/24		12,300	17,552,511
Caja Rural de Navarra, Sociedad Cooperativa de Crédito Ltd., 2.88%, 6/11/18		5,100	7,445,036
Cedulas TDA, 4.25%, 3/28/27		600	895,499
Cedulas TDA 1 Fondo de Titulizacion de Activos:
0.39%, 4/08/16 (b)		400	539,311
4.13%, 4/10/21		1,800	2,754,352
Cedulas TDA 6 Fondo de Titulizacion de Activos:
3.88%, 5/23/25		3,200	4,672,158
4.25%, 4/10/31		6,700	9,720,569
Cedulas TDA 7 Fondo de Titulizacion de Activos, 3.50%, 6/20/17		100	145,741
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18		3,675	5,220,885
Grupo Antolin Dutch BV, 4.50%, 4/01/21		375	534,027
Kutxabank SA, 3.00%, 2/01/17		2,000	2,893,238
Obrascon Huarte Lain SA, 5.00%, 3/15/22		1,670	2,395,351

			248,046,826
Sri Lanka — 0.0%
SriLankan Airlines Ltd., 5.30%, 6/27/19	USD	1,350	1,357,425

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2014	23

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Sweden — 0.0%
SAS AB, 7.50%, 4/01/15	SEK	7,000	$1,065,995
Verisure Holding AB, 8.75%, 12/01/18	EUR	1,000	1,474,052

			2,540,047
Switzerland — 0.4%
Credit Suisse, 2.30%, 5/28/19	USD	19,150	19,180,755
Credit Suisse AG, 5.75%, 9/18/25 (b)	EUR	1,580	2,412,296
Dufry Finance SCA, 5.50%, 10/15/20 (a)	USD	1,466	1,522,161
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	2,544	3,709,927
Selecta Group BV, 6.50%, 6/15/20		1,195	1,677,304
UBS AG:
4.75%, 5/22/23 (b)	USD	3,860	3,951,675
5.10%, 5/15/24		22,725	22,781,813
4.75%, 2/12/26 (b)	EUR	5,740	8,360,059

			63,595,990
Taiwan — 0.1%
Advanced Semiconductor Engineering, Inc., 0.00%, 9/05/18 (d)	USD	5,000	6,250,000
EPISTAR Corp., 0.00%, 8/07/18 (d)		1,400	1,764,000
Far Eastern International Bank, 0.00%, 2/07/18 (d)		2,600	2,599,350
Zhen Ding Technology Holding Ltd., 0.00%, 6/07/15 (d)		3,700	4,273,500

			14,886,850
Thailand — 0.0%
CP Foods Holdings Ltd., 0.50%, 1/15/19		7,600	8,075,000
United Arab Emirates — 0.1%
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, 5.25%, 5/30/25 (a)		8,067	8,450,584
United Kingdom — 3.0%
AA Bond Co. Ltd.:
6.27%, 7/02/43	GBP	5,540	10,998,652
3.85%, 7/31/43		1,425	2,466,412
9.50%, 7/31/43		14,460	27,889,547
Algeco Scotsman Global Finance PLC, 9.00%, 10/15/18	EUR	1,000	1,458,414
Annington Finance No. 4 PLC, 1.49%, 1/10/23 (b)	GBP	2,542	4,312,222
Bakkavor Finance 2 PLC, 8.25%, 2/15/18		1,000	1,822,631
Barclays Bank PLC, 7.63%, 11/21/22	USD	1,803	2,058,124
BAT International Finance PLC, 4.00%, 9/04/26	GBP	4,355	7,464,884
BP Capital Markets PLC, 2.24%, 5/10/19	USD	36,030	36,339,282
Brighthouse Group PLC, 7.88%, 5/15/18	GBP	1,000	1,809,796
Compass Group PLC, 1.88%, 1/27/23	EUR	10,625	14,624,615
Co-operative Group Holdings, 5.63%, 7/08/20 (c)	GBP	2,160	3,918,401
DFS Furniture Holdings PLC, 7.63%, 8/15/18		914	1,666,042
EC Finance PLC, 9.75%, 8/01/17	EUR	894	1,288,423
Eco-Bat Finance PLC, 7.75%, 2/15/17		1,000	1,413,803
Enterprise Inns PLC, 6.50%, 12/06/18	GBP	7,666	14,201,884
Findus Bondco SA, 9.13%, 7/01/18	EUR	885	1,317,866
Gala Group Finance PLC, 8.88%, 9/01/18	GBP	2,700	4,917,778
Grainger PLC, 5.00%, 12/16/20		890	1,578,580
Greene King Finance PLC, Series A5, 3.06%, 12/15/33 (b)		12,068	20,612,324
House of Fraser Funding PLC, 8.88%, 8/15/18		1,033	1,891,794
HSBC Holdings PLC:
4.25%, 3/14/24	USD	4,911	5,054,038
6.50%, 9/15/37		4,260	5,252,814
6.80%, 6/01/38		4,875	6,219,954
5.25%, 3/14/44		11,786	12,620,449
Hydra Dutch Holdings 2BV, 5.83%, 4/15/19 (b)	EUR	1,790	2,432,665

Corporate Bonds	Par (000)		Value
United Kingdom (concluded)
IDH Finance PLC:
6.00%, 12/01/18	GBP	3,168	$5,652,108
6.00%, 12/01/18 (a)		700	1,248,888
INEOS Finance PLC, 8.38%, 2/15/19 (a)	USD	1,770	1,933,725
Jaguar Land Rover Automotive PLC:
8.25%, 3/15/20	GBP	2,830	5,418,371
5.00%, 2/15/22		460	806,921
Marks & Spencer PLC, 4.75%, 6/12/25		1,220	2,146,329
Mitchells & Butlers Finance PLC, 2.65%, 6/15/36 (b)		3,072	4,529,912
New Look Bondco I PLC, 8.75%, 5/14/18		430	785,571
Odeon & UCI Finco PLC, 9.00%, 8/01/18		909	1,627,681
Pension Insurance Corp. PLC, 6.50%, 7/03/24		1,950	3,307,678
Phones4u Finance PLC, 9.50%, 4/01/18		4,581	8,075,079
Phosphorus Holdco PLC, 10.00% (10.00% Cash or 10.50% PIK), 4/01/19 (f)		3,220	4,959,611
Premier Foods Finance PLC, 5.52%, 3/15/20 (b)		3,825	6,546,071
Premier Foods PLC, 6.50%, 3/15/21		1,840	3,172,577
Priory Group No. 3 PLC, 7.00%, 2/15/18		1,840	3,318,216
Punch Taverns Finance B Ltd.:
7.37%, 6/30/22		8,432	15,224,645
Series A6, 5.94%, 12/30/24		7,804	13,489,252
Series A7, 4.77%, 6/30/33		6,614	11,206,579
Punch Taverns Finance PLC, 7.27%, 4/15/22		7,300	13,586,305
R&R Ice Cream PLC, 5.50%, 5/15/20		170	288,464
Royal Bank of Scotland Group PLC:
1.63%, 6/25/19	EUR	9,325	12,823,631
6.00%, 12/19/23	USD	9,130	9,871,402
5.13%, 5/28/24		18,540	18,825,497
Spirit Issuer PLC, 3.23%, 12/28/31 (b)	GBP	14,430	23,213,650
Spirit Issuer PLC, Series A6, 2.33%, 12/28/36 (b)		7,014	11,493,539
Stonegate Pub Co. Financing PLC:
5.27%, 4/15/19 (b)		2,205	3,833,995
5.75%, 4/15/19		2,750	4,753,389
Together Housing Finance PLC, 4.50%, 12/17/42		1,775	3,057,009
The Unique Pub Finance Co. PLC:
6.46%, 3/30/32		23,306	37,293,110
Series A3, 6.54%, 3/30/21		2,576	4,651,013
Series A4, 5.66%, 6/30/27		20,455	35,444,021
Series M, 7.40%, 3/28/24		16,090	28,293,529
Virgin Media Secured Finance PLC:
5.38%, 4/15/21 (a)	USD	1,170	1,228,500
6.00%, 4/15/21	GBP	2,040	3,683,256
Vougeot Bidco PLC, 7.88%, 7/15/20		4,216	7,847,134
Voyage Care BondCo PLC:
6.50%, 8/01/18		500	889,923
11.00%, 2/01/19		5,000	9,369,866
WM Treasury PLC, 4.63%, 12/03/42		1,745	3,029,799

			522,557,640
United States — 6.3%
AbbVie, Inc., 4.40%, 11/06/42	USD	6,640	6,446,145
Access Midstream Partners LP/ACMP Finance Corp.:
6.13%, 7/15/22		1,635	1,806,675
4.88%, 5/15/23		1,060	1,116,975
Actavis Funding SCS, 3.85%, 6/15/24 (a)		16,818	17,000,509
The ADT Corp., 4.13%, 4/15/19 (h)		12,500	12,578,125
Advanced Micro Devices, Inc., 6.75%, 3/01/19 (a)		11,800	12,581,750
Ally Financial Inc., 8.00%, 11/01/31		2,600	3,321,500
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (a)		40,210	42,170,237

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
United States (continued)
Apple Inc., 2.10%, 5/06/19	USD	31,225	$31,382,436
APX Group, Inc., 6.38%, 12/01/19		991	1,028,163
ARC Properties Operating Partnership LP/Clark Acquisition LLC, 3.00%, 2/06/19 (a)		20,335	20,412,070
Athlon Holdings LP/Athlon Finance Corp., 7.38%, 4/15/21 (a)		1,003	1,093,270
Atwood Oceanics, Inc., 6.50%, 2/01/20		825	879,656
Bank of America Corp.:
2.60%, 1/15/19		13,352	13,509,060
4.00%, 4/01/24		25,420	25,941,898
Beazer Homes USA, Inc., 5.75%, 6/15/19 (a)		9,751	9,751,000
Belden, Inc., 5.50%, 4/15/23	EUR	1,000	1,434,342
Capital One Financial Corp., 2.45%, 4/24/19	USD	16,220	16,372,127
CareFusion Corp., 4.88%, 5/15/44		3,390	3,424,480
Caterpillar, Inc., 4.75%, 5/15/64		10,490	10,932,867
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (a)		2,040	2,356,200
Ceridian LLC, 8.88%, 7/15/19 (a)		2,925	3,305,250
Chesapeake Energy Corp., 5.75%, 3/15/23		3,000	3,333,600
CIT Group, Inc., 5.50%, 2/15/19 (a)		1,100	1,192,125
Citigroup, Inc., 2.50%, 9/26/18		11,544	11,732,156
CMS Energy Corp., 4.88%, 3/01/44		2,832	2,980,977
Continental Resources, Inc., 4.90%, 6/01/44 (a)		10,595	10,947,782
Covanta Holding Corp., 6.38%, 10/01/22		1,610	1,746,850
Crown Castle International Corp., 5.25%, 1/15/23		1,735	1,808,737
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (a)		1,805	1,904,275
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.00%, 3/01/21		6,040	6,742,579
DR Horton, Inc., 3.75%, 3/01/19		1,521	1,528,605
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		980	1,042,475
First Data Corp.:
7.38%, 6/15/19 (a)		2,725	2,925,969
8.88%, 8/15/20 (a)		3,150	3,484,687
Ford Motor Co., 4.25%, 11/15/16		4,100	8,192,313
Forest Laboratories, Inc., 5.00%, 12/15/21 (a)		6,750	7,397,055
Gates Global LLC/Gates Global Co., 5.75%, 7/15/22	EUR	1,405	1,914,248
General Motors Co.:
4.88%, 10/02/23 (a)	USD	3,520	3,704,800
6.25%, 10/02/43 (a)		5,635	6,466,163
General Motors Financial Co., Inc.:
2.75%, 5/15/16		1,069	1,085,035
4.75%, 8/15/17		25,675	27,311,781
3.25%, 5/15/18		3,130	3,176,950
GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/01/18 (a)		1,056	1,090,320
The Goldman Sachs Group, Inc.:
2.90%, 7/19/18		19,130	19,709,065
4.00%, 3/03/24		10,290	10,474,798
3.85%, 7/08/24		41,660	41,660,000
4.25%, 1/29/26	GBP	9,280	16,060,409
6.75%, 10/01/37	USD	22,605	27,194,584
4.80%, 7/08/44		16,275	16,275,000
Gulfmark Offshore, Inc., 6.38%, 3/15/22		705	733,200
H&E Equipment Services, Inc., 7.00%, 9/01/22		1,185	1,309,425
HD Supply, Inc., 11.00%, 4/15/20		2,330	2,746,487
Hess Corp., 3.50%, 7/15/24		3,885	3,892,677
Hologic, Inc., 6.25%, 8/01/20		1,609	1,697,495
HSBC USA, Inc., 3.50%, 6/23/24		13,455	13,493,185

Corporate Bonds	Par (000)		Value
United States (continued)
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17 (a)	USD	975	$985,969
4.88%, 3/15/19 (a)		4,111	4,234,330
6.00%, 8/01/20 (a)		7,420	7,948,675
Infor US, Inc., 9.38%, 4/01/19		1,690	1,882,237
The Interpublic Group of Cos., Inc., 4.20%, 4/15/24		1,565	1,614,877
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (a)		1,850	1,942,500
Jefferies Group LLC, 2.38%, 5/20/20	EUR	15,235	21,060,724
John Deere Bank SA, 0.70%, 3/19/19 (b)		9,000	12,365,110
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (a)	USD	2,655	2,880,675
Laredo Petroleum, Inc.:
9.50%, 2/15/19		2,265	2,485,837
7.38%, 5/01/22		735	821,363
Level 3 Communications, Inc., 8.88%, 6/01/19		780	853,125
Level 3 Financing, Inc., 8.13%, 7/01/19		4,260	4,648,725
Levi Strauss & Co., 6.88%, 5/01/22		1,161	1,280,003
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19 (a)		3,096	3,243,060
MassMutual Global Funding II, 2.35%, 4/09/19 (a)		14,830	14,957,049
McDonald’s Corp., 2.63%, 6/11/29	EUR	8,500	11,647,898
MDC Partners, Inc., 6.75%, 4/01/20 (a)	USD	1,190	1,255,450
MetroPCS Wireless, Inc., 6.63%, 11/15/20		2,180	2,327,150
Metropolitan Life Global Funding I, 2.30%, 4/10/19 (a)		22,910	23,142,597
MGM Resorts International, 4.25%, 4/15/15		14,000	20,553,750
Micron Technology, Inc., 3.00%, 11/15/43		20,000	25,762,500
Monsanto Co.:
2.75%, 7/15/21		4,170	4,168,374
4.70%, 7/15/64		9,470	9,506,592
Morgan Stanley:
2.38%, 3/31/21	EUR	15,440	21,838,202
3.75%, 2/25/23	USD	22,235	22,619,199
3.88%, 4/29/24		16,469	16,668,604
NES Rentals Holdings, Inc., 7.88%, 5/01/18 (a)		1,847	1,957,820
Novelis, Inc., 8.75%, 12/15/20		1,740	1,931,400
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		4,525	4,683,375
Offshore Group Investment Ltd., 7.13%, 4/01/23		1,117	1,133,755
Oracle Corp.:
2.80%, 7/08/21		17,035	17,035,000
4.30%, 7/08/34		9,500	9,500,000
PG&E Corp., 2.40%, 3/01/19		5,314	5,361,938
Premier Oil, 5.11%, 5/10/18		12,700	13,303,250
Realogy Group LLC, 7.63%, 1/15/20 (a)		2,709	2,986,673
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
9.88%, 8/15/19		1,545	1,711,087
6.88%, 2/15/21		1,305	1,408,258
8.25%, 2/15/21		480	522,000
Rosetta Resources, Inc., 5.63%, 5/01/21		1,713	1,762,249
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		8,614	9,109,305
5.63%, 4/15/23		947	987,248
Sabine Pass LNG LP, 7.50%, 11/30/16		3,880	4,287,400
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (a)		1,172	1,242,320

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2014	25

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
United States (concluded)
Sprint Communications, Inc., 9.00%, 11/15/18 (a)	USD	1,460	$1,770,250
Sprint Corp., 7.88%, 9/15/23 (a)		20,000	22,250,000
SunGard Data Systems, Inc., 6.63%, 11/01/19		2,480	2,610,200
Taylor Morrison Communities, Inc./Monarch
Communities, Inc., 5.25%, 4/15/21 (a)		1,411	1,432,165
Tenet Healthcare Corp.:
6.00%, 10/01/20		3,781	4,102,385
8.13%, 4/01/22		7,264	8,408,080
T-Mobile USA, Inc.:
6.63%, 4/28/21		3,160	3,420,700
6.73%, 4/28/22		5,680	6,127,300
6.84%, 4/28/23		1,800	1,959,750
Transocean, Inc.:
6.00%, 3/15/18		27,971	31,594,056
6.50%, 11/15/20		20,425	23,622,718
6.80%, 3/15/38		18,424	21,013,456
United Airlines Pass-Through Trust,
Series 2013-1, Class B, 5.38%, 2/15/23		24,550	25,532,000
United Rentals North America, Inc.:
5.75%, 7/15/18		583	616,523
7.63%, 4/15/22		1,454	1,632,115
Valeant Pharmaceuticals International, Inc.,
6.75%, 8/15/21 (a)		4,362	4,645,530
Verizon Communications, Inc., 5.05%, 3/15/34		21,010	22,423,259
VWR Funding, Inc., 7.25%, 9/15/17		6,870	7,265,025
WellPoint, Inc., 2.30%, 7/15/18		9,091	9,261,711
Wells Fargo & Co.:
2.13%, 4/22/19		7,405	7,430,310
4.10%, 6/03/26		29,600	29,972,930
The Williams Cos., Inc., 7.88%, 9/01/21		1,800	2,234,767
Yahoo! Inc., 0.00%, 12/01/18 (a)(d)		40,000	39,800,000
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		2,620	2,855,800
10.13%, 7/01/20		1,480	1,713,100

			1,111,112,325
Vietnam — 0.0%
Vingroup JSC, 11.63%, 5/07/18		4,000	4,480,000
Total Corporate Bonds — 20.4%			3,573,143,958

Floating Rate Loan Interests (b)
Denmark — 0.1%
Nets Holding A/S, Term Loan Euro, 3.50%, 5/14/21	EUR	8,700	11,929,710
France — 0.0%
Numericable Group SA, Euro Denominated Tranche B-1 Loan, 4.50%, 5/21/20		6,080	8,363,809
Germany — 0.2%
Deutsche Raststatten Gruppe IV GmbH:
Facility A Loan, 3.60%, 12/10/18		9,500	12,988,450
Facility B Loan, 3.85%, 12/10/19		7,950	10,902,593
Ina Beteiligungsgesellschaft Mit Beschrankter Haftung (FKA Schaeffler AG), Facility D, 2.75%, 6/30/16		2,508	3,438,990

			27,330,033
Hong Kong — 0.0%
SmarTone Finance Ltd., Term Loan, 3.88%, 4/08/23	USD	3,500	3,137,022

Floating Rate Loan Interests (b)	Par (000)		Value
Italy — 0.1%
Sit SpA, Term Loan B, 0.36%, 6/04/20	EUR	12,000	$16,102,971
Netherlands — 0.1%
Hellios BV:
Facility A (Second Lien), 8.00%, 3/31/21	USD	5,000	5,053,150
Facility B (Second Lien), 8.00%, 3/31/21	EUR	1,000	1,384,705
Facility D2, 4.51%, 9/30/20		1,750	2,416,812
Ziggo BV:
EUR B1 Facility, 3.50%, 1/15/22		4,189	5,701,639
EUR B2 Facility, 3.50%, 1/15/22		2,482	3,377,655

			17,933,961
United Kingdom — 0.0%
Virgin Media Investment Holdings Ltd., B Facility, 3.50%, 6/07/20	USD	2,570	2,561,159
United States — 0.7%
300 N Sepulveda Owner LLC, Term B Note, 10.00%, 9/01/15		4,911	4,911,451
Alcatel-Lucent USA, Inc., U.S. Term Loan, 4.50%, 1/30/19		1,891	1,891,503
Allnex (Luxembourg) & Cy S.C.A., Tranche B-1 Term Loan, 4.50%, 10/03/19		642	643,868
Allnex USA, Inc., Tranche B-2 Term Loan, 4.50%, 10/03/19		333	334,072
American Capital Ltd. (FKA American Capital Strategies Ltd.), Term Loan B, 3.50%, 8/22/17		3,974	3,969,282
Ardagh Holdings USA, Inc. (Ardagh Packaging Finance SA), New Term Loan, 4.00%, 12/17/19		2,240	2,241,859
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		2,322	2,299,809
Asurion LLC (FKA Asurion Corp.), Incremental Tranche B-1 Term Loan, 5.00%, 5/24/19		2,813	2,829,156
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.), Refinanced Term B Loan, 4.00%, 2/01/20		2,361	2,359,781
BJ’s Wholesale Club, Inc., New 2013 (November) Replacement Loan (First Lien), 4.50%, 9/26/19		988	988,051
BRE Select Holdings, Mezzanine A Loan, 6.79%, 12/15/15		2,927	2,956,270
BRE/Lauderdale Grande LLC, Mezzanine Loan, 7.34%, 3/09/16		8,400	8,400,000
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		22,049	22,168,707
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Term Borrowing, 6.50%, 12/31/17		575	579,313
Emdeon, Inc., Term B-2 Loan, 3.75%, 11/02/18		917	918,707
First Data Corp.:
2018 Dollar Term Loan, 4.15%, 3/23/18		3,545	3,549,376
2018B New Term Loan, 4.15%, 9/24/18		1,220	1,220,866
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.), Loan, 3.75%, 6/28/19		524	524,445
Gates Global, Inc., Term Loan (Euro), 3.25%, 6/11/21	EUR	2,875	3,925,243
HD Supply, Inc., Term Loan 2014, 4.00%, 6/28/18	USD	1,960	1,960,823
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20		27,801	27,743,647
Level 3 Financing, Inc., Tranche B 2020 Term Loan, 4.00%, 1/15/20		2,455	2,455,516
Mirror Bidco Corp., New Incremental Term Loan, 4.25%, 12/28/19		1,079	1,077,281
Motel 6, Loan, 10.00%, 10/15/17		5,322	5,534,576

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
United States (concluded)
NEP/NCP Holdco, Inc., Amendment No. 3 Incremental Term Loan (First Lien), 4.25%, 1/22/20	USD	1,432	$1,431,553
Offshore Group Investment Ltd. (Vantage Delaware Holdings LLC), Term Loan, 5.00%, 10/25/17		1,445	1,437,373
Par Pharmaceutical Cos., Inc. (Par Pharmaceutical, Inc.), Term B-2 Loan, 4.00%, 9/30/19		988	985,589
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC), 2013 Term Loan, 4.00%, 12/05/18		975	977,130
PT MNC Sky Vision Tbk, Senior Secured Term Loan, 4.48%, 11/19/16		11,000	10,725,000
Realogy Group LLC (FKA Realogy Corp.): Extended Synthetic Commitment, 0.00% - 4.40%, 10/10/16		148	148,311
Initial Term B Loan 2014, 3.75%, 3/05/20		958	957,509
Rite Aid Corp., Tranche 1 Term Loan (Second Lien), 5.75%, 8/21/20		360	367,538
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25%, 11/14/19		2,521	2,521,436
Station Casinos LLC, B Term Loan, 4.25%, 3/02/20		1,664	1,668,152
SunGard Data Systems, Inc. (Solar Capital Corp.), Tranche E Term Loan, 4.00%, 3/08/20		850	851,301
Tronox Pigments (Netherlands) BV, New Term Loan, 4.00%, 3/19/20		2,419	2,422,763

			129,977,257
Total Floating Rate Loan Interests — 1.2%			217,335,922

Foreign Agency Obligations
Austria — 0.0%
Hypo Alpe-Adria-Bank International AG:
0.29%, 3/20/15 (b)	EUR	1,700	2,200,014
2.75%, 8/12/15	CHF	1,450	1,570,343

			3,770,357
Brazil — 0.1%
Petrobras Global Finance BV:
5.38%, 10/01/29	GBP	1,310	2,059,519
6.63%, 1/16/34		3,525	6,004,360
7.25%, 3/17/44	USD	7,827	8,629,267
Petrobras International Finance Co., 3.88%, 1/27/16		5,420	5,588,291

			22,281,437
China — 0.1%
China Cinda Finance 2014 Ltd., 5.63%, 5/14/24		10,000	10,241,800
China Resources Land Ltd., 6.00%, 2/27/24		8,300	8,836,495

			19,078,295
Germany — 0.1%
HSH Nordbank AG:
1.14%, 2/14/17 (b)	EUR	6,302	7,531,248
1.18%, 2/14/17 (b)		2,378	2,842,659
Kreditanstalt Für Wiederaufbau, 0.50%, 7/25/16		5,500	7,592,071

			17,965,978

Foreign Agency Obligations	Par (000)		Value
India — 0.1%
Oil India Ltd.:
3.88%, 4/17/19	USD	5,250	$5,374,740
5.38%, 4/17/24		10,750	11,245,683
Syndicate Bank, 4.15%, 12/04/19		2,300	2,287,925

			18,908,348
Indonesia — 0.1%
Pertamina Persero PT:
5.63%, 5/20/43		3,300	2,961,750
6.45%, 5/30/44		9,400	9,329,500

			12,291,250
Italy — 0.1%
A2A SpA, 4.38%, 1/10/21	EUR	2,000	3,139,072
ACEA SpA, 3.75%, 9/12/18		3,890	5,860,727

			8,999,799
Luxembourg — 0.1%
European Financial Stability Facility, 0.50%, 3/07/16		5,500	7,580,104
Malaysia — 0.2%
1MDB Global Investments Ltd., 4.40%, 3/09/23	USD	27,000	25,874,100
Mongolia — 0.0%
Development Bank of Mongolia LLC, 5.75%, 3/21/17		3,560	3,417,600
Portugal — 0.0%
Caixa Geral de Depositos SA, 5.63%, 12/04/15	EUR	3,000	4,325,620
Qatar — 0.0%
Qtel International Finance Ltd., 4.50%, 1/31/43	USD	4,100	3,831,614
Sri Lanka — 0.0%
National Savings Bank, 8.88%, 9/18/18		3,000	3,397,500
United Arab Emirates — 0.1%
Abu Dhabi National Energy Co., 3.63%, 1/12/23		5,800	5,727,500
National Bank of Abu Dhabi PJSC, 5.00%, 3/07/18	AUD	9,900	9,582,215

			15,309,715
Total Foreign Agency Obligations — 1.0%			167,031,717

Foreign Government Obligations
Argentina — 0.2%
Republic of Argentina, 8.75%, 5/07/24	USD	37,000	34,595,000
Belgium — 0.0%
European Union, 2.50%, 12/04/15	EUR	5,500	7,790,524
Germany — 0.6%
Bundesrepublik Deutschland, 2.50%, 8/15/46		76,000	111,393,126
Indonesia — 0.1%
Republic of Indonesia:
8.50%, 10/12/35	USD	9,829	13,023,425
5.25%, 1/17/42		1,994	1,894,300

			14,917,725

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2014	27

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Foreign Government Obligations	Par (000)		Value
Italy — 2.8%
Buoni Poliennali Del Tesoro:
3.75%, 4/15/16	EUR	5,900	$8,533,793
2.55%, 10/22/16		22,345	31,878,028
2.25%, 4/22/17		19,905	28,391,594
4.75%, 5/01/17		25,130	38,150,595
4.75%, 6/01/17		25,130	38,230,084
1.65%, 4/23/20		235,750	329,386,023
5.50%, 11/01/22		9,300	15,618,728

			490,188,845
Japan — 2.3%
Government of Japan (20 Year):
1.50%, 3/20/34	JPY	15,056,100	150,839,665
1.50%, 6/20/34		25,534,000	254,901,432

			405,741,097
Jordan — 0.1%
Hashemite Kingdom of Jordan, 1.95%, 6/23/19	USD	18,128	18,162,262
Mexico — 0.0%
United Mexican States, 4.00%, 10/02/23		130	136,630
Netherlands — 0.9%
Kingdom of the Netherlands:
4.00%, 7/15/16	EUR	5,500	8,129,140
1.25%, 1/15/18 (a)		100,000	141,751,609

			149,880,749
Portugal — 0.1%
Republic of Portugal, 3.50%, 3/25/15	USD	19,150	19,437,250
Slovenia — 0.5%
Republic of Slovenia:
4.13%, 2/18/19		14,870	15,664,801
4.13%, 2/18/19 (a)		14,870	15,664,801
4.13%, 1/26/20	EUR	2,400	3,636,304
5.50%, 10/26/22	USD	10,007	10,957,665
5.85%, 5/10/23		10,865	12,195,962
5.25%, 2/18/24		6,770	7,277,750
5.25%, 2/18/24 (a)		25,055	26,934,125

			92,331,408
South Africa — 0.4%
Republic of South Africa:
6.50%, 2/28/41	ZAR	497,120	34,856,362
8.75%, 2/28/48		291,155	26,399,148

			61,255,510
Spain — 1.0%
Autonomous Community of Catalonia, 2.13%, 10/01/14	CHF	1,500	1,692,219
Autonomous Community of Madrid Spain, 3.00%, 7/29/14		600	677,537
Autonomous Community of Valencia Spain:
3.25%, 7/06/15	EUR	1,470	2,047,895
4.38%, 7/16/15		2,245	3,165,379
4.00%, 11/02/16		2,200	3,174,832
Kingdom of Spain:
2.10%, 4/30/17		16,100	22,859,619
5.50%, 7/30/17		19,483	30,435,151
5.50%, 4/30/21		1,473	2,483,204
5.40%, 1/31/23 (a)		14,355	24,144,430
5.15%, 10/31/28		49,705	82,026,522

			172,706,788

Foreign Government Obligations	Par (000)		Value
Sri Lanka — 0.0%
Republic of Sri Lanka:
5.13%, 4/11/19	USD	1,800	$1,829,250
5.88%, 7/25/22		2,100	2,160,375

			3,989,625
Turkey — 0.6%
Republic of Turkey, 8.80%, 9/27/23	TRY	209,999	99,518,076
Total Foreign Government Obligations — 9.6%			1,682,044,615

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 3.1%
Italy — 0.0%
Berica 8 Residential Mbs Srl, Series 8, Class A, 0.62%, 3/31/48 (b)	EUR	3,230	4,280,433
United Kingdom — 0.2%
Gemgarto, Series 2012-1, Class A1, 3.47%, 5/14/45 (b)	GBP	1,368	2,407,956
Granite Master Issuer PLC:
Series 2006-2, Class A5, 0.31%, 12/20/54 (b)	EUR	2,977	4,054,946
Series 2007-2, Class 3A2, 0.34%, 12/17/54 (b)		3,245	4,426,700
Lanark Master Issuer PLC, Series 2012-2X, Class 2A, 2.15%, 12/22/54 (b)	GBP	4,036	7,138,716
Paragon Mortgages No. 13 PLC, Series 13X, Class A2C, 0.41%, 1/15/39 (b)	USD	4,199	3,915,525
Residential Mortgage Securities PLC, Series 26, Class A1, 2.77%, 2/14/41 (b)	GBP	2,618	4,678,767
Silk Road Finance Number Three PLC, Series 2012-1, Class A,1.87%, 6/21/55 (b)		2,062	3,579,419

			30,202,029
United States — 2.9%
Adjustable Rate Mortgage Trust, Series 2007-1, Class 3A21, 3.16%, 3/25/37 (b)	USD	1	1,280
Alternative Loan Trust:
Series 2006-J7, Class 2A1, 2.20%, 11/20/36 (b)		15,836	10,354,538
Series 2007-25, Class 1A3, 6.50%, 11/25/37		50,527	44,926,605
American Home Mortgage Assets Trust, Series 2007-1, Class A1, 0.82%, 2/25/47 (b)		39,602	25,335,028
American Home Mortgage Investment Trust, Series 2006-1, Class 2A3, 2.07%, 12/25/35 (b)		2,518	1,831,427
BCAP LLC Trust:
Series 2010-RR11, Class 4A1, 2.56%, 3/27/47 (a)(b)		8,343	7,601,219
Series 2011-RR9, Class 7A1, 1.95%, 4/26/37 (a)(b)		16,264	15,829,327
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-1, Class 4A1, 4.97%, 3/25/35 (b)		228	228,803
Countrywide Alternative Loan Trust:
Series 2005-J3, Class 1A1, 0.70%, 5/25/35 (b)		7,389	6,327,982
Series 2006-19CB, Class A16, 6.00%, 8/25/36		6,468	5,846,860
Series 2006-25CB, Class A2, 6.00%, 10/25/36		271	240,334

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (continued)
United States (continued)
Series 2006-34, Class A3, 0.85%, 11/25/46 (b)	USD	13,124	$7,859,149
Series 2006-45T1, Class 2A2, 6.00%, 2/25/37		6,914	5,882,325
Series 2006-8T1, Class 1A5, 6.00%, 4/25/36		6,324	5,290,412
Series 2006-OA10, Class 2A1, 0.34%, 8/25/46 (b)		24,215	18,260,657
Series 2006-OA11, Class A4, 0.34%, 9/25/46 (b)		11,772	9,143,741
Series 2006-OA21, Class A1, 0.34%, 3/20/47 (b)		12,325	9,935,001
Series 2006-OA3, Class 2A1, 0.36%, 5/25/36 (b)		12,736	10,229,551
Series 2007-13, Class A4, 6.00%, 6/25/47		10,643	8,747,008
Series 2007-19, Class 1A34, 6.00%, 8/25/37		13,381	11,080,563
Series 2007-19, Class 1A4, 6.00%, 8/25/37		7,265	6,015,709
Series 2007-22, Class 2A16, 6.50%, 9/25/37		33,735	27,396,011
Series 2007-2CB, Class 1A15, 5.75%, 3/25/37		791	669,396
Series 2007-OA6, Class A1A, 0.29%, 6/25/37 (b)		14,198	12,548,364
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-17, Class A6, 6.00%, 12/25/36		1,652	1,453,821
Series 2006-OA4, Class A1, 1.09%, 4/25/46 (b)		52,603	29,810,593
Credit Suisse Mortgage Capital Certificates:
Series 2011-2R, Class 1A1, 2.46%, 3/27/37 (a)(b)		2,939	2,876,269
Series 2011-2R, Class 2A1, 2.61%, 7/27/36 (a)(b)		4,303	4,250,720
Series 2011-4R, Class 5A1, 3.31%, 5/27/36 (a)(b)		4,296	4,091,219
Series 2011-4R, Class 6A1, 2.51%, 5/27/36 (a)(b)		1,799	1,795,174
Series 2011-5R, Class 1A1, 2.74%, 7/27/36 (a)(b)		2,793	2,769,128
Series 2011-5R, Class 2A1, 2.83%, 8/27/46 (a)(b)		6,878	6,527,641
Series 2011-5R, Class 3A1, 5.41%, 9/27/47 (a)(b)		2,116	2,036,429
Series 2011-6R, Class 6A1, 2.68%, 8/28/36 (a)(b)		4,654	4,498,658
Credit Suisse Mortgage Trust, Series 2008-2R, Class 1A1, 6.00%, 7/25/37 (a)		29,825	26,081,368
Fannie Mae Connecticut Avenue Securities, Series 2014-C01, Class M2, 4.55%, 1/25/24 (b)		6,519	7,422,996
GreenPoint Mortgage Funding Trust, Series 2007-AR3, Class A1, 0.37%, 6/25/37 (b)		11,111	9,460,963
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 2.67%, 1/25/35 (b)		2,917	2,964,850
IndyMac INDA Mortgage Loan Trust, Series 2007-AR7, Class 1A1, 2.80%, 11/25/37 (b)		4,172	3,982,290
IndyMac INDX Mortgage Loan Trust, Series 2007-FLX2, Class A1A, 0.31%, 4/25/37 (b)		13,018	11,377,152
JPMorgan Mortgage Trust, Series 2007-A1, Class 4A1, 2.74%, 7/25/35 (b)		219	221,998

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
United States (concluded)
MASTR Reperforming Loan Trust, Series 2005-2, Class 1A1F, 0.50%, 5/25/35 (a)(b)	USD	9,583	$8,051,853
Merrill Lynch Mortgage Investors Trust, Series 2005-A7, Class 2A1, 5.09%, 9/25/35 (b)		265	254,685
Morgan Stanley Re-REMIC Trust, Series 2010-R9, Class 3B, 5.00%, 11/26/36 (a)		13,239	13,768,345
Nomura Resecuritization Trust, Series 2014-1R, Class 2A1, 0.28%, 2/25/37 (a)(b)		31,755	29,849,328
RBSSP Resecuritization Trust:
Series 2013-4, Class 1A1, 1.65%, 12/26/37 (a)(b)		17,712	17,202,400
Series 2013-5, Class 3A1, 0.51%, 1/26/36 (a)(b)		34,080	29,597,262
Reperforming Loan REMIC Trust, Series 2005-R3, Class AF, 0.55%, 9/25/35 (a)(b)		9,621	8,654,332
Structured Adjustable Rate Mortgage Loan Trust:
Series 2005-11, Class 1A1, 2.43%, 5/25/35 (b)		3,262	2,893,776
Series 2007-2, Class 3A3, 2.71%, 4/25/37 (b)		4,061	3,461,783
Structured Agency Credit Risk Debt Notes, Series 2014-DN1, Class M3, 4.65%, 2/25/24 (b)		3,250	3,730,603
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-OA5, Class 1A, 0.87%, 6/25/47 (b)		8,778	7,716,433
Washington Mutual Alternative Mortgage Pass-Through Certificates:
Series 2006-2, Class 4CB, 6.00%, 3/25/36		3,129	2,243,101
Series 2006-AR6, Class 2A, 1.09%, 8/25/46 (b)		15,578	10,663,380

			511,289,840
Commercial Mortgage-Backed Securities — 6.2%
Cayman Islands — 0.0%
STRIPs Ltd., Series 2012-1A, Class A, 1.50%, 12/25/44 (a)		5,655	5,598,571
Ireland — 0.1%
German Residential Funding PLC, Series 2013-1, Class E, 4.47%, 8/27/24 (b)	EUR	3,864	5,590,288
Talisman Finance PLC, Series 6, Class A, 0.46%, 10/22/16 (b)		5,498	7,339,840
Titan Europe NHP Ltd., Series 2007-1X, Class A, 0.77%, 1/20/17 (b)	GBP	4,681	7,599,673

			20,529,801
Italy — 0.1%
Fondi Immobili Pubblici Funding SRL, Series 1, Class A2, 0.87%, 1/10/23 (b)	EUR	10,198	13,335,699
United States — 6.0%
Banc of America Commercial Mortgage Trust, Series 2006-6, Class AJ, 5.42%, 10/10/45	USD	7,530	7,835,537
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2013-DSMZ, Class M, 5.84%, 9/15/18 (a)(b)		19,320	19,320,000
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class AJ, 5.35%, 9/10/47 (b)		200	210,308
Banc of America Re-REMIC Trust:
Series 2009-UB1, Class A4B, 5.67%, 6/24/50 (a)(b)		3,300	3,600,960

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2014	29

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Series 2010-UB4, Class A4B, 5.03%, 12/20/41 (a)(b)	USD	9,302	$9,369,701
Series 2012-CLRN, Class E, 3.35%, 8/15/29 (a)(b)		3,271	3,277,273
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW17, Class A3, 5.74%, 6/11/50		4,178	4,179,160
Series 2007-T28, Class AJ, 5.96%, 9/11/42 (b)		1,640	1,796,953
CGCCRE:
Series 14-FL1, Class D, 2.90%, 6/15/19 (a)(b)		6,856	6,856,000
Series 14-FL1, Class E, 0.00%, 6/15/19 (a)(b)		4,370	4,370,000
Citigroup Commercial Mortgage Trust:
Series 2004-C1, Class J, 5.25%, 4/15/40 (a)(b)		1,740	1,780,333
Series 2005-C3, Class AJ, 4.96%, 5/15/43 (b)		1,110	1,132,395
Series 2014-GC19, Class A3, 3.75%, 3/10/47		10,870	11,191,861
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2005-CD1, Class AJ, 5.40%, 7/15/44 (b)		10,000	10,475,640
Series 2007-CD4, Class AMFX, 5.37%, 12/11/49 (b)		19,395	20,453,870
Citigroup/Deutsche Bank Mortgage Trust:
Series 2007-CD5, Class AJ, 6.32%, 11/15/44 (b)		14,295	15,773,103
Series 2007-CD5, Class AJA, 6.32%, 11/15/44 (b)		9,515	10,543,438
Commercial Mortgage Pass-Through Certificates:
Series 2006-C5, Class AM, 5.34%, 12/15/39		9,100	9,870,834
Series 2007-C2, Class A2, 5.45%, 1/15/49 (b)		1	1,278
Series 2007-C3, Class AAB, 5.87%, 6/15/39 (b)		4,993	5,256,067
Series 2007-C9, Class AJ, 5.65%, 12/10/49 (b)		7,460	8,102,798
Series 2007-C9, Class AJFL, 0.84%, 12/10/49 (a)(b)		4,391	4,151,892
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		2,340	2,506,765
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (a)		2,460	2,422,510
Series 2013-300P, Class D, 4.39%, 8/10/30 (a)(b)		4,510	4,583,481
Series 2013-FL3, Class MMHP, 3.75%, 10/13/28 (a)(b)		7,690	7,810,041
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (a)		1,635	1,633,994
Series 2014-CR17, Class D, 4.96%, 5/10/47 (a)(b)		3,375	3,204,122
Series 2014-CR18, Class A5, 3.83%, 7/15/47		12,409	12,975,161
Series 2014-CR18, Class D, 4.74%, 7/15/47 (a)(b)		3,996	3,730,016
Series 2014-KYO, Class F, 3.65%, 6/11/27 (a)(b)		25,265	25,284,738
Series 2014-TWC, Class E, 3.40%, 2/13/32 (a)(b)		24,465	24,625,093

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Series 2014-TWC, Class F, 4.40%, 2/13/32 (a)(b)	USD	12,440	$12,520,271
Series 2014-UBS3, Class A4, 3.82%, 6/10/47		5,354	5,558,598
Credit Suisse Commercial Mortgage Trust:
Series 2006-C4, Class AM, 5.51%, 9/15/39		1,690	1,817,838
Series 2007-C4, Class A1AM, 6.05%, 9/15/39 (b)		21,764	23,810,774
Series 2007-C4, Class AJ, 5.86%, 9/15/39 (b)		12,670	13,212,466
Series 2007-C4, Class AM, 6.05%, 9/15/39 (b)		11,580	12,675,676
Series 2009-RR1, Class A3C, 5.38%, 2/15/40 (a)		4,235	4,412,345
Series 2014-2R, Class 28A1, 3.00%, 6/29/37 (a)		9,378	8,823,141
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2005-C2, Class AMFL, 0.40%, 4/15/37 (b)		4,230	4,087,064
Series 2005-C2, Class AMFX, 4.88%, 4/15/37		4,610	4,674,111
Series 2005-C3, Class AJ, 4.77%, 7/15/37		5,445	5,587,027
Series 2005-C3, Class B, 4.88%, 7/15/37		2,655	2,618,242
Series 2005-C6, Class AJ, 5.23%, 12/15/40 (b)		3,705	3,873,603
Credit Suisse Mortgage Capital Certificates, Series 2007-TF2A, Class A3, 0.42%, 4/15/22 (a)(b)		5,956	5,862,657
DBUBS Mortgage Trust, Series 2011-LC3A, Class C, 5.58%, 8/10/44 (a)(b)		4,725	5,257,210
Del Coronado Trust, Series 2013-HDMZ, Class M, 5.15%, 3/15/18 (a)(b)		2,077	2,090,085
Deutsche Bank Re-REMIC Trust, Series 2013-EZ3, Class A, 1.64%, 12/18/49 (a)(b)		8,595	8,659,492
Extended Stay America Trust:
Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (a)		4,525	4,590,902
Series 2013-ESHM, Class M, 7.63%, 12/05/19 (a)		3,292	3,372,767
GE Capital Commercial Mortgage Corp.,
Series 2005-C3, Class AJ, 5.07%, 7/10/45 (b)		4,000	4,168,096
GE Capital Commercial Mortgage Corp. Trust:
Series 2007-C1, Class A2, 5.42%, 12/10/49		1,503	1,503,979
Series 2007-C1, Class AAB, 5.48%, 12/10/49		837	862,570
GP Portfolio Trust, Series 2014-GPP, Class E, 4.00%, 2/15/27 (a)(b)		17,265	17,291,415
Greenwich Capital Commercial Funding Corp.:
Series 2007-GG11, Class AJ, 6.06%, 12/10/49 (b)		9,272	9,679,337
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (b)		13,605	15,035,035
GS Mortgage Securities Corp Trust:
Series 2013-NYC5, Class F, 3.77%, 1/10/30 (a)(b)		9,635	9,531,087
Series 2013-NYC5, Class G, 3.77%, 1/10/30 (a)(b)		4,445	4,326,327
GS Mortgage Securities Corp. II, Series 2013-KING, Class E, 3.44%, 12/10/27 (a)(b)		9,480	8,937,061

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
GS Mortgage Securities Trust, Series 2006-GG6, Class AJ, 5.75%, 4/10/38 (b)	USD	6,634	$6,909,928
Hilton USA Trust:
Series 2013-HLF, Class EFL, 3.90%, 11/05/30 (a)(b)		4,410	4,430,198
Series 2013-HLT, Class EFX, 5.61%, 11/05/30 (a)(b)		27,319	28,200,939
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2012-PHH, Class D, 3.42%, 10/15/25 (a)(b)		6,000	6,020,370
Series 2012-PHH, Class E, 3.42%, 10/15/25 (a)(b)		1,550	1,548,402
Series 2014-FL4, Class C, 2.35%, 12/15/30 (a)(b)		10,910	10,966,612
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2002-CIB4, Class C, 6.45%, 5/12/34 (b)		2,444	2,566,171
Series 2006-CB15, Class AM, 5.86%, 6/12/43 (b)		8,608	8,932,866
Series 2006-LDP6, Class AJ, 5.57%, 4/15/43 (b)		4,210	4,445,217
Series 2006-LDP8, Class AJ, 5.48%, 5/15/45 (b)		8,825	9,413,275
Series 2007-CB19, Class A1A, 5.89%, 2/12/49 (b)		22,091	24,531,405
Series 2007-CB20, Class AJ, 6.28%, 2/12/51 (b)		9,482	10,107,772
Series 2007-CB20, Class B, 6.38%, 2/12/51 (a)(b)		5,380	5,275,988
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		1,056	1,124,463
Series 2011-C4, Class E, 5.58%, 7/15/46 (a)(b)		3,515	3,800,193
Series 2012-WLDN, Class A, 3.91%, 5/05/30 (a)		10,815	11,272,074
Series 2013-ALC, Class C, 3.60%, 7/17/26 (a)(b)		15,975	16,250,425
Series 2014-FBLU, Class E, 3.65%, 12/15/28 (a)(b)		7,010	7,034,829
Ladder Capital Commercial Mortgage Trust, Series 2014-909, Class E, 3.90%, 5/15/31 (a)(b)		855	812,019
LB-UBS Commercial Mortgage Trust: Series 2004-C8, Class C, 4.93%, 12/15/39 (b)		6,000	6,056,148
Series 2005-C2, Class AJ, 5.21%, 4/15/30 (b)		7,105	7,310,008
Series 2005-C3, Class C, 4.92%, 7/15/40 (b)		4,475	4,543,405
Series 2005-C7, Class D, 5.35%, 11/15/40 (b)		3,980	4,096,192
Series 2006-C4, Class AJ, 6.05%, 6/15/38 (b)		9,482	10,108,865
Series 2006-C6, Class B, 5.47%, 9/15/39 (b)		4,875	4,993,716
Series 2007-C1, Class AJ, 5.48%, 2/15/40		21,480	22,403,704
Series 2007-C2, Class AM, 5.49%, 2/15/40 (b)		16,960	18,227,116
Series 2007-C6, Class AJ, 6.33%, 7/15/40 (b)		4,295	4,492,987
Series 2007-C6, Class AMFL, 6.11%, 7/15/40 (a)		5,531	6,146,954
Series 2007-C7, Class AJ, 6.26%, 9/15/45 (b)		14,649	15,583,052

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Series 2007-C7, Class B, 6.46%, 9/15/45 (b)	USD	2,288	$2,301,083
Madison Avenue Trust, Series 2013-650M, Class E, 4.03%, 10/12/32 (a)(b)		11,095	10,870,499
Merrill Lynch Mortgage Trust:
Series 2005-CKI1, Class AJ, 5.28%, 11/12/37 (b)		4,950	5,187,838
Series 2007-C1, Class A1A, 5.83%, 6/12/50 (b)		8,050	8,714,141
ML-CFC Commercial Mortgage Trust:
Series 2006-1, Class AJ, 5.56%, 2/12/39 (b)		4,250	4,491,897
Series 2006-3, Class AJ, 5.49%, 7/12/46 (b)		9,790	10,066,098
Series 2007-7, Class A4, 5.74%, 6/12/50 (b)		4,150	4,580,953
Morgan Stanley Capital I Trust:
Series 2004-HQ4, Class E, 5.15%, 4/14/40 (b)		4,300	4,327,193
Series 2005-HQ6, Class AJ, 5.07%, 8/13/42 (b)		3,800	3,928,801
Series 2005-HQ6, Class C, 5.17%, 8/13/42 (b)		6,880	7,027,432
Series 2006-HQ9, Class B, 5.83%, 7/12/44 (b)		3,113	3,278,397
Series 2007-HQ12, Class A2FX, 5.59%, 4/12/49 (b)		2,655	2,714,642
Series 2007-HQ12, Class AM, 5.77%, 4/12/49 (b)		14,255	15,565,505
Series 2007-HQ12, Class AMFL, 0.57%, 4/12/49 (b)		8,885	8,543,727
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		2,790	3,039,744
Series 2007-IQ14, Class A1A, 5.67%, 4/15/49 (b)		6,686	7,303,777
Series 2007-IQ15, Class AM, 6.11%, 6/11/49 (b)		10,195	11,234,717
Series 2007-T25, Class AM, 5.54%, 11/12/49 (b)		3,645	3,996,564
Morgan Stanley Capital I, Inc., Series 1998-WF2, Class G, 6.34%, 7/15/30 (a)(b)		170	170,780
Morgan Stanley Re-REMIC Trust:
Series 2009-IO, Class B, 0.01%, 7/17/56 (a)(d)		4,282	4,261,937
Series 2010-GG10, Class A4B, 5.80%, 8/15/45 (a)(b)		9,210	10,093,488
Series 2011-IO, Class A, 2.50%, 3/23/51 (a)		119	119,197
Series 2011-IO, Class B, 0.00%, 3/23/51 (a)(d)		11,160	10,950,750
Series 2011-IO, Class C, 0.00%, 3/23/51 (a)(d)		32,250	30,435,937
Series 2012-IO, Class AXB2, 1.00%, 3/27/51 (a)		7,237	7,155,563
New York Mortgage Securitization Trust:
Series 2012-1, Class A, 6.65%, 12/27/47 (a)(b)		11,930	11,989,650
Series 2013-1, Class A, 5.40%, 8/27/24 (a)(b)		17,962	18,051,609
Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class F, 5.04%, 2/11/36 (a)(b)		3,000	3,004,692
RBS Greenwich Capital Mortgage Loan Trust, Series 2010-MB1, Class C, 4.98%, 4/15/24 (a)(b)		2,000	2,047,238

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2014	31

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
United States (concluded)
RCMC LLC, Series 2012-CRE1, Class A, 5.62%, 11/15/44 (a)	USD	5,349	$5,509,838
SCG Trust, Series 2013-SRP1, Class AJ, 2.10%, 11/15/26 (a)(b)		11,390	11,425,867
SMA Issuer I LLC, Series 2012-LV1, Class A, 3.50%, 8/20/25 (a)		389	388,587
Starwood Property Mortgage Trust, Series 2013-FV1, Class D, 3.65%, 8/11/28 (a)(b)		12,595	12,607,091
Wachovia Bank Commercial Mortgage Trust:
Series 2004-C12, Class E, 5.63%, 7/15/41 (b)		3,265	3,266,182
Series 2006-C28, Class AM, 5.60%, 10/15/48 (b)		3,250	3,509,275
Series 2006-WL7A, Class H, 0.55%, 9/15/21 (a)(b)		15,365	14,947,779
Series 2007-C33, Class AJ, 6.14%, 2/15/51 (b)		27,645	29,090,833
Wells Fargo Commercial Mortgage Trust:
Series 2013-BTC, Class E, 3.55%, 4/16/35 (a)(b)		13,720	11,672,276
Series 2013-BTC, Class F, 3.67%, 4/16/35 (a)(b)		18,291	13,622,990
Wells Fargo Resecuritization Trust,
Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		2,746	2,746,917

			1,045,011,275
Interest Only Collateralized Mortgage Obligations — 0.0%
United States — 0.0%
Reperforming Loan REMIC Trust, Series 2005-R3, Class AS, 5.63%, 9/25/35 (a)(b)		9,650	1,397,991
Interest Only Commercial Mortgage-Backed Securities — 0.4%
United States — 0.4%
Boca Hotel Portfolio Trust, Series 2013-BOCA, Class XCP, 0.62%, 12/15/14 (a)(b)		173,456	381,602
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class XA, 1.51%, 3/10/47 (b)		32,661	2,855,286
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR2, Class XA, 2.09%, 8/15/45 (b)		27,553	2,953,319
Series 2013-CR13, Class XA, 1.18%, 12/10/23 (b)		133,720	8,295,034
Series 2013-CR6, Class XA, 1.68%, 3/10/46 (b)		70,027	5,005,424
Series 2014-TWC, Class XCP, 1.48%, 2/13/32 (a)(b)		240,975	8,882,893
GS Mortgage Securities Corp. II, Series 2013-KYO, Class XB1, 3.25%, 11/08/29 (a)(b)		96,585	2,935,662
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, 1.39%, 4/10/47 (b)		41,670	3,396,127
Hilton USA Trust, Series 2013-HLT, Class X1FX, 1.82%, 11/05/30 (a)(b)		169,959	1,405,051
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2013-C17, Class XA, 1.26%, 1/15/47 (b)		88,011	5,982,725
Series 2013-FL3, Class XCP, 1.38%, 4/15/28 (a)(b)		36,211	110,442
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C13, Class XA, 1.41%, 11/15/46 (b)		90,226	7,153,419

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
United States (concluded)
Series 2013-C7, Class XA, 1.87%, 2/15/46 (b)	USD	19,476	$1,852,226
Series 2014-C14, Class XA, 1.47%, 2/15/47 (b)		211,272	15,933,918
WF-RBS Commercial Mortgage Trust, Series 2014-LC14, Class XA, 1.64%, 3/15/47 (b)		88,993	8,053,011

			75,196,139
Total Non-Agency Mortgage-Backed Securities — 9.7%			1,706,841,778

Preferred Securities
Capital Trusts
Belgium — 0.0%
Solvay Finance SA, 4.20% (b)(i)	EUR	160	227,852
China — 0.0%
Moon Wise Global Ltd., 9.00% (b)(i)	USD	4,550	4,231,500
Denmark — 0.1%
Danske Bank A/S, 5.75% (b)(i)	EUR	13,875	19,759,003
France — 0.5%
AXA SA, 3.88% (b)(i)		4,900	6,635,766
Electricite de France:
4.13% (b)(i)		14,000	20,037,234
5.00% (b)(i)		4,200	6,174,351
7.00% (b)(i)	GBP	3,900	6,955,752
GDF Suez, 3.25% (b)(i)	EUR	20,300	28,025,452
Société Générale SA, 6.25% (b)(i)	USD	19,775	19,478,375

			87,306,930
Germany — 0.6%
Bayer AG:
4.50%, 7/01/74 (b)	EUR	22,350	30,952,531
3.45%, 7/01/75 (b)		12,650	17,553,585
Deutsche Bank AG, 6.30% (b)(i)		21,300	29,273,136
Volkswagen International Finance NV:
3.75% (b)(i)		12,820	18,233,084
4.88% (b)(i)		4,685	6,748,376

			102,760,712
Hong Kong — 0.0%
China CITIC Bank International Ltd., 7.25% (b)(i)	USD	2,700	2,838,375
Ireland — 0.1%
XL Group PLC, 6.50% (b)(i)		10,501	10,369,737
Italy — 0.1%
Enel SpA:
8.75%, 9/24/73 (a)(b)		6,200	7,300,500
5.25%, 1/15/75 (b)	EUR	4,855	6,990,322

			14,290,822
Spain — 0.2%
Banco Bilbao Vizcaya Argentaria SA:
7.00% (b)(i)		6,400	9,267,424
9.00% (b)(i)	USD	4,000	4,485,000
Banco Popular Espanol SA, 11.50% (b)(i)	EUR	5,900	9,735,040
Banco Santander SA, 7.00% (b)(i)		3,700	5,222,963

			28,710,427

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Preferred Securities	Par (000)		Value
Switzerland — 0.2%
Credit Suisse Group AG:
6.25% (b)(i)	USD	25,850	$26,047,753
6.25% (a)(b)(i)		7,925	7,974,531

			34,022,284
United Kingdom — 0.5%
Barclays PLC:
8.00% (b)(i)	EUR	7,479	11,152,446
8.25% (b)(i)	USD	6,981	7,399,860
Coventry Building Society, 6.50% (b)(i)	GBP	5,925	10,146,076
HBOS Capital Funding LP, 6.85% (i)	USD	2,296	2,317,812
Lloyds Banking Group PLC, 6.38% (b)(i)	EUR	8,229	11,983,488
Nationwide Building Society, 6.88% (b)(i)	GBP	17,352	30,438,458
RBS Capital Trust B, 6.80% (i)	USD	2,010	2,020,050
SSE PLC, 5.03% (b)(i)	EUR	12,512	17,754,465

			93,212,655
United States — 0.7%
Bank of America Corp., 5.13% (b)(i)	USD	24,875	24,781,793
Citigroup, Inc.:
6.30% (b)(i)		21,145	21,541,469
5.90% (b)(i)		6,175	6,236,750
5.95% (b)(i)		850	858,500
JPMorgan Chase & Co.:
5.00% (b)(i)		25,560	25,465,275
6.00% (b)(i)		5,220	5,324,400
Morgan Stanley, 5.45% (b)(i)		21,637	22,031,659
NBCUniversal Enterprise, Inc., 5.25% (a)(i)		4,900	5,120,500
Wells Fargo & Co., 5.90% (b)(i)		19,821	21,025,126

			132,385,472
Total Capital Trusts — 3.0%			530,115,769

Preferred Stocks		Shares
United Kingdom — 0.0%
Royal Bank of Scotland Group PLC, 6.13%		64,045	1,562,164
United States — 0.3%
The Allstate Corp., 6.63%		705,538	18,315,061
Capital One Financial Corp., 6.25%		920,000	22,687,200
The Goldman Sachs Group, Inc., 6.38%		150,596	3,963,687

			44,965,948
Total Preferred Stocks — 0.3%			46,528,112

Trust Preferreds
Netherlands — 0.0%
RBS Capital Funding Trust VII, Series G, 6.08% (i)		207,558	5,002,148
United States — 0.4%
Citigroup Capital XIII, 7.88%, 10/30/40 (b)		2,092,305	57,956,849
Total Trust Preferreds — 0.4%			62,958,997
Total Preferred Securities — 3.7%			639,602,878

Taxable Municipal Bonds	Par (000)		Value
California Educational Facilities Authority RB:
5.00%, 10/01/32	USD	7,880	$10,121,072
5.00%, 5/01/45		10,000	12,726,100
California Health Facilities Financing Authority RB, 5.00%, 8/15/52		17,505	18,845,358
California Pollution Control Financing Authority RB, 5.00%, 7/01/37 (a)		7,000	7,214,060
Chicago Midway International Airport RB:
5.00%, 1/01/30		20,595	22,260,518
5.00%, 1/01/41		4,010	4,211,101
Chicago Transit Authority RB, 5.00%, 12/01/44		6,000	6,480,420
City of Baltimore, MD RB:
5.00%, 7/01/42		12,540	14,006,553
5.00%, 7/01/43		11,985	13,345,657
City of Charleston, SC Waterworks & Sewer System RB, 5.00%, 1/01/41		7,435	8,169,281
City of Chicago, IL GO:
5.25%, 1/01/37		8,785	8,950,334
5.00%, 1/01/40		10,515	10,603,431
City of Detroit, MI Sewage Disposal System RB, AGM, Series D, 0.77%, 7/01/32 (b)		7,000	5,561,220
City of Houston, TX Utility System RB, 5.00%, 11/15/44		5,000	5,610,600
City of Orlando, FL RB, 5.00%, 11/01/44		18,185	20,150,071
Colorado Health Facilities Authority RB, 5.00%, 1/01/44		10,645	11,479,674
Commonwealth of Pennsylvania GO:
5.00%, 6/01/25		10,000	11,744,200
5.00%, 10/15/30		15,000	17,284,950
County of Miami-Dade FL Aviation RB, 5.00%, 10/01/30		7,355	8,018,347
Dallas/Fort Worth International Airport RB:
5.00%, 11/01/42		14,690	15,339,739
Series A, 5.00%, 11/01/43		35,955	37,477,694
District of Columbia Water & Sewer Authority RB, 5.00%, 10/01/44		9,000	10,013,580
East Bay Municipal Utility District Water System RB, 5.00%, 6/01/44		8,500	9,667,475
El Paso County Hospital District GO, 5.00%, 8/15/43		10,000	11,014,900
Los Angeles Department of Water & Power RB:
5.00%, 7/01/43		24,875	27,402,797
5.00%, 7/01/43		13,115	14,429,648
Louisiana Public Facilities Authority RB, 5.00%, 10/01/41		5,000	5,390,100
Massachusetts Development Finance Agency RB, 5.00%, 7/01/43		7,045	7,901,249
Massachusetts School Building Authority RB, 5.00%, 5/15/43		7,500	8,363,700
Metropolitan Washington Airports Authority RB, 5.00%, 10/01/53		25,215	26,146,694
Miami-Dade County Expressway Authority RB, 5.00%, 7/01/39		13,000	14,141,270
New Jersey Transportation Trust Fund Authority RB:
5.00%, 6/15/42		20,070	21,160,202
Series B, 5.00%, 6/15/42		20,320	21,329,294
5.00%, 6/15/44		10,735	11,370,512

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2014	33

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Taxable Municipal Bonds	Par (000)		Value
New York City Water & Sewer System RB:
5.00%, 6/15/44	USD	5,500	$5,938,515
5.00%, 6/15/47		14,660	16,106,942
5.00%, 6/15/47		5,600	6,082,104
5.00%, 6/15/47		5,000	5,451,900
New York Liberty Development Corp. RB, 5.25%, 10/01/35		10,000	11,542,400
New York State Urban Development Corp. RB:
5.00%, 3/15/22		22,530	27,011,217
5.00%, 3/15/23		7,200	8,670,456
Royal Oak Hospital Finance Authority RB, 5.00%, 9/01/39		15,510	16,601,439
South Carolina State Public Service Authority RB:
5.00%, 12/01/48		25,715	27,506,050
5.00%, 12/01/49		15,000	16,068,600
State of California GO:
5.00%, 9/01/42		11,500	12,630,220
5.00%, 4/01/43		31,705	35,010,563
5.00%, 11/01/43		10,000	11,101,300
5.00%, 5/01/44		21,710	24,188,848
State of Connecticut Special Tax Revenue RB, 5.00%, 10/01/33		7,000	7,941,850
State of Illinois GO:
5.00%, 5/01/23		13,695	15,295,945
5.00%, 5/01/25		28,705	31,849,059
State of North Carolina RB, 5.00%, 6/01/21		20,210	24,336,478
Texas Transportation Commission State Highway Fund RB, 5.00%, 4/01/23		18,675	22,917,587
University of California RB, 5.00%, 5/15/37		10,000	11,017,000
University of Massachusetts Building Authority RB:
5.00%, 11/01/39		5,000	5,553,250
5.00%, 11/01/44		22,660	25,585,633
University of Utah RB, 5.00%, 8/01/43		10,000	11,150,300
University of Virginia RB, 5.00%, 6/01/43		5,000	5,647,900
Washington Health Care Facilities Authority RB, 5.00%, 10/01/42		5,000	5,432,400
Total Taxable Municipal Bonds — 4.8%			848,569,757

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 1.6%
Fannie Mae:
Series 2014-30, Class A, 4.00%, 4/01/44		27,776	29,827,798
Series 2014-27, Class CA, 4.00%, 11/01/43		61,212	65,803,421
Series 2014-26, Class KA, 4.00%, 3/01/44		62,002	66,652,509
Freddie Mac:
Series 2014-DN2, Class M3, 3.75%, 4/25/24 (b)		27,795	29,805,857
Series 4327, Class A, 4.00%, 11/01/42		55,803	59,354,228
Series 4329, Class A, 4.00%, 8/01/43		20,647	22,227,806

			273,671,619
Interest Only Collateralized Mortgage Obligations — 0.1%
Fannie Mae, Series 2012-114, Class SA, 5.90%, 10/25/42 (b)		37,814	8,306,052
Freddie Mac, Series 4212, Class SA, 6.05%, 7/15/38 (b)		41,124	7,273,969

			15,580,021

U.S. Government Sponsored Agency Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities — 0.0%
Freddie Mac, Series K501, Class X1A, 1.86%, 8/25/16 (b)	USD	27,136	$681,516
Ginnie Mae:
Series 2012-120, Class IO, 1.00%, 2/16/53 (b)		22,002	1,649,015
Series 2009-80, Class IO, 1.12%, 9/16/51 (b)		11,751	790,391
Series 2013-145, Class SI, 6.10%, 4/16/40 (b)		32,159	5,795,735

			8,916,657
Mortgage-Backed Securities — 47.1%
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/29 (j)		217,200	220,627,655
3.00%, 7/01/29-7/01/44 (j)		359,361	358,833,976
3.50%, 12/01/33-7/01/44 (j)(k)		3,105,035	3,199,804,246
4.00%, 7/01/44 (j)		2,334,590	2,475,724,788
4.50%, 1/01/15-7/01/44 (j)		365,002	395,285,354
6.00%, 3/01/38		11	12,802
Freddie Mac Mortgage-Backed Securities, 3.50%, 1/01/34-7/01/44 (j)		141,612	146,989,837
Ginnie Mae Mortgage-Backed Securities:
3.50%, 7/15/44 (j)		52,900	55,102,793
4.00%, 6/15/39-7/15/44 (j)		579,336	619,477,333
4.50%, 5/20/44-7/15/44 (j)(k)		711,264	777,672,553

			8,249,531,337
Total U.S. Government Sponsored Agency Securities — 48.8%			8,547,699,634

U.S. Treasury Obligations
U.S. Treasury Bonds, 3.38%, 5/15/44		17,803	17,922,820
U.S. Treasury Inflation Indexed Bonds:
0.75%, 2/15/42		11,996	11,292,172
1.38%, 2/15/44		36,031	39,628,613
U.S. Treasury Inflation Indexed Notes:
0.13%, 4/15/19-1/15/23 (l)		347,921	357,354,291
0.38%, 7/15/23		27,736	28,273,872
0.63%, 1/15/24 (l)(m)		325,683	337,488,613
U.S. Treasury Notes:
0.50%, 6/30/16		83,880	83,952,053
1.63%, 6/30/19 (h)		2,666,158	2,666,158,000
2.00%, 5/31/21		207,324	205,769,070
2.13%, 6/30/21		468,050	467,976,984
2.75%, 11/15/23 (h)		26,295	26,914,371
2.50%, 5/15/24 (h)		593,834	592,999,369
Total U.S. Treasury Obligations — 27.6%			4,835,730,228

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Warrants (n)		Shares	Value
Kawasaki Kisen Kaisha Ltd. (Issued/exercisable 11/14/13, 1 Share for 1 warrant, Expires 9/28/18)		3	—
Nippon Meat Packers, Inc. (Issued/exercisable 3/10/14, 1 Share for 1 warrant, Expires 8/28/18)		700,000,000	$889,640
Takashimaya Co. Ltd. (Issued/exercisable 12/11/13, 1 Share for 1 warrant, Expires 11/19/18, Strike Price JPY 104.41)		200,000,000	117,270
Total Warrants — 0.0%			1,006,910
Total Long-Term Investments (Cost — $24,390,080,264) — 141.1%			24,721,237,949

Short-Term Securities		Par (000)
Borrowed Bond Agreements — 3.5%
Barclays Bank PLC, (0.44)%, Open (Purchased on 5/15/14 to be repurchased at EUR 11,639,443, collateralized by Kingdom of Spain, 4.60% due at 7/30/19, par and fair value of EUR 9,680,000 and $15,362,345, respectively)	EUR	11,639	$15,937,893
Barclays Bank PLC, (0.16)%, Open (Purchased on 1/22/14 to be repurchased at EUR 2,780,084, collateralized by Kingdom of Spain, 4.10% due at 7/30/18, par and fair value of EUR 2,515,000 and $3,859,731, respectively)		2,774	3,798,093
Barclays Bank PLC, (0.16)%, Open (Purchased on 11/19/13 to be repurchased at EUR 16,928,468, collateralized by Kingdom of Spain, 4.10% due at 7/30/18, par and fair value of EUR 15,810,000 and $24,263,360, respectively)		16,928	23,180,156
Barclays Bank PLC, (0.16)%, Open (Purchased on 9/04/13 to be repurchased at EUR 3,877,339, collateralized by Kingdom of Spain, 4.10% due at 7/30/18, par and fair value of EUR 3,650,000 and $5,601,598, respectively)		3,877	5,309,241
Barclays Bank PLC, (0.08)%, Open (Purchased on 3/05/14 to be repurchased at EUR 12,751,400, collateralized by Buoni Poliennali Del Tesoro, 3.75% due at 3/01/21, par and fair value of EUR 11,617,000 and $17,680,810, respectively)		12,680	17,362,072
Barclays Bank PLC, (0.04)%, Open (Purchased on 5/15/14 to be repurchased at EUR 11,320,853, collateralized by Buoni Poliennali Del Tesoro, 4.25% due at 2/01/19, par and fair value of EUR 9,820,000 and $15,217,060, respectively)		11,278	15,442,690
Barclays Bank PLC, 0.02%, Open (Purchased on 5/15/14 to be repurchased at EUR 11,292,267, collateralized by Buoni Poliennali Del Tesoro, 3.50% due at 12/01/18, par and fair value of EUR 10,070,000 and $15,105,414, respectively)		11,241	15,391,703
Barclays Bank PLC, 0.05%, Open (Purchased on 1/22/14 to be repurchased at EUR 4,471,920, collateralized by Buoni Poliennali Del Tesoro, 4.50% due at 3/01/26, par and fair value of EUR 3,950,000 and $6,191,921, respectively)		4,445	6,086,073

Short-Term Securities	Par (000)		Value
Borrowed Bond Agreements (continued)
Barclays Bank PLC, 0.05%, Open (Purchased on 11/18/13 to be repurchased at EUR 11,029,560, collateralized by Buoni Poliennali Del Tesoro, 3.75% due at 8/01/21, par and fair value of EUR 10,657,000 and $16,178,706, respectively)	EUR	11,030	$15,102,780
Barclays Bank PLC, 0.08%, Open (Purchased on 5/15/14 to be repurchased at EUR 4,916,549, collateralized by Portugal Obrigacoes do Tesouro OT, 4.75% due at 6/14/19, par and fair value of EUR 3,980,000 and $6,042,646, respectively)		4,879	6,680,680
Barclays Bank PLC, 0.10%, Open (Purchased on 1/22/14 to be repurchased at EUR 58,053,153, collateralized by Republic of France, 1.00% due at 7/25/17, par and fair value of EUR 56,770,000 and $79, 607, 196, respectively)		57,848	79,211,658
Barclays Capital, Inc., 0.03%, 7/01/14 (Purchased on 6/24/14 to be repurchased at $26,930,548, collateralized by U.S. Treasury Notes, 2.75% due at 11/15/23, par and fair value of USD 26,295,000 and $26, 914, 371, respectively)	USD	26,854	26,853,769
Citigroup Global Markets Holdings, Inc., (0.07)%, Open (Purchased on 10/21/13 to be repurchased at EUR 56,691,750, collateralized by Republic of France, 1.00% due at 7/25/17, par and fair value of EUR 56,200,000 and $78, 807, 899, respectively)	EUR	56,692	77,628,030
Deutsche Bank Securities, Inc., (0.26)%, Open (Purchased on 6/02/14 to be repurchased at $19,420,023, collateralized by U.S. Treasury Notes, 0.88% due at 5/15/17, par and fair value of USD 19,360,000 and $19, 385, 710, respectively)	USD	19,408	19,408,400
Deutsche Bank Securities, Inc., (0.10)%, Open (Purchased on 5/27/14 to be repurchased at $19,661,875, collateralized by CBS Corp., 3.38% due at 3/01/22, par and fair value of USD 19,300,000 and $19, 342, 692, respectively)		19,662	19,661,875
Deutsche Bank Securities, Inc., 0.09%, Open (Purchased on 6/20/14 to be repurchased at $151,456,117, collateralized by U.S. Treasury Notes, 1.63% due at 4/30/19, par and fair value of USD 151,158,000 and $151,441,421, respectively)		151,158	151,157,999
JPMorgan Chase Bank N.A., (0.35)%, Open (Purchased on 2/07/14 to be repurchased at EUR 8,099,401, collateralized by Kingdom of Spain, 4.60% due at 7/30/19, par and fair value of EUR 7,000,000 and $11, 109, 133, respectively)	EUR	8,099	11,090,512
JPMorgan Chase Bank N.A., (0.12)%, Open (Purchased on 5/15/14 to be repurchased at EUR 10,772,068, collateralized by Kingdom of Spain, 4.30% due at 10/31/19, par and fair value of EUR 9,130,000 and $14, 343, 839, respectively)		10,725	14,685,254

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2014	35

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities	Par (000)		Value
Borrowed Bond Agreements (concluded)
JPMorgan Chase Bank N.A., (0.10)%, Open (Purchased on 4/04/14 to be repurchased at EUR 6,090,523, collateralized by Bundesobligation, 0.75% due at 2/24/17, par and fair value of EUR 5,963,000 and $8,316,683, respectively)	EUR	6,091	$8,339,754
JPMorgan Chase Bank N.A., (0.07)%, Open (Purchased on 4/04/14 to be repurchased at EUR 2,980,632, collateralized by Bundesrepublik Deutschland, 2.50% due at 1/04/21, par and fair value of EUR 2,659,000 and $4,079,633, respectively)		2,960	4,053,658
JPMorgan Chase Bank N.A., 0.00%, Open (Purchased on 4/04/14 to be repurchased at EUR 6,760,571, collateralized by Kingdom of Spain, 2.75% due at 4/30/19, par and fair value of EUR 6,250,000 and $9,135,800, respectively)		6,699	9,172,544
JPMorgan Chase Bank N.A., 0.00%, Open (Purchased on 4/16/14 to be repurchased at EUR 4,916,008, collateralized by Kingdom of Spain, 5.85% due at 1/31/22, par and fair value of EUR 3,874,000 and $6,675,714, respectively)		4,878	6,678,784
RBC Capital Markets LLC, (0.05)%, Open (Purchased on 2/10/14 to be repurchased at $14,121,600, collateralized by Occidental Petroleum Corp., 2.70% due at 2/15/23, parand fair value of USD 14,710,000 and $14,282,983, respectively)	USD	14,122	14,121,600
RBC Capital Markets LLC, (0.05)%, Open (Purchased on 6/23/14 to be repurchased at $10,342,500, collateralized by 21st Century Fox America, Inc., 3.00% due at 9/15/22, parand fair value of USD 10,500,000 and $10,337,355, respectively)		10,343	10,342,500
RBC Capital Markets LLC, (0.05)%, Open (Purchased on 9/06/13 to be repurchased at $14,224,100, collateralized by Target Corp., 2.90% due at 1/15/22, par and fair value of USD 14,740,000 and $14,793,536, respectively)		14,224	14,224,100
UBS Ltd., (0.25)%, Open (Purchased on 12/09/13 to be repurchased at EUR 10,481,125, collateralized by Republic of France, 3.00% due at 4/25/22, par and fair value of EUR 9,550,000 and $14,869,597, respectively)	EUR	10,481	14,351,807

			605,273,625

Foreign Agency Obligations — 1.2%
Mexico Cetes, 3.51%	MXN	2,700,000	206,312,175

		Shares
Money Market Funds — 0.1%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (o)(p)	24,349,530		24,349,530
Total Short-Term Securities (Cost — $833,282,528) — 4.8%			835,935,330

Options Purchased			Value
(Cost — $73,858,538) — 0.3%			$51,971,354
Total Investments Before Investments Sold Short, Options Written, TBA Sale Commitments and Borrowed Bonds
(Cost — $25,297,221,330) — 146.2%			25,609,144,633

Investments Sold Short	Par (000)
Corporate Bonds — 0.0%
EPISTAR Corp., 0.00%,8/07/18(d)	USD	1,400	(1,764,000)
Newmont Mining Corp., 3.50%,3/15/22		9,600	(9,251,328)

			(11,015,328)
U.S. Government Sponsored Agency Securities — (0.2)%
Freddie Mac Mortgage-Backed Securities, 3.50%,5/01/34		30,044	(31,411,064)
Total Investments Sold Short (Proceeds — $42,127,085) — (0.2)%			(42,426,392)

Options Written
(Premiums Received — $ 31,943,246) — (0.1)%			(12,900,991)

TBA Sale Commitments (j)
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/29		600,500	(609,976,550)
3.00%, 7/01/29-7/01/44		1,561,450	(1,556,843,953)
3.50%, 7/01/44		1,463,205	(1,506,186,647)
4.00%, 7/01/44		675,900	(717,298,875)
4.50%, 7/01/44		257,700	(279,081,111)
Freddie Mac Mortgage-Backed Securities, 3.50%, 7/01/44		99,700	(102,480,733)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 7/15/44		391,100	(407,385,678)
4.00%, 7/15/44		477,400	(510,068,309)
4.50%, 7/15/44		290,100	(316,764,222)
Total TBA Sale Commitments (Proceeds — $5,964,572,248) — (34.3)%			(6,006,086,078)

Borrowed Bonds
Corporate Bonds — (0.4)%
21st Century Fox America, Inc., 3.00%, 9/15/22		10,500	(10,337,355)
CBS Corp., 3.38%, 3/01/22		19,300	(19,342,692)
Occidental Petroleum Corp., 2.70%, 2/15/23		14,710	(14,282,983)
Target Corp., 2.90%, 1/15/22		14,740	(14,793,536)

			(58,756,566)

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Borrowed Bonds	Par (000)		Value
Foreign Government Obligations — (2.0)%
Bundesobligation,
0.75%, 2/24/17	EUR	5,963	$(8,316,683)
Bundesrepublik Deutschland,
2.50%, 1/04/21		2,659	(4,079,633)
Buoni Poliennali Del Tesoro,
3.50%, 12/01/18		10,070	(15,105,414)
4.25%, 2/01/19		9,820	(15,217,060)
3.75%, 3/01/21-8/01/21		22,274	(33,859,516)
4.50%, 3/01/26		3,950	(6,191,921)
Kingdom of Spain,
4.10%, 7/30/18		21,975	(33,724,689)
2.75%, 4/30/19		6,250	(9,135,800)
4.60%, 7/30/19		16,680	(26,471,478)
4.30%, 10/31/19		9,130	(14,343,839)
5.85%, 1/31/22		3,874	(6,675,714)
Portugal Obrigacoes do Tesouro OT,
4.75%, 6/14/19 (a)		3,980	(6,042,646)
Republic of France,
1.00%, 7/25/17		112,970	(158,415,095)

Borrowed Bonds	Par (000)		Value
Foreign Government Obligations (concluded)
3.00%, 4/25/22	EUR	9,550	$(14,869,597)

			(352,449,085)
U.S. Treasury Obligations — (1.1)%
U.S. Treasury Notes,
0.88%, 5/15/17	USD	19,360	(19,385,710)
1.63%, 4/30/19		151,158	(151,441,421)
2.75%, 11/15/23		26,295	(26,914,371)

			(197,741,502)
Total Borrowed Bonds (Proceeds — $582,068,398) — (3.5)%			(608,947,153)
Total Investments Net of Investments Sold Short, Options Written, TBA Sale Commitments and Borrowed Bonds — 108.1%			18,938,784,019
Liabilities in Excess of Other Assets — (8.1)%			(1,416,995,236)

Net Assets — 100.0%			$17,521,788,783

Notes to Consolidated Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Zero-coupon bond.

(e)	Non-income producing security.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(g)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(h)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(i)	Security is perpetual in nature and has no stated maturity date.

(j)	Represents or includes a TBA transaction. Unsettled TBA transactions as of June 30, 2014 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$9,093,938	$(170,507)
BNP Paribas Securities Corp.	$22,337,438	$149,187
Citigroup Global Markets, Inc.	$155,938,097	$275,191
Credit Suisse Securities (USA) LLC	$18,803,420	$(886,545)
Daiwa Capital Markets America, Inc.	$(28,498,953)	$(33,640)
Deutsche Bank Securities, Inc.	$369,132,663	$3,315,461
Goldman Sachs & Co.	$614,312,985	$4,707,632
J.P. Morgan Securities LLC	$113,644,690	$326,057
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(43,005,754)	$(137,847)
Morgan Stanley & Co. LLC	$(241,039,306)	$(2,122,740)
Nomura Securities International, Inc.	$(33,268,812)	$(699,500)
RBC Capital Markets, LLC	$48,586,500	$352,078
RBS Securities, Inc.	$(21,585,711)	$(165,711)

(k)	All or a portion of security has been pledged as collateral in connection with outstanding TBA commitments.

(l)	All or a portion of security has been pledged as collateral with outstanding borrowed bonds.

(m)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(n)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2014	37

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

(o)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Shares Purchased	Shares Sold	Shares Held at June 30, 2014	Value at June 30, 2014	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	2,613,616,687	—	(2,589,267,157)[1]	24,349,530	$24,349,530	$274,197	—
iShares iBoxx $ High Yield Corporate Bond Fund	2,750,000	—	(2,750,000)	—	—	$3,152,451	$5,365,740

[1]	Represents net shares sold.

(p)	Represents the current yield as of report date.

•	Reverse repurchase agreements outstanding as of June 30, 2014 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[2]	Face Value	Face Value Including Accrued Interest
Barclays Bank PLC	(5.75)%	2/19/14	Open	$3,231,534	$3,231,534
Barclays Bank PLC	(3.50)%	4/25/14	Open	658,675	658,675
RBC Capital Markets LLC	(0.25)%	6/05/14	Open	7,322,600	7,322,600
Barclays Capital, Inc.	0.12%	6/30/14	7/01/14	27,018,112	27,018,203
Credit Suisse Securities (USA) LLC	0.02%	6/30/14	7/01/14	250,312,500	250,312,639
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.16%	6/30/14	7/01/14	1,400,000,000	1,400,006,222
Total				$1,688,543,421	$1,688,549,873

[2]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•	Financial futures contracts outstanding as of June 30, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
233	CBOE Volatility Index	Chicago Board of Trade	August 2014	USD	3,110,550	$(69,346)
6,365	Australian Government Bonds (10 Year)	Sydney	September 2014	USD	723,711,835	14,443,329
(26)	E-Mini Nasdaq 100 Futures	Chicago Mercantile	September 2014	USD	1,997,060	(25,411)
61	E-Mini Russell 2000 Futures	Intercontinental Exchange	September 2014	USD	7,260,830	43,170
(661)	E-Mini S&P 500 Futures	Chicago Mercantile	September 2014	USD	64,530,125	60,454
660	Euro STOXX 50 Index	Eurex	September 2014	USD	29,208,818	(287,689)
(1,721)	Euro STOXX Banks Index	Eurex	September 2014	USD	17,214,713	1,078,529
(2,859)	Euro-Bobl	Eurex	September 2014	USD	501,607,107	(2,445,873)
(448)	Euro-BTP Italian Government Bond Futures	Eurex	September 2014	USD	77,404,683	(312,119)
(2,319)	Euro-Bund	Eurex	September 2014	USD	466,816,637	(4,660,393)
(149)	Euro-Buxl	Eurex	September 2014	USD	27,474,107	(583,365)
(286)	Euro-OAT French Government Bonds	Eurex	September 2014	USD	55,034,342	(1,010,108)
(280)	Euro-Schatz	Eurex	September 2014	USD	42,427,496	(10,138)
(2,426)	Gilt British	NYSE Liffe	September 2014	USD	456,369,656	(1,734,867)
(683)	Japanese Government Bonds (10 Year)	Osaka	September 2014	USD	981,974,730	(2,679,235)
572	Nikkei 225 Index	Chicago Mercantile	September 2014	USD	43,371,900	(226,595)
(2,284)	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	September 2014	USD	501,552,125	324,938
(22,383)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	September 2014	USD	2,673,894,175	(4,161,576)
(24,952)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	September 2014	USD	3,123,288,625	(3,518,026)
(583)	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	September 2014	USD	79,980,312	(247,626)
223	U.S. Ultra Treasury Bonds	Chicago Board of Trade	September 2014	USD	33,436,062	578,395
(6,557)	Euro Dollar Futures	Chicago Mercantile	June 2015	USD	1,630,807,863	502,810
(7,151)	Euro Dollar Futures	Chicago Mercantile	September 2015	USD	1,775,056,975	(1,188,314)
(9,966)	Euro Dollar Futures	Chicago Mercantile	December 2015	USD	2,468,204,475	(1,827,016)
(2,501)	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	617,903,312	(430,285)
173	3-month EURIBOR	NYSE Liffe	June 2016	USD	59,044,571	254,936
(443)	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	109,155,200	(188,584)

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	Financial futures contracts outstanding as of June 30, 2014 were as follows: (concluded)

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
526	3-month EURIBOR	NYSE Liffe	September 2016	USD	179,405,758	$1,374,893
(154)	Euro Dollar Futures	Chicago Mercantile	September 2016	USD	37,839,725	(26,049)
(154)	Euro Dollar Futures	Chicago Mercantile	December 2016	USD	37,739,625	(26,049)
(154)	Euro Dollar Futures	Chicago Mercantile	March 2017	USD	37,658,775	(28,849)
(173)	3-month EURIBOR	NYSE Liffe	June 2017	USD	58,878,748	(393,959)
(154)	Euro Dollar Futures	Chicago Mercantile	June 2017	USD	37,581,775	(67,136)
(526)	3-month EURIBOR	NYSE Liffe	September 2017	USD	178,847,563	(1,894,428)
Total						$(9,381,582)

•	Forward foreign currency exchange contracts outstanding as of June 30, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	89,605,451	USD	39,186,000	Deutsche Bank AG	7/02/14	$1,343,131
BRL	88,481,988	USD	39,186,000	Goldman Sachs International	7/02/14	834,982
USD	78,372,000	BRL	174,730,374	Goldman Sachs International	7/02/14	(659,690)
TRY	72,908,328	USD	34,024,000	BNP Paribas S.A.	7/08/14	330,019
TRY	208,314,000	USD	97,252,101	Deutsche Bank AG	7/08/14	904,355
TRY	14,932,684	ZAR	74,019,821	BNP Paribas S.A.	7/08/14	86,340
TRY	14,932,683	ZAR	73,950,529	JPMorgan Chase Bank N.A.	7/08/14	92,846
TRY	51,585,633	ZAR	255,493,994	JPMorgan Chase Bank N.A.	7/08/14	318,062
USD	13,609,600	TRY	29,136,793	BNP Paribas S.A.	7/08/14	(119,503)
CNY	93,586,858	USD	15,029,687	Barclays Bank PLC	7/09/14	38,598
INR	1,800,000,000	USD	30,257,186	Citibank N.A.	7/10/14	(406,852)
TRY	951,576,000	USD	445,072,438	Goldman Sachs International	7/10/14	3,111,615
USD	8,498,107	CNY	52,735,000	HSBC Bank PLC	7/17/14	14,423
INR	2,402,199,300	USD	39,990,000	Deutsche Bank AG	7/21/14	(266,005)
EUR	48,000,000	USD	66,397,080	Bank of America N.A.	7/23/14	(664,870)
EUR	81,000,000	USD	112,183,704	BNP Paribas S.A.	7/23/14	(1,260,599)
EUR	38,000,000	USD	52,536,938	Citibank N.A.	7/23/14	(498,938)
EUR	50,000,000	USD	69,237,750	Citibank N.A.	7/23/14	(766,698)
EUR	69,000,000	USD	95,985,279	Royal Bank of Scotland PLC	7/23/14	(1,495,227)
GBP	19,700,000	USD	33,448,118	Barclays Bank PLC	7/23/14	259,865
USD	4,162,763	AUD	4,450,000	Bank of America N.A.	7/23/14	(25,582)
USD	1,573,318	AUD	1,694,000	Deutsche Bank AG	7/23/14	(21,077)
USD	1,613,682	CHF	1,446,707	Royal Bank of Scotland PLC	7/23/14	(18,022)
USD	56,893,757	CNY	355,256,000	BNP Paribas S.A.	7/23/14	(221,814)
USD	4,442,541	EUR	3,244,000	Bank of America N.A.	7/23/14	835
USD	7,682,972	EUR	5,608,000	Barclays Bank PLC	7/23/14	3,259
USD	26,833,155	EUR	19,710,000	Barclays Bank PLC	7/23/14	(158,134)
USD	2,439,884,160	EUR	1,765,329,000	Barclays Bank PLC	7/23/14	22,405,472
USD	272,139	EUR	200,000	BNP Paribas S.A.	7/23/14	(1,745)
USD	5,353,948	EUR	3,952,000	BNP Paribas S.A.	7/23/14	(58,004)
USD	6,417,251	EUR	4,720,000	BNP Paribas S.A.	7/23/14	(46,417)
USD	6,929,501	EUR	5,100,000	BNP Paribas S.A.	7/23/14	(54,546)
USD	16,034,450	EUR	11,800,000	BNP Paribas S.A.	7/23/14	(124,718)
USD	13,292,425	EUR	9,730,000	Citibank N.A.	7/23/14	(32,041)
USD	26,325,090	EUR	19,315,000	Citibank N.A.	7/23/14	(125,278)
USD	293,087	EUR	215,000	Deutsche Bank AG	7/23/14	(1,339)
USD	25,060,509	EUR	18,376,000	Deutsche Bank AG	7/23/14	(103,972)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2014	39

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	Forward foreign currency exchange contracts outstanding as of June 30, 2014 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	83,867,838	EUR	61,504,000	Deutsche Bank AG	7/23/14	$(357,034)
USD	142,745,731	EUR	104,997,000	Deutsche Bank AG	7/23/14	(1,039,370)
USD	72,885,130	EUR	53,386,000	Goldman Sachs Bank USA	7/23/14	(222,782)
USD	109,332,136	EUR	79,782,000	Goldman Sachs Bank USA	7/23/14	76,986
USD	198,890,496	EUR	144,000,000	Goldman Sachs Bank USA	7/23/14	1,693,865
USD	6,542,011	EUR	4,800,000	Royal Bank of Scotland PLC	7/23/14	(31,210)
USD	415,217	EUR	300,000	The Bank of New York Mellon	7/23/14	4,390
USD	3,287,677	EUR	2,428,000	UBS AG	7/23/14	(37,277)
USD	9,741,665	EUR	7,200,000	UBS AG	7/23/14	(118,167)
USD	32,324,202	GBP	19,204,000	Barclays Bank PLC	7/23/14	(535,093)
USD	475,225,191	GBP	282,875,000	Barclays Bank PLC	7/23/14	(8,792,349)
USD	2,314,995	GBP	1,360,000	Citibank N.A.	7/23/14	(12,054)
USD	11,505,383	GBP	6,821,000	Citibank N.A.	7/23/14	(165,792)
USD	2,451,631	GBP	1,458,000	Goldman Sachs Bank USA	7/23/14	(43,102)
USD	1,687,788	GBP	1,000,000	The Bank of New York Mellon	7/23/14	(23,277)
USD	1,154,806	HKD	8,951,000	Barclays Bank PLC	7/23/14	303
USD	23,393,741	HKD	181,368,000	State Street Bank and Trust Co.	7/23/14	839
USD	1,041,116	JPY	106,235,000	Barclays Bank PLC	7/23/14	(7,747)
USD	170,421,613	JPY	17,338,683,000	BNP Paribas S.A.	7/23/14	(763,925)
USD	251,393,715	JPY	25,602,220,000	Deutsche Bank AG	7/23/14	(1,378,067)
USD	15,470,066	JPY	1,573,776,000	Royal Bank of Scotland PLC	7/23/14	(67,890)
USD	23,452	JPY	2,400,000	State Street Bank and Trust Co.	7/23/14	(244)
USD	10,598,449	SEK	69,624,706	Citibank N.A.	7/23/14	181,126
USD	12,407,313	SGD	15,503,000	Deutsche Bank AG	7/23/14	(25,960)
USD	4,736,646	ZAR	49,514,000	JPMorgan Chase Bank N.A.	7/23/14	100,372
USD	5,103,172	ZAR	53,550,000	State Street Bank and Trust Co.	7/23/14	88,984
USD	18,113,605	ZAR	188,874,000	UBS AG	7/23/14	428,270
USD	128,619,368	ZAR	1,359,481,000	UBS AG	7/23/14	1,323,515
ZAR	1,025,666,000	USD	97,040,760	JPMorgan Chase Bank N.A.	7/23/14	(1,001,883)
USD	28,075,000	RUB	1,025,158,625	Deutsche Bank AG	7/25/14	(1,918,085)
USD	26,356,000	RUB	921,932,880	Morgan Stanley Capital Services LLC	7/25/14	(617,008)
USD	28,060,000	RUB	1,035,273,700	Morgan Stanley Capital Services LLC	7/25/14	(2,229,022)
INR	805,725,640	USD	13,331,000	BNP Paribas S.A.	7/28/14	(31,100)
INR	1,611,403,255	USD	26,659,000	BNP Paribas S.A.	7/28/14	(59,993)
BRL	176,329,163	USD	78,372,000	Goldman Sachs International	8/04/14	579,583
USD	37,320,000	BRL	83,242,260	Goldman Sachs International	8/04/14	48,184
USD	9,247,896	AUD	10,060,426	BNP Paribas S.A.	9/10/14	(189,045)
USD	14,090,099	JPY	1,436,013,574	Barclays Bank PLC	9/10/14	(92,568)
USD	18,740,063	JPY	1,909,921,630	Barclays Bank PLC	9/10/14	(123,116)
AUD	8,853,000	EUR	6,085,439	Bank of America N.A.	9/17/14	(34,981)
AUD	17,687,000	EUR	12,022,567	Citibank N.A.	9/17/14	115,368
EUR	3,630,000	GBP	2,900,520	Goldman Sachs International	9/17/14	11,401
GBP	14,649,639	EUR	18,105,000	Barclays Bank PLC	9/17/14	256,105
GBP	17,686,000	USD	29,869,885	Barclays Bank PLC	9/17/14	377,778
PLN	198,570,136	EUR	47,970,000	Barclays Bank PLC	9/17/14	(645,758)
USD	111,554,550	AUD	119,827,307	Bank of America N.A.	9/17/14	(791,891)
USD	60,210,000	CAD	65,809,891	Royal Bank of Scotland PLC	9/17/14	(1,342,335)
USD	29,985,198	GBP	17,686,000	Barclays Bank PLC	9/17/14	(262,466)

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	Forward foreign currency exchange contracts outstanding as of June 30, 2014 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	157,495,000	JPY	16,107,328,640	Bank of America N.A.	9/17/14	$(1,595,679)
USD	200,117,651	MXN	2,650,078,000	Morgan Stanley & Co. International PLC	10/16/14	(2,635,913)
USD	46,938,297	TRY	104,142,000	Deutsche Bank AG	12/04/14	(651,883)
USD	47,428,963	TRY	103,822,000	Deutsche Bank AG	12/04/14	(14,985)
USD	94,187,277	TRY	208,314,000	Deutsche Bank AG	12/04/14	(1,006,792)
USD	11,587,635	TRY	25,072,166	Goldman Sachs International	12/04/14	130,309
USD	4,650,450	AUD	5,000,000	Citibank N.A.	12/19/14	(6,889)
BRL	49,489,254	USD	20,241,004	JPMorgan Chase Bank N.A.	3/03/15	705,055
USD	10,211,500	BRL	24,390,168	Goldman Sachs International	3/03/15	(111,507)
USD	10,491,257	BRL	25,006,960	Morgan Stanley Capital Services LLC	3/03/15	(92,804)
USD	30,947,491	TRY	69,016,000	Deutsche Bank AG	3/03/15	(27,187)
TRY	24,643,932	USD	10,734,823	Bank of America N.A.	5/07/15	183,393
USD	4,486,161	TRY	10,168,782	Bank of America N.A.	5/07/15	(19,003)
USD	6,007,777	TRY	13,768,022	Bank of America N.A.	5/07/15	(91,990)
USD	6,224,826	TRY	14,104,522	Bank of America N.A.	5/07/15	(24,023)
USD	21,675,723	TRY	48,872,253	BNP Paribas S.A.	5/07/15	23,423
USD	10,469,630	TRY	24,033,035	Deutsche Bank AG	5/07/15	(177,935)
USD	15,322,612	TRY	34,511,118	Deutsche Bank AG	5/07/15	32,850
USD	12,117,366	TRY	27,325,872	Goldman Sachs International	5/07/15	10,947
USD	61,686,624	TRY	138,579,000	Bank of America N.A.	5/26/15	520,450
USD	22,895,435	TRY	51,762,000	Deutsche Bank AG	5/26/15	48,659
USD	30,501,613	TRY	69,016,000	Deutsche Bank AG	5/26/15	39,244
USD	15,476,318	TRY	34,636,000	Goldman Sachs International	5/26/15	188,637
USD	30,788,959	TRY	69,269,000	Goldman Sachs International	5/26/15	214,921
USD	45,505,055	TRY	103,524,000	Goldman Sachs International	5/26/15	(188,498)
USD	45,845,835	TRY	103,905,000	Goldman Sachs International	5/26/15	(15,885)
USD	45,894,435	TRY	103,905,000	Goldman Sachs International	5/26/15	32,715
Total						$408,839

•	Exchange-traded options purchased as of June 30, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
SPDR S&P 500 ETF Trust	Call	USD	196.00	7/03/14	1,637	$98,220
iShares MSCI Japan ETF	Call	USD	12.00	7/19/14	20,509	184,581
CBS Corp.	Call	USD	65.00	9/20/14	10,000	1,600,000
SPDR S&P 500 ETF Trust	Call	USD	198.00	9/20/14	47,298	12,202,884
SPDR S&P 500 ETF Trust	Call	USD	199.00	9/20/14	26,512	5,832,640
SPDR S&P 500 ETF Trust	Call	USD	197.00	9/20/14	20,786	6,526,804
Valero Energy Corp.	Call	USD	57.50	9/20/14	2,000	162,000
21st Century Fox America, Inc.	Call	USD	36.00	10/18/14	4,250	603,500
Kinder Morgan, Inc.	Call	USD	37.50	12/20/14	5,000	680,000
American International Group, Inc.	Call	USD	55.00	1/17/15	6,000	1,920,000
SPDR S&P 500 ETF Trust	Put	USD	195.00	7/03/14	1,637	63,843
Euro Dollar 1-Year Mid-Curve	Put	USD	99.25	7/11/14	639	31,950
CBOE Volatility Index	Put	USD	13.00	7/16/14	5,313	600,369
E-Mini S&P 500 Index Futures	Put	USD	1,895.00	7/18/14	362	76,020
MGM Resorts International	Put	USD	24.00	7/19/14	5,600	44,800
SPDR S&P 500 ETF Trust	Put	USD	192.00	7/19/14	1,511	93,682
Yahoo! Inc.	Put	USD	31.00	7/19/14	3,500	24,500

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2014	41

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	Exchange-traded options purchased as of June 30, 2014 were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
U.S. Treasury Notes (10 Year)	Put	USD	124.00	7/25/14	14,475	$2,487,891
U.S. Treasury Notes (10 Year)	Put	USD	122.00	7/25/14	13,250	207,031
U.S. Treasury Notes (10 Year)	Put	USD	123.50	7/25/14	10,757	1,008,469
U.S. Treasury Notes (10 Year)	Put	USD	121.50	7/25/14	10,757	168,078
Euro Dollar 2-Year Mid-Curve	Put	USD	98.00	9/12/14	2,355	309,094
Newmont Mining Corp.	Put	USD	25.00	9/20/14	6,000	654,000
Micron Technology, Inc.	Put	USD	27.00	10/18/14	5,500	341,000
Euro Dollar 1-Year Mid-Curve	Put	USD	98.75	12/12/14	18,823	3,058,738
Euro Dollar 1-Year Mid-Curve	Put	USD	98.63	12/12/14	10,922	1,228,725
Euro Dollar 1-Year Mid-Curve	Put	USD	98.88	12/12/14	9,390	2,406,188
Cliffs Natural Resources, Inc.	Put	USD	15.00	1/17/15	1,000	256,000
Total						$42,871,007

•	OTC options purchased as of June 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)		Market Value
EUR Currency	Citibank N.A.	Call	GBP	0.82	7/07/14	—	EUR	18,105	$97
Nikkei 225 Index	Citibank N.A.	Call	JPY	16,000.00	7/11/14	237,600		—	11,727
Nikkei 225 Index	Citibank N.A.	Call	JPY	15,159.33	7/11/14	175,290		—	333,401
Nikkei 225 Index	Citibank N.A.	Call	JPY	16,000.00	7/11/14	181		—	8,933
USD Currency	Barclays Bank PLC	Call	JPY	112.00	7/17/14	—	USD	17,865	2
USD Currency	BNP Paribas S.A.	Call	JPY	105.00	7/17/14	—	USD	36,080	400
FTSE China A50 Index	Citibank N.A.	Call	CNY	7,096.20	7/30/14	3,010		—	66,414
Hang Seng China Enterprises Index	Citibank N.A.	Call	HKD	10,767.62	7/30/14	11,130		—	39,904
Hang Seng China Enterprises Index	Citibank N.A.	Call	HKD	10,751.86	7/30/14	246		—	56,538
USD Currency	Barclays Bank PLC	Call	MXN	13.60	8/07/14	—	USD	46,600	35,588
Billion Express Investments Ltd.	BNP Paribas S.A.	Call	USD	1.70	10/18/15	15,000,000		—	631,335
Billion Express Investments Ltd.	Goldman Sachs International	Call	USD	1.75	10/18/15	10,000,000		—	427,250
Toppan Printing Co. Ltd.	Credit Suisse International	Call	JPY	0.20	12/19/16	400,000,000		—	113,467
Capitaland Ltd.	Citigroup Global Markets, Inc.	Call	SGD	1.80	8/03/18	9		—	530,934
Toppan Printing Co. Ltd.	Credit Suisse International	Call	JPY	0.38	12/19/19	570,000,000		—	321,744
USD Currency	Bank of America N.A.	Put	TRY	2.15	7/01/14	—	USD	70,305	807,706
USD Currency	Bank of America N.A.	Put	TRY	2.08	7/01/14	—	USD	70,305	7
USD Currency	Deutsche Bank AG	Put	MXN	12.60	7/02/14	—	USD	126,125	13
USD Currency	Goldman Sachs International	Put	MXN	12.90	7/02/14	—	USD	50,450	13,173
USD Currency	Goldman Sachs International	Put	MXN	12.90	7/02/14	—	USD	33,634	8,782
USD Currency	Bank of America N.A.	Put	TRY	2.09	7/14/14	—	USD	75,001	90,616
S&P 500 Index	Citibank N.A.	Put	USD	1,880.88	7/18/14	12,890		—	31,396
Fortescue Metals Group Ltd.	UBS AG	Put	AUD	3.80	7/24/14	660,000		—	31,117
USD Currency	Barclays Bank PLC	Put	MXN	12.60	8/07/14	—	USD	93,200	40,719
USD Currency	Goldman Sachs International	Put	MXN	12.95	8/07/14	—	USD	93,200	561,707
KOSPI 200 Index	Citibank N.A.	Put	KRW	240.73	9/11/14	203		—	62,685
AUD Currency	Barclays Bank PLC	Put	USD	0.90	12/19/14	—	AUD	109,060	923,374

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	OTC options purchased as of June 30, 2014 were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)		Market Value
USD Currency	JPMorgan Chase Bank N.A.	Put	CNY	6.11	12/22/14	—	USD	30,000	$43,695
Total									$5,192,724

•	OTC interest rate swaptions purchased as of June 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
2-Year Interest Rate Swap	Credit Suisse International	Call	11.80%	Receive	1-day BZDIOVER	1/02/15	BRL	163,897	$548,252
2-Year Interest Rate Swap	Credit Suisse International	Call	11.80%	Receive	1-day BZDIOVER	1/02/15	BRL	131,656	440,403
2-Year Interest Rate Swap	Deutsche Bank AG	Call	12.00%	Receive	1-day BZDIOVER	1/02/15	BRL	244,418	1,030,416
5-Year Interest Rate Swap	Barclays Bank PLC	Put	2.04%	Pay	3-month LIBOR	7/03/14	USD	243,005	24
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.98%	Pay	3-month LIBOR	9/03/14	USD	147,500	256,429
1.5-Year Interest Rate Swap	Deutsche Bank AG	Put	0.75%	Pay	3-month LIBOR	12/15/14	USD	516,821	556,461
1.5-Year Interest Rate Swap	Barclays Bank PLC	Put	0.75%	Pay	3-month LIBOR	12/16/14	USD	310,093	344,110
5-Year Interest Rate Swap	Deutsche Bank AG	Put	3.87%	Pay	3-month LIBOR	12/18/14	USD	21,800	133,612
5-Year Interest Rate Swap	Deutsche Bank AG	Put	3.89%	Pay	3-month LIBOR	12/22/14	USD	21,805	127,400
Total									$3,437,107

•	Exchange-traded options written as of June 30, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
iShares Russell 2000 Index (ETF)	Call	USD	120.00	7/03/14	8,080	$(64,640)
CBOE Volatility Index	Call	USD	13.00	7/16/14	5,319	(297,864)
Euro Dollar 2-Year Mid-Curve	Call	USD	98.38	9/12/14	1,332	(341,325)
CBS Corp.	Call	USD	70.00	9/20/14	8,500	(450,500)
Micron Technology, Inc.	Call	USD	34.00	10/18/14	5,500	(1,226,500)
American International Group, Inc.	Call	USD	60.00	1/17/15	6,000	(792,000)
iShares Russell 2000 Index (ETF)	Put	USD	113.00	7/03/14	8,080	(32,320)
E-Mini S&P 500 Index Futures	Put	USD	1,855.00	7/18/14	362	(40,725)
U.S. Treasury Notes (10 Year)	Put	USD	122.50	7/25/14	21,515	(672,344)
U.S. Treasury Notes (10 Year)	Put	USD	123.00	7/25/14	26,500	(1,242,187)
CBOE Volatility Index	Put	USD	13.00	8/20/14	5,313	(547,239)
Euro Dollar 2-Year Mid-Curve	Put	USD	97.63	9/12/14	1,229	(30,725)
Euro Dollar 3-Year Mid-Curve	Put	USD	96.38	12/12/14	5,461	(375,444)
Total						$(6,113,813)

•	OTC options written as of June 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)		Market Value
USD Currency	BNP Paribas S.A.	Call	JPY	108.00	7/17/14	—	USD	36,080	$(4)
Hang Seng China Enterprises Index	Citibank N.A.	Call	HKD	11,290.32	7/30/14	11,130		—	(5,288)
USD Currency	Goldman Sachs International	Call	MXN	13.60	8/07/14	—	USD	46,600	(35,588)
USD Currency	Bankof America N.A.	Put	TRY	2.08	7/01/14	—	USD	70,305	(7)
USD Currency	Bankof America N.A.	Put	TRY	2.15	7/01/14	—	USD	70,305	(807,706)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2014	43

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	OTC options written as of June 30, 2014 were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)		Market Value
USD Currency	Deutsche Bank AG	Put	MXN	12.90	7/02/14	—	USD	84,084	$(21,954)
USD Currency	Goldman Sachs International	Put	MXN	12.60	7/02/14	—	USD	50,450	(5)
USD Currency	Goldman Sachs International	Put	MXN	12.60	7/02/14	—	USD	75,675	(8)
USD Currency	Bank of America N.A.	Put	TRY	2.04	7/14/14	—	USD	75,001	(3,450)
USD Currency	Barclays Bank PLC	Put	MXN	12.95	8/07/14	—	USD	93,200	(561,707)
USD Currency	Goldman Sachs International	Put	MXN	12.60	8/07/14	—	USD	93,200	(40,719)
AUD Currency	Barclays Bank PLC	Put	USD	0.93	8/21/14	—	AUD	54,530	(237,027)
AUD Currency	Barclays Bank PLC	Put	USD	0.88	12/19/14	—	AUD	109,060	(494,786)
Total									$(2,208,249)

•	OTC interest rate swaptions written as of June 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
1-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	11.80%	Pay	1-day BZDIOVER	7/01/14	BRL	294,258	$(1,055,109)
2-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	10.80%	Pay	1-day BZDIOVER	1/02/15	BRL	117,430	(95,820)
2-Year Interest Rate Swap	Credit Suisse International	Call	11.00%	Pay	1-day BZDIOVER	1/02/15	BRL	230,672	(259,486)
2-Year Interest Rate Swap	Deutsche Bank AG	Call	11.50%	Pay	1-day BZDIOVER	1/02/15	BRL	244,418	(556,835)
1-Year Interest Rate Swap	Citibank N.A.	Call	6.50%	Pay	3-month JIBAR	5/19/15	ZAR	2,941,750	(488,743)
1.5-Year Interest Rate Swap	Goldman Sachs International	Put	1.10%	Receive	3-month LIBOR	12/15/14	USD	259,128	(79,448)
1.5-Year Interest Rate Swap	Barclays Bank PLC	Put	1.10%	Receive	3-month LIBOR	12/16/14	USD	155,477	(49,426)
1-Year Interest Rate Swap	Credit Suisse International	Put	14.00%	Receive	1-day BZDIOVER	1/02/15	BRL	395,540	(2,685)
2-Year Interest Rate Swap	Bank of America N.A.	Put	12.50%	Receive	1-day BZDIOVER	1/02/15	BRL	150,001	(146,634)
2-Year Interest Rate Swap	Deutsche Bank AG	Put	12.50%	Receive	1-day BZDIOVER	1/02/15	BRL	98,741	(96,533)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	3.46%	Receive	3-month LIBOR	4/27/15	USD	227,510	(1,748,210)
Total									$(4,578,929)

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	OTC structured options as of June 30, 2014 were as follows:

Description	Counterparty	Expiration Date	Units	Market Value
Call on Global Dispersion, Strike=9.8%	Bank of America N.A.	1/23/15	31,160,000	$470,516

•	Centrally cleared credit default swaps — buy protection outstanding as of June 30, 2014 were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Depreciation
CDX.NA.IG Series 20 Version 1	1.00%	Chicago Mercantile	6/20/18	USD	150,000	$(2,469,623)
iTraxx Europe Crossover Series 20 Version 1	5.00%	InterContinental Exchange	12/20/18	EUR	22,080	(375,297)
iTraxx Europe Crossover Series 21 Version 1	5.00%	InterContinental Exchange	6/20/19	EUR	159,575	(4,170,769)
Total						$(7,015,689)

•	Centrally cleared credit default swaps — sold protection outstanding as of June 30, 2014 were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
CDX.NA.HY Series 21 Version 2	5.00%	Chicago Mercantile	12/20/18	B+	USD	30,096	$1,153,931
CDX.NA.HY Series 22 Version 2	5.00%	Chicago Mercantile	6/20/19	B+	USD	288,057	(6,267)
iTraxx Europe Series 21 Version 1	1.00%	InterContinental Exchange	6/20/19	A-	EUR	47,800	(98,418)
Total							$1,049,246

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	Centrally cleared interest rate swaps outstanding as of June 30, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.65%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/26/16	USD	53,840	$99,965
	3-month Canadian
2.26%[1]	Bankers Acceptance	Chicago Mercantile	5/02/16[2]	5/02/18	CAD	40,150	(111,389)
	3-month Canadian
2.28%[1]	Bankers Acceptance	Chicago Mercantile	5/02/16[2]	5/02/18	CAD	39,600	(127,503)
2.28%[3]	3-month LIBOR	Chicago Mercantile	5/06/16[2]	5/06/18	USD	36,000	141,224
2.40%[3]	3-month LIBOR	Chicago Mercantile	5/07/16[2]	5/07/18	USD	36,000	225,021
	3-month Canadian
2.22%[1]	Bankers Acceptance	Chicago Mercantile	6/17/16[2]	6/17/18	CAD	41,800	(53,932)
2.38%[3]	3-month LIBOR	Chicago Mercantile	6/19/16[2]	6/19/18	USD	38,000	150,723
1.72%[1]	3-month LIBOR	Chicago Mercantile	10/03/14[2]	11/30/18	USD	456,295	(2,454,520)
2.21%[1]	6-month LIBOR	Chicago Mercantile	N/A	6/18/19	GBP	106,165	(477,137)
1.78%[1]	3-month LIBOR	Chicago Mercantile	N/A	6/25/19	USD	18,995	(93,476)
2.79%[1]	6-month LIBOR	Chicago Mercantile	N/A	2/26/24	GBP	66,247	(1,287,770)
2.82%[1]	6-month LIBOR	Chicago Mercantile	N/A	4/07/24	GBP	18,792	(550,466)
2.72%[3]	3-month LIBOR	Chicago Mercantile	N/A	6/17/24	USD	46,600	524,160
2.50%[3]	6-month EURIBOR	Chicago Mercantile	N/A	4/07/44	EUR	38,000	4,085,267
2.27%[1]	6-month EURIBOR	Chicago Mercantile	N/A	8/15/46	EUR	79,500	(3,178,683)
2.54%[1]	6-month EURIBOR	Chicago Mercantile	N/A	4/07/64	EUR	28,500	(4,514,458)
Total							$(7,622,974)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

[3]	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2014	45

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	OTC credit default swaps — buy protection outstanding as of June 30, 2014 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Portugal	1.00%	JPMorgan Chase Bank N.A.	6/20/15	USD	19,150	$(69,397)	$548,567	$(617,964)
People’s Republic of China	1.00%	UBS AG	9/20/15	USD	10,000	(108,029)	(64,199)	(43,830)
Republic of Portugal	1.00%	Barclays Bank PLC	12/20/15	USD	1,700	(6,307)	77,826	(84,133)
Republic of Portugal	1.00%	Deutsche Bank AG	12/20/15	USD	2,150	(7,976)	98,427	(106,403)
Banca Monte dei Paschi di Siena SpA	5.00%	Deutsche Bank AG	12/20/16	EUR	750	(78,843)	85,275	(164,118)
iTraxx Asia.XJ.IG Series 16 Version 1	1.00%	Deutsche Bank AG	12/20/16	USD	5,000	(67,622)	189,032	(256,654)
Transocean Worldwide, Inc.	1.00%	Goldman Sachs Bank USA	12/20/16	USD	4,250	(93,757)	(19,870)	(73,887)
Jaguar Land Rover Automotive PLC	5.00%	Credit Suisse International	3/20/17	EUR	760	(119,071)	(100,737)	(18,334)
Jaguar Land Rover Automotive PLC	5.00%	Credit Suisse International	3/20/17	EUR	760	(119,071)	(100,737)	(18,334)
Jaguar Land Rover Automotive PLC	5.00%	Credit Suisse International	3/20/17	EUR	720	(112,804)	(97,394)	(15,410)
Banca Monte dei Paschi di Siena SpA	5.00%	JPMorgan Chase Bank N.A.	3/20/17	EUR	1,550	(174,520)	142,397	(316,917)
Republic of Ireland	1.00%	Citibank N.A.	3/20/17	USD	3,000	(62,408)	307,656	(370,064)
Republic of Ireland	1.00%	Morgan Stanley Capital Services LLC	3/20/17	USD	7,500	(156,020)	782,658	(938,678)
Republic of Portugal	1.00%	Citibank N.A.	6/20/17	USD	6,450	24,201	1,281,467	(1,257,266)
CDX.NA.IG Series 18 Version 1	1.00%	Credit Suisse International	6/20/17	USD	86,815	(1,796,771)	(576)	(1,796,195)
People’s Republic of China	1.00%	Deutsche Bank AG	6/20/17	USD	7,225	(139,478)	69,209	(208,687)
Commonwealth of Australia	1.00%	UBS AG	6/20/17	USD	10,000	(255,755)	(22,069)	(233,686)
Peugeot SA	5.00%	BNP Paribas S.A.	9/20/17	EUR	2,890	(420,664)	233,991	(654,655)
Hitachi Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/17	JPY	500,000	(151,255)	(62,098)	(89,157)
Government of Japan	1.00%	HSBC Bank USA N.A.	12/20/17	USD	10,000	(268,398)	(85,361)	(183,037)
Finmeccanica SpA	5.00%	Bank of America N.A.	3/20/18	EUR	280	(51,775)	(18,706)	(33,069)
Deutsche Bank AG	1.00%	Barclays Bank PLC	3/20/18	EUR	4,800	(106,117)	(2,034)	(104,083)
Deutsche Bank AG	1.00%	Citibank N.A.	3/20/18	EUR	1,900	(42,004)	(1,615)	(40,389)
Finmeccanica SpA	5.00%	Credit Suisse International	3/20/18	EUR	100	(18,430)	(5,782)	(12,648)
Marks & Spencer PLC	1.00%	Credit Suisse International	3/20/18	EUR	2,000	(23,059)	76,835	(99,894)
Ricoh Co. Ltd.	1.00%	UBS AG	3/20/18	JPY	500,000	(160,203)	115,076	(275,279)
Republic of Ireland	1.00%	Bank of America N.A.	3/20/18	USD	1,200	(29,718)	33,038	(62,756)
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	USD	9,050	(83,089)	413,511	(496,600)
Republic of Korea	1.00%	Citibank N.A.	3/20/18	USD	6,650	(159,878)	(78,678)	(81,200)
Republic of Ireland	1.00%	Deutsche Bank AG	3/20/18	USD	1,400	(34,671)	38,544	(73,215)
AXA SA	1.00%	Barclays Bank PLC	6/20/18	EUR	6,680	(174,168)	144,391	(318,559)
AXA SA	1.00%	BNP Paribas S.A.	6/20/18	EUR	1,850	(48,236)	80,329	(128,565)
iTraxx Europe Series 9 3-6%	5.00%	Citibank N.A.	6/20/18	EUR	11,830	(1,435,656)	1,292,427	(2,728,083)
AXA SA	1.00%	Credit Suisse International	6/20/18	EUR	1,990	(51,886)	88,165	(140,051)
Finmeccanica SpA	5.00%	Credit Suisse International	6/20/18	EUR	380	(72,904)	(21,137)	(51,767)
Credit Agricole SA	3.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR	1,920	(251,712)	(73,520)	(178,192)
Société Générale SA	3.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR	1,920	(242,664)	(71,706)	(170,958)
Republic of France	0.25%	Barclays Bank PLC	6/20/18	USD	7,475	8,005	106,770	(98,765)
Republic of France	0.25%	Citibank N.A.	6/20/18	USD	8,090	8,663	130,873	(122,210)
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/18	USD	8,095	8,669	100,544	(91,875)
Pernod-Ricard SA	1.00%	Barclays Bank PLC	9/20/18	EUR	100	(3,130)	12	(3,142)
Pernod-Ricard SA	1.00%	Barclays Bank PLC	9/20/18	EUR	100	(3,130)	64	(3,194)
Pernod-Ricard SA	1.00%	Barclays Bank PLC	9/20/18	EUR	50	(1,565)	57	(1,622)
Peugeot SA	5.00%	Barclays Bank PLC	9/20/18	EUR	2,890	(455,752)	87,268	(543,020)
Peugeot SA	5.00%	BNP Paribas S.A.	9/20/18	EUR	3,890	(613,452)	117,464	(730,916)

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	OTC credit default swaps — buy protection outstanding as of June 30, 2014 were as follows: (continued)

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Pernod-Ricard SA	1.00%	JPMorgan Chase Bank N.A.	9/20/18	EUR	100	$(3,129)	$889	$(4,018)
iTraxx Financials Series 20 Version 1	1.00%	Barclays Bank PLC	12/20/18	EUR	9,590	(232,251)	(54,453)	(177,798)
iTraxx Financials Series 20 Version 1	1.00%	Citibank N.A.	12/20/18	EUR	20,560	(497,923)	(114,460)	(383,463)
People’s Republic of China	1.00%	Bank of America N.A.	12/20/18	USD	12,000	(201,415)	(75,477)	(125,938)
Marks & Spencer PLC	1.00%	Barclays Bank PLC	3/20/19	EUR	800	1,943	21,483	(19,540)
Koninklijke KPN NV	1.00%	Citibank N.A.	3/20/19	EUR	105	(1,283)	1,085	(2,368)
Koninklijke KPN NV	1.00%	Credit Suisse International	3/20/19	EUR	75	(917)	691	(1,608)
Banco Bilbao Vizcaya Argentaria SA	3.00%	Deutsche Bank AG	3/20/19	EUR	150	(20,460)	(13,040)	(7,420)
Koninklijke KPN NV	1.00%	Deutsche Bank AG	3/20/19	EUR	60	(734)	584	(1,318)
Tesco PLC	1.00%	Goldman Sachs International	3/20/19	EUR	50	(895)	(236)	(659)
Banco Bilbao Vizcaya Argentaria SA	3.00%	HSBC Bank PLC	3/20/19	EUR	260	(35,464)	(22,849)	(12,615)
Banco Bilbao Vizcaya Argentaria SA	3.00%	HSBC Bank PLC	3/20/19	EUR	185	(25,234)	(15,972)	(9,262)
Banco Bilbao Vizcaya Argentaria SA	3.00%	HSBC Bank PLC	3/20/19	EUR	105	(14,322)	(9,128)	(5,194)
JFE Holdings, Inc.	1.00%	Goldman Sachs International	3/20/19	JPY	1,000,000	(174,335)	(21,577)	(152,758)
Kawasaki Kisen Kaisha Ltd.	1.00%	Goldman Sachs International	3/20/19	JPY	277,000	48,493	62,283	(13,790)
Kawasaki Kisen Kaisha Ltd.	1.00%	Goldman Sachs International	3/20/19	JPY	223,000	51,242	52,753	(1,511)
People’s Republic of China	1.00%	Bank of America N.A.	3/20/19	USD	4,900	(74,405)	(22,852)	(51,553)
People’s Republic of China	1.00%	Barclays Bank PLC	3/20/19	USD	3,600	(54,665)	(13,950)	(40,715)
People’s Republic of China	1.00%	Barclays Bank PLC	3/20/19	USD	3,500	(53,147)	(13,167)	(39,980)
Kingdom of Thailand	1.00%	JPMorgan Chase Bank N.A.	3/20/19	USD	12,000	28,975	238,443	(209,468)
GDF Suez	1.00%	Bank of America N.A.	6/20/19	EUR	5,175	(177,139)	(164,853)	(12,286)
GKN Holdings PLC	1.00%	Bank of America N.A.	6/20/19	EUR	600	(9,959)	(5,460)	(4,499)
GKN Holdings PLC	1.00%	Barclays Bank PLC	6/20/19	EUR	725	(12,034)	(6,120)	(5,914)
Koninklijke KPN NV	1.00%	Barclays Bank PLC	6/20/19	EUR	11,915	(114,640)	48,838	(163,478)
GKN Holdings PLC	1.00%	BNP Paribas S.A.	6/20/19	EUR	1,005	(16,682)	(8,484)	(8,198)
Iberdrola SA	1.00%	BNP Paribas S.A.	6/20/19	EUR	2,080	(51,549)	(17,506)	(34,043)
GDF Suez	1.00%	Citibank N.A.	6/20/19	EUR	2,965	(101,492)	(86,456)	(15,036)
GKN Holdings PLC	1.00%	Citibank N.A.	6/20/19	EUR	930	(15,437)	(8,399)	(7,038)
Iberdrola SA	1.00%	Credit Suisse International	6/20/19	EUR	2,085	(51,673)	(18,765)	(32,908)
Koninklijke KPN NV	1.00%	Credit Suisse International	6/20/19	EUR	12,164	(117,178)	65,221	(182,399)
GDF Suez	1.00%	Deutsche Bank AG	6/20/19	EUR	2,960	(101,320)	(94,293)	(7,027)
Tesco PLC	1.00%	Deutsche Bank AG	6/20/19	EUR	3,060	(48,438)	(11,669)	(36,769)
Tesco PLC	1.00%	Deutsche Bank AG	6/20/19	EUR	3,050	(48,280)	(5,593)	(42,687)
Enel SpA	1.00%	JPMorgan Chase Bank N.A.	6/20/19	EUR	3,125	(59,086)	(28,124)	(30,962)
Gas Natural SDG SA	1.00%	JPMorgan Chase Bank N.A.	6/20/19	EUR	3,125	(78,506)	(28,354)	(50,152)
Koninklijke KPN NV	1.00%	JPMorgan Chase Bank N.A.	6/20/19	EUR	13,355	(128,494)	57,511	(186,005)
Nippon Yusen Kabushiki Kaisha	1.00%	JPMorgan Chase Bank N.A.	6/20/19	JPY	500,000	(113,191)	(66,373)	(46,818)
Federative Republic of Brazil	1.00%	Bank of America N.A.	6/20/19	USD	7,827	125,437	305,311	(179,874)
iTraxx Asia ex-Japan IG Series 21 Version 1	1.00%	Barclays Bank PLC	6/20/19	USD	12,500	20,153	162,548	(142,395)
Republic of Indonesia	1.00%	Barclays Bank PLC	6/20/19	USD	15,000	347,795	538,620	(190,825)
Federative Republic of Brazil	1.00%	Citibank N.A.	6/20/19	USD	7,600	121,799	344,738	(222,939)
MCDX.NA. Series 22 Version 1	1.00%	Citibank N.A.	6/20/19	USD	50,000	(721,383)	(515,400)	(205,983)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2014	47

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	OTC credit default swaps — buy protection outstanding as of June 30, 2014 were as follows: (concluded)

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
iTraxx Asia ex-Japan IG Series 21 Version 1	1.00%	Deutsche Bank AG	6/20/19	USD	12,500	$20,153	$154,783	$(134,630)
Valero Energy Corp.	1.00%	Deutsche Bank AG	6/20/19	USD	12,500	(148,686)	(69,204)	(79,482)
American International Group, Inc.	1.00%	Goldman Sachs International	6/20/19	USD	17,000	(420,990)	(215,399)	(205,591)
United Mexican States	1.00%	BNP Paribas S.A.	9/20/19	USD	38,373	(670,210)	(610,714)	(59,496)
Boeing Co.	1.00%	Credit Suisse International	9/20/19	USD	20,000	(730,575)	(706,525)	(24,050)
The Western Union Co.	1.00%	Credit Suisse International	9/20/19	USD	11,400	186,907	210,575	(23,668)
United Mexican States	1.00%	Deutsche Bank AG	9/20/19	USD	28,039	(489,720)	(477,404)	(12,316)
Republic of Korea	1.00%	JPMorgan Chase Bank N.A.	3/20/23	USD	10,000	(154,496)	16,185	(170,681)
ABX.HE.AAA Series 6-2	0.11%	Credit Suisse International	5/25/46	USD	19,689	3,851,728	5,176,535	(1,324,807)
Total						$(9,388,919)	$9,752,474	$(19,141,393)

•	OTC credit default swaps — sold protection outstanding as of June 30, 2014 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Norske Skogindustrier ASA	5.00%	Credit Suisse International	12/20/14	CCC+	EUR	2,960	$(40,624)	$(269,397)	$228,773
Banca Monte dei Paschi di Siena SpA	3.00%	BNP Paribas S.A.	9/20/16	Not Rated	EUR	950	34,962	(168,991)	203,953
Banca Monte dei Paschi di Siena SpA	5.00%	Deutsche Bank AG	9/20/16	Not Rated	EUR	750	73,429	(38,466)	111,895
Banca Monte dei Paschi di Siena SpA	3.00%	JPMorgan Chase Bank N.A.	9/20/16	Not Rated	EUR	750	27,602	(74,339)	101,941
CDX.NA.IG Series 18 Version 1	1.00%	Citibank N.A.	6/20/17	BBB+	USD	86,815	1,796,772	52,776	1,743,996
Ardagh Packaging Finance PLC	5.00%	Barclays Bank PLC	9/20/17	CCC+	EUR	540	65,032	(35,280)	100,312
Ardagh Packaging Finance PLC	5.00%	Credit Suisse International	9/20/17	CCC+	EUR	820	98,752	(55,051)	153,803
ThyssenKrupp AG	1.00%	Credit Suisse International	12/20/17	BB	EUR	2,300	(26,552)	(176,419)	149,867
ThyssenKrupp AG	1.00%	Goldman Sachs International	12/20/17	BB	EUR	1,100	(12,699)	(86,586)	73,887
ThyssenKrupp AG	1.00%	JPMorgan Chase Bank N.A.	12/20/17	BB	EUR	1,040	(12,006)	(81,863)	69,857
Ardagh Packaging Finance PLC	5.00%	Credit Suisse International	3/20/18	CCC+	EUR	830	96,818	7,386	89,432
Ardagh Packaging Finance PLC	5.00%	Deutsche Bank AG	3/20/18	CCC+	EUR	880	102,651	8,180	94,471
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	BBB	EUR	6,750	115,026	(310,882)	425,908
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	BBB	USD	105	964	(6,288)	7,252
Schaeffler Finance BV	5.00%	Barclays Bank PLC	3/20/18	B	EUR	1,000	185,433	36,197	149,236
Schaeffler Finance BV	5.00%	Barclays Bank PLC	3/20/18	B	EUR	990	183,579	46,104	137,475
Schaeffler Finance BV	5.00%	Credit Suisse International	3/20/18	B	EUR	990	183,579	46,104	137,475
Swiss Reinsurance Co. Ltd.	1.00%	Barclays Bank PLC	3/20/18	AA-	EUR	4,800	156,307	7,778	148,529
Swiss Reinsurance Co. Ltd.	1.00%	Citibank N.A.	3/20/18	AA-	EUR	1,900	61,871	2,527	59,344
ThyssenKrupp AG	1.00%	Credit Suisse International	3/20/18	BB	EUR	1,950	(33,679)	(125,591)	91,912
Aviva PLC	1.00%	Barclays Bank PLC	6/20/18	Not Rated	EUR	6,680	169,651	(134,958)	304,609
Aviva PLC	1.00%	BNP Paribas S.A.	6/20/18	Not Rated	EUR	1,850	46,984	(79,512)	126,496
Aviva PLC	1.00%	Credit Suisse International	6/20/18	Not Rated	EUR	1,990	50,539	(85,089)	135,628
Deutsche Bank AG	1.00%	Barclays Bank PLC	6/20/18	A	EUR	1,900	41,916	(5,084)	47,000
Muenchener Rueckversi-cherungs AG	1.00%	JPMorgan Chase Bank N.A.	6/20/18	AA-	EUR	4,220	156,451	29,853	126,598
RWE AG	1.00%	JPMorgan Chase Bank N.A.	6/20/18	BBB+	EUR	4,060	126,721	38,695	88,026
Schaeffler Finance BV	5.00%	Barclays Bank PLC	6/20/18	B	EUR	1,000	192,356	107,526	84,830
Techem GmbH	5.00%	Credit Suisse International	6/20/18	B+	EUR	2,280	358,683	175,722	182,961

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	OTC credit default swaps — sold protection outstanding as of June 30, 2014 were as follows: (continued)

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Tesco PLC	1.00%	Goldman Sachs International	6/20/18	BBB+	EUR	4,070	$93,614	$44,242	$49,372
ThyssenKrupp AG	1.00%	Barclays Bank PLC	6/20/18	BB	EUR	1,000	(23,151)	(63,675)	40,524
RWE AG	1.00%	Bank of America N.A.	9/20/18	BBB+	EUR	100	3,143	249	2,894
RWE AG	1.00%	Barclays Bank PLC	9/20/18	BBB+	EUR	100	3,143	(527)	3,670
RWE AG	1.00%	Barclays Bank PLC	9/20/18	BBB+	EUR	100	3,143	249	2,894
RWE AG	1.00%	Barclays Bank PLC	9/20/18	BBB+	EUR	50	1,571	47	1,524
ThyssenKrupp AG	1.00%	Bank of America N.A.	9/20/18	BB	EUR	567	(16,464)	(55,403)	38,939
Ardagh Packaging Finance PLC	5.00%	Credit Suisse International	12/20/18	CCC+	EUR	800	84,373	(10,503)	94,876
Bayerische Landesbank Gtd.	1.00%	Barclays Bank PLC	12/20/18	Not Rated	EUR	4,630	78,643	13,239	65,404
iTraxx Sub Financials Series 20 Version 1	5.00%	Barclays Bank PLC	12/20/18	BBB+	EUR	7,670	1,906,663	1,660,737	245,926
iTraxx Sub Financials Series 20 Version 1	5.00%	Citibank N.A.	12/20/18	BBB+	EUR	10,970	2,727,000	2,353,809	373,191
iTraxx Sub Financials Series 20 Version 1	5.00%	Deutsche Bank AG	12/20/18	BBB+	EUR	5,480	1,362,257	1,181,189	181,068
K. Hovnanian Enterprises, Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/18	CCC	USD	5,000	250,004	(102,595)	352,599
K. Hovnanian Enterprises, Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/18	CCC	USD	2,500	125,001	(61,362)	186,363
Norske Skogindustrier ASA	5.00%	Credit Suisse International	12/20/18	CCC+	EUR	610	(317,420)	(282,471)	(34,949)
Ardagh Packaging Finance PLC	5.00%	Citibank N.A.	3/20/19	CCC+	EUR	2,000	198,422	151,125	47,297
Banco Santander SA	3.00%	Deutsche Bank AG	3/20/19	BBB+	EUR	150	21,121	13,229	7,892
Banco Santander SA	3.00%	HSBC Bank PLC	3/20/19	BBB+	EUR	260	36,611	22,931	13,680
Banco Santander SA	3.00%	HSBC Bank PLC	3/20/19	BBB+	EUR	185	26,049	16,205	9,844
Banco Santander SA	3.00%	HSBC Bank PLC	3/20/19	BBB+	EUR	105	14,785	9,261	5,524
Best Buy Co., Inc.	5.00%	Credit Suisse International	3/20/19	BB	USD	10,000	1,184,008	775,293	408,715
Best Buy Co., Inc.	5.00%	Credit Suisse International	3/20/19	BB	USD	4,865	576,020	420,834	155,186
CNH Industrial NV	5.00%	Citibank N.A.	3/20/19	BB+	EUR	1,630	356,656	315,362	41,294
CNH Industrial NV	5.00%	Citibank N.A.	3/20/19	BB+	EUR	1,630	356,656	321,487	35,169
J Sainsbury PLC	1.00%	Goldman Sachs International	3/20/19	Not Rated	EUR	50	255	(373)	628
ThyssenKrupp AG	1.00%	Bank of America N.A.	3/20/19	BB	EUR	1,036	(45,960)	(97,527)	51,567
ThyssenKrupp AG	1.00%	Citibank N.A.	3/20/19	BB	EUR	1,036	(45,960)	(93,732)	47,772
ThyssenKrupp AG	1.00%	Goldman Sachs International	3/20/19	BB	EUR	22	(956)	(2,053)	1,097
ThyssenKrupp AG	1.00%	JPMorgan Chase Bank N.A.	3/20/19	BB	EUR	1,036	(45,961)	(91,287)	45,326
Transocean, Inc.	1.00%	Barclays Bank PLC	3/20/19	BBB-	USD	17,637	(210,887)	(327,918)	117,031
Transocean, Inc.	1.00%	Barclays Bank PLC	3/20/19	BBB-	USD	5,830	(69,708)	(135,715)	66,007
Transocean, Inc.	1.00%	BNP Paribas S.A.	3/20/19	BBB-	USD	5,000	(59,785)	(114,292)	54,507
Transocean, Inc.	1.00%	JPMorgan Chase Bank N.A.	3/20/19	BBB-	USD	14,570	(174,211)	(369,835)	195,624
Transocean, Inc.	1.00%	JPMorgan Chase Bank N.A.	3/20/19	BBB-	USD	14,320	(171,222)	(342,139)	170,917
Trionista Holdco GmbH	5.00%	Citibank N.A.	3/20/19	Not Rated	EUR	230	37,445	23,133	14,312
Advanced Micro Devices, Inc.	5.00%	Barclays Bank PLC	6/20/19	B	USD	6,070	433,890	310,246	123,644
Advanced Micro Devices, Inc.	5.00%	Barclays Bank PLC	6/20/19	B	USD	4,875	348,470	116,225	232,245
Advanced Micro Devices, Inc.	5.00%	Deutsche Bank AG	6/20/19	B	USD	9,745	696,583	226,605	469,978
Astaldi SpA	5.00%	Barclays Bank PLC	6/20/19	B+	EUR	308	35,460	5,978	29,482
Astaldi SpA	5.00%	Credit Suisse International	6/20/19	B+	EUR	775	89,226	39,951	49,275
Astaldi SpA	5.00%	Credit Suisse International	6/20/19	B+	EUR	462	53,190	3,499	49,691

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2014	49

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	OTC credit default swaps — sold protection outstanding as of June 30, 2014 were as follows: (continued)

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Astaldi SpA	5.00%	Credit Suisse International	6/20/19	B+	EUR	310	$35,690	$12,047	$23,643
Astaldi SpA	5.00%	Deutsche Bank AG	6/20/19	B+	EUR	302	34,814	12,633	22,181
Astaldi SpA	5.00%	Goldman Sachs International	6/20/19	B+	EUR	468	53,836	18,172	35,664
Barrick Gold Corp.	1.00%	JPMorgan Chase Bank N.A.	6/20/19	BBB	USD	10,675	(124,645)	(292,650)	168,005
Beazer Homes USA, Inc.	5.00%	Bank of America N.A.	6/20/19	CCC	USD	5,000	360,870	161,611	199,259
Beazer Homes USA, Inc.	5.00%	Bank of America N.A.	6/20/19	CCC	USD	3,200	230,956	141,883	89,073
Beazer Homes USA, Inc.	5.00%	Deutsche Bank AG	6/20/19	CCC	USD	3,100	223,740	120,617	103,123
Beazer Homes USA, Inc.	5.00%	Deutsche Bank AG	6/20/19	CCC	USD	1,800	129,914	73,847	56,067
Beazer Homes USA, Inc.	5.00%	Deutsche Bank AG	6/20/19	CCC	USD	1,300	93,826	59,337	34,489
Beazer Homes USA, Inc.	5.00%	Goldman Sachs International	6/20/19	CCC	USD	3,200	230,957	138,411	92,546
Beazer Homes USA, Inc.	5.00%	Goldman Sachs International	6/20/19	CCC	USD	1,900	137,131	76,308	60,823
Best Buy Co., Inc.	5.00%	Credit Suisse International	6/20/19	BB	USD	4,800	555,396	357,614	197,782
Best Buy Co., Inc.	5.00%	Goldman Sachs International	6/20/19	BB	USD	5,000	572,427	330,776	241,651
Best Buy Co., Inc.	5.00%	Morgan Stanley Capital Services LLC	6/20/19	BB	USD	1,500	173,562	168,538	5,024
Best Buy Co., Inc.	5.00%	UBS AG	6/20/19	BB	USD	3,500	404,977	279,203	125,774
Best Buy Co., Inc.	5.00%	UBS AG	6/20/19	BB	USD	1,700	196,703	128,617	68,086
Boyd Gaming Corp.	5.00%	Goldman Sachs International	6/20/19	Not Rated	USD	6,500	372,110	183,365	188,745
Boyd Gaming Corp.	5.00%	Goldman Sachs International	6/20/19	Not Rated	USD	3,500	200,367	131,185	69,182
British Telecommunications PLC	1.00%	Bank of America N.A.	6/20/19	BBB	EUR	6,220	196,886	160,192	36,694
British Telecommunications PLC	1.00%	HSBC Bank PLC	6/20/19	BBB	EUR	10,365	328,091	255,713	72,378
E. ON SE	1.00%	BNP Paribas S.A.	6/20/19	A-	EUR	2,080	61,317	29,847	31,470
E. ON SE	1.00%	JPMorgan Chase Bank N.A.	6/20/19	A-	EUR	3,125	92,122	46,679	45,443
Hochtief AG	5.00%	Citibank N.A.	6/20/19	Not Rated	EUR	460	88,296	66,449	21,847
Hochtief AG	5.00%	Credit Suisse International	6/20/19	Not Rated	EUR	3,070	589,283	452,942	136,341
Hochtief AG	5.00%	Credit Suisse International	6/20/19	Not Rated	EUR	1,005	192,908	153,378	39,530
Hochtief AG	5.00%	Credit Suisse International	6/20/19	Not Rated	EUR	1,005	192,909	154,741	38,168
iTraxx Financials Series 21 Version 1	1.00%	Citibank N.A.	6/20/19	A	EUR	9,820	226,198	19,750	206,448
J Sainsbury PLC	1.00%	Deutsche Bank AG	6/20/19	Not Rated	EUR	3,060	4,857	(30,460)	35,317
J Sainsbury PLC	1.00%	Deutsche Bank AG	6/20/19	Not Rated	EUR	3,050	4,842	(36,344)	41,186
K. Hovnanian Enterprises, Inc.	5.00%	Bank of America N.A.	6/20/19	CCC	USD	4,865	174,875	87,853	87,022
K. Hovnanian Enterprises, Inc.	5.00%	Goldman Sachs International	6/20/19	CCC	USD	6,300	226,457	9,202	217,255
K. Hovnanian Enterprises, Inc.	5.00%	JPMorgan Chase Bank N.A.	6/20/19	CCC	USD	3,100	111,432	(1,683)	113,115
K. Hovnanian Enterprises, Inc.	5.00%	JPMorgan Chase Bank N.A.	6/20/19	CCC	USD	2,600	93,458	12,870	80,588
MCDX.NA. Series 12	1.00%	Citibank N.A.	6/20/19	AA	USD	50,000	(305,592)	(375,149)	69,557
Rexel SA	5.00%	Citibank N.A.	6/20/19	BB	EUR	1,000	168,856	138,779	30,077
Rexel SA	5.00%	Citibank N.A.	6/20/19	BB	EUR	765	129,175	110,310	18,865
Rexel SA	5.00%	Citibank N.A.	6/20/19	BB	EUR	310	52,345	44,801	7,544
Rexel SA	5.00%	Deutsche Bank AG	6/20/19	BB	EUR	765	129,175	114,377	14,798
RWE AG	1.00%	Credit Suisse International	6/20/19	BBB+	EUR	2,080	60,537	26,942	33,595
RWE AG	1.00%	JPMorgan Chase Bank N.A.	6/20/19	BBB+	EUR	3,125	90,951	40,709	50,242
Teck Resources Ltd.	1.00%	Barclays Bank PLC	6/20/19	BBB	USD	5,000	(64,967)	(180,980)	116,013

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	OTC credit default swaps — sold protection outstanding as of June 30, 2014 were as follows: (concluded)

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Transocean, Inc.	1.00%	Barclays Bank PLC	6/20/19	BBB-	USD	12,685	$(218,996)	$(375,544)	$156,548
Transocean, Inc.	1.00%	Barclays Bank PLC	6/20/19	BBB-	USD	10,555	(182,223)	(313,926)	131,703
Transocean, Inc.	1.00%	Citibank N.A.	6/20/19	BBB-	USD	7,090	(122,403)	(195,052)	72,649
Transocean, Inc.	1.00%	Goldman Sachs International	6/20/19	BBB-	USD	10,030	(173,159)	(312,851)	139,692
Transocean, Inc.	1.00%	Goldman Sachs International	6/20/19	BBB-	USD	1,550	(26,760)	(48,280)	21,520
TUI AG	5.00%	Barclays Bank PLC	6/20/19	B	EUR	395	84,947	66,351	18,596
TUI AG	5.00%	Citibank N.A.	6/20/19	B	EUR	1,020	219,359	173,344	46,015
TUI AG	5.00%	Credit Suisse International	6/20/19	B	EUR	1,020	219,359	173,422	45,937
TUI AG	5.00%	Credit Suisse International	6/20/19	B	EUR	985	211,831	166,815	45,016
TUI AG	5.00%	JPMorgan Chase Bank N.A.	6/20/19	B	EUR	1,020	219,359	178,560	40,799
TUI AG	5.00%	JPMorgan Chase Bank N.A.	6/20/19	B	EUR	590	126,884	101,114	25,770
Vodafone Group PLC	1.00%	Bank of America N.A.	6/20/19	A-	EUR	9,115	286,430	221,944	64,486
Vodafone Group PLC	1.00%	Barclays Bank PLC	6/20/19	A-	EUR	11,845	372,217	284,158	88,059
Vodafone Group PLC	1.00%	Citibank N.A.	6/20/19	A-	EUR	8,605	270,403	268,690	1,713
Vodafone Group PLC	1.00%	Morgan Stanley Capital Services LLC	6/20/19	A-	EUR	10,305	323,824	258,458	65,366
Advanced Micro Devices, Inc.	5.00%	Barclays Bank PLC	9/20/19	B	USD	6,300	418,419	392,679	25,740
Beazer Homes USA, Inc.	5.00%	Deutsche Bank AG	9/20/19	CCC	USD	5,000	330,881	318,122	12,759
British Sky Broadcasting Group PLC	1.00%	Credit Suisse International	9/20/19	BBB+	EUR	8,115	7,778	53,974	(46,196)
British Sky Broadcasting Group PLC	1.00%	Credit Suisse International	9/20/19	BBB+	EUR	4,465	4,280	21,634	(17,354)
K. Hovnanian Enterprises, Inc.	5.00%	Deutsche Bank AG	9/20/19	CCC	USD	5,000	142,760	115,431	27,329
Transocean, Inc.	1.00%	Barclays Bank PLC	9/20/19	BBB-	USD	6,300	2,275	(148,770)	151,045
Glencore International AG	1.00%	BNP Paribas S.A.	6/20/21	BBB	EUR	1,050	(82,077)	(131,001)	48,924
Glencore International AG	1.00%	Citibank N.A.	6/20/21	BBB	EUR	2,100	(164,154)	(269,681)	105,527
Republic of France	0.25%	Barclays Bank PLC	6/20/23	AA	USD	4,575	(160,926)	(317,796)	156,870
Republic of France	0.25%	Citibank N.A.	6/20/23	AA	USD	4,940	(173,765)	(362,388)	188,623
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/23	AA	USD	4,935	(173,589)	(336,385)	162,796
CMBX.NA Series 7 A	2.00%	Goldman Sachs International	1/17/47	A-	USD	4,191	66,703	69,638	(2,935)
CMBX.NA Series 7 AAA	0.50%	Barclays Bank PLC	1/17/47	AAA	USD	8,169	(192,208)	(222,432)	30,224
CMBX.NA Series 7 AAA	0.50%	Deutsche Bank AG	1/17/47	AAA	USD	8,400	(197,644)	(298,091)	100,447
CMBX.NA Series 7 AAA	0.50%	Goldman Sachs International	1/17/47	AAA	USD	10,845	(255,173)	(409,042)	153,869
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB	USD	1,925	(85,767)	(279,760)	193,993
CMBX.NA Series 6 A	2.00%	Citibank N.A.	5/11/63	A	USD	8,635	183,881	42,580	141,301
CMBX.NA Series 6 A	2.00%	Goldman Sachs International	5/11/63	A	USD	8,330	177,387	75,907	101,480
Total							$22,309,410	$7,063,024	$15,246,386

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.
	BLACKROCK FUNDS II	JUNE 30, 2014	51

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	OTC interest rate swaps outstanding as of June 30, 2014 were as follows:

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
10.84%[1]	1-day BZDIOVER	Deutsche Bank AG	N/A	7/01/14	BRL	3,147,277	$(120,424)	$3,121	$(123,545)
12.05%[2]	1-day BZDIOVER	Credit Suisse International	N/A	1/04/16	BRL	272,780	2,114,187	(7,339)	2,121,526
11.87%[2]	1-day BZDIOVER	Deutsche Bank AG	N/A	1/04/16	BRL	243,551	1,399,303	(12,923)	1,412,226
11.77%[2]	1-day BZDIOVER	Deutsche Bank AG	N/A	1/04/16	BRL	226,101	1,642,446	(80,889)	1,723,335
11.76%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/04/16	BRL	245,043	1,167,620	(4,891)	1,172,511
11.83%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/04/16	BRL	241,715	1,383,230	(10,394)	1,393,624
11.22%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/04/16	BRL	215,642	91,669	(2,206)	93,875
11.91%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/04/16	BRL	105,877	687,706	(2,475)	690,181
7.08%[2]	3-month JIBAR	JPMorgan Chase Bank N.A.	5/14/15[3]	5/14/16	ZAR	1,470,875	(161,416)	—	(161,416)
7.09%[2]	3-month JIBAR	Deutsche Bank AG	5/15/15[3]	5/15/16	ZAR	1,470,865	(149,313)	—	(149,313)
7.05%[2]	3-month JIBAR	HSBC Bank USA N.A.	5/23/15[3]	5/23/16	ZAR	1,400,000	(205,175)	—	(205,175)
7.27%[2]	3-month JIBAR	JPMorgan Chase Bank N.A.	6/30/15[3]	6/30/16	ZAR	2,083,950	—	—	—
11.59%[2]	1-day BZDIOVER	Bank of America N.A.	N/A	1/02/17	BRL	96,235	83,805	(3,670)	87,475
11.34%[2]	1-day BZDIOVER	Barclays Bank PLC	N/A	1/02/17	BRL	89,546	(185,666)	(1,199)	(184,467)
11.50%[2]	1-day BZDIOVER	Credit Suisse International	N/A	1/02/17	BRL	61,975	(890)	(1,066)	176
11.51%[2]	1-day BZDIOVER	Deutsche Bank AG	N/A	1/02/17	BRL	175,783	(11,315)	(3,039)	(8,276)
11.49%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/02/17	BRL	80,218	(26,837)	(1,350)	(25,487)
3.63%[1]	6-month WIBOR	JPMorgan Chase Bank N.A.	N/A	3/27/19	PLN	187,070	(2,195,211)	—	(2,195,211)
3.24%[1]	6-month WIBOR	Deutsche Bank AG	N/A	5/29/19	PLN	40,000	(187,248)	—	(187,248)
4.04%[1]	7-day China Fixing Repo Rates	Barclays Bank PLC	N/A	6/27/19	CNY	268,307	100,413	1,441	98,972
4.05%[1]	7-day China Fixing Repo Rates	Barclays Bank PLC	N/A	6/27/19	CNY	179,962	58,140	—	58,140
4.04%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	N/A	6/30/19	CNY	170,716	51,627	158	51,469
4.03%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	N/A	6/30/19	CNY	130,440	65,199	—	65,199
4.04%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	N/A	6/30/19	CNY	94,760	38,733	—	38,733
4.05%[1]	7-day China Fixing Repo Rates	Morgan Stanley Capital Services LLC	N/A	6/30/19	CNY	176,688	58,225	165	58,060
3.27%[1]	3-month LIBOR	Deutsche Bank AG	N/A	5/16/21	USD	5,230	(402,463)	—	(402,463)
5.41%[1]	6-month BUBOR	Goldman Sachs International	N/A	12/16/23	HUF	6,001,275	(4,450,544)	—	(4,450,544)
5.38%[1]	6-month BUBOR	JPMorgan Chase Bank N.A.	N/A	2/19/24	HUF	2,000,000	(1,285,727)	—	(1,285,727)
Total							$(439,926)	$(126,556)	$(313,370)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

[3]	Forward swap.

See Notes to Financial Statements.
52	BLACKROCK FUNDS II	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	OTC total return swaps outstanding as of June 30, 2014 were as follows:

Reference Entity	Fixed Rate (Amount)/ Floating Rate	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
iBoxx GBP Corporate Index	3-month LIBOR[1]	JPMorgan Chase Bank N.A.	9/20/14	GBP	20,880	$597,427	—	$597,427
Telecom Italia SpA	3-month EURIBOR minus 0.25%[2]	JPMorgan Chase Bank N.A.	11/08/14	EUR	6,557	(2,226,108)	—	(2,226,108)
Repsol SA	3-month EURIBOR minus 0.50%[2]	Citibank N.A.	11/12/14	EUR	275	(572,550)	—	(572,550)
iBoxx GBP Corporate Index	3-month LIBOR[1]	JPMorgan Chase Bank N.A.	12/20/14	GBP	77,440	36,436	—	36,436
Repsol SA	3-month EURIBOR minus 0.50%[2]	Citibank N.A.	1/19/15	EUR	7	(200,694)	—	(200,694)
UniCredit SpA	3-month EURIBOR plus 0.10%[2]	Bank of America N.A.	1/21/15	EUR	328	(76,953)	—	(76,953)
Volkswagen AG	3-month EURIBOR minus 0.25%[2]	BNP Paribas S.A.	1/30/15	EUR	12	(27,251)	—	(27,251)
Volkswagen AG	3-month EURIBOR minus 0.25%[2]	BNP Paribas S.A.	1/30/15	EUR	10	7,239	—	7,239
Volkswagen AG	3-month EURIBOR minus 0.25%[2]	BNP Paribas S.A.	2/02/15	EUR	20	(28,347)	—	(28,347)
Volkswagen AG	3-month EURIBOR minus 0.10%[2]	JPMorgan Chase Bank N.A.	4/02/15	EUR	55	2,494	—	2,494
Volkswagen AG	3-month EURIBOR minus 0.10%[2]	JPMorgan Chase Bank N.A.	4/02/15	EUR	38	(5,579)	—	(5,579)
Volkswagen AG	3-month EURIBOR minus 0.10%[2]	JPMorgan Chase Bank N.A.	4/02/15	EUR	22	20,152	—	20,152
Volkswagen AG	3-month EURIBOR minus 0.10%[2]	JPMorgan Chase Bank N.A.	4/02/15	EUR	2	25,067	—	25,067
Banco Santander SA	3-month EURIBOR minus 0.30%[2]	Bank of America N.A.	4/09/15	EUR	383	(245,342)	—	(245,342)
Telecom Italia SpA	3-month EURIBOR minus 0.40%[2]	Citibank N.A.	5/04/15	EUR	4,186	85,451	—	85,451
Telecom Italia SpA	3-month EURIBOR minus 0.40%[2]	Citibank N.A.	5/07/15	EUR	4,214	86,089	—	86,089
Volkswagen AG	3-month EURIBOR minus 0.20%[2]	Bank of America N.A.	5/22/15	EUR	28	(25,821)	—	(25,821)
Volkswagen AG	3-month EURIBOR minus 0.40%[2]	Bank of America N.A.	5/22/15	EUR	28	(738)	—	(738)
Telecom Italia SpA	3-month EURIBOR minus 0.25%[2]	BNP Paribas S.A.	6/11/15	EUR	584	59,130	—	59,130
Telecom Italia SpA	3-month EURIBOR minus 0.25%[2]	BNP Paribas S.A.	6/12/15	EUR	1,553	159,442	—	159,442
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Bank of America N.A.	1/12/41	USD	13,264	(7,488)	$20,725	(28,213)

See Notes to Financial Statements.
	BLACKROCK FUNDS II	JUNE 30, 2014	53

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	OTC total return swaps outstanding as of June 30, 2014 were as follows: (continued)

Reference Entity	Fixed Rate (Amount)/ Floating Rate	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Bank of America N.A.	1/12/41	USD	13,127	$(7,412)	$(12,307)	$4,895
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Bank of America N.A.	1/12/41	USD	12,854	(7,257)	(8,214)	957
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Citibank N.A.	1/12/41	USD	25,935	(14,643)	19,421	(34,064)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Citibank N.A.	1/12/41	USD	25,525	(14,411)	(27,752)	13,341
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Citibank N.A.	1/12/41	USD	25,160	(14,206)	(88,200)	73,994
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Citibank N.A.	1/12/41	USD	25,023	(14,128)	(39,062)	24,934
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Citibank N.A.	1/12/41	USD	21,423	(12,095)	54,281	(66,376)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Credit Suisse International	1/12/41	USD	27,166	15,338	(11,480)	26,818
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	1/12/41	USD	26,892	(15,184)	(72,194)	57,010
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	1/12/41	USD	26,573	(15,004)	41,520	(56,524)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Credit Suisse International	1/12/41	USD	26,026	14,695	(25,974)	40,669
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	1/12/41	USD	26,026	(14,695)	(14,585)	(110)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	1/12/41	USD	25,889	(14,618)	(209,589)	194,971
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Credit Suisse International	1/12/41	USD	13,947	7,875	11,293	(3,418)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	1/12/41	USD	13,765	(7,772)	(94,678)	86,906
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	1/12/41	USD	13,765	(7,772)	2,252	(10,024)

See Notes to Financial Statements.
54	BLACKROCK FUNDS II	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	OTC total return swaps outstanding as of June 30, 2014 were as follows: (continued)

Reference Entity	Fixed Rate (Amount)/ Floating Rate	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	1/12/41	USD	13,583	$(7,669)	$(44,953)	$37,284
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	1/12/41	USD	13,537	(7,643)	43,891	(51,534)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Credit Suisse International	1/12/41	USD	13,264	7,489	(46,536)	54,025
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	1/12/41	USD	13,264	(7,488)	20,725	(28,213)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	1/12/41	USD	12,899	(7,283)	32,248	(39,531)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	1/12/41	USD	12,854	(7,257)	48	(7,305)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	1/12/41	USD	12,626	(7,129)	75,055	(82,184)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Deutsche Bank AG	1/12/41	USD	26,528	14,978	(59,913)	74,891
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Deutsche Bank AG	1/12/41	USD	13,264	7,488	(25,812)	33,300
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Goldman Sachs Bank USA	1/12/41	USD	33,684	(19,018)	(218,898)	199,880
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Goldman Sachs Bank USA	1/12/41	USD	27,302	(15,415)	(106,275)	90,860
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Goldman Sachs Bank USA	1/12/41	USD	13,355	(7,540)	20,867	(28,407)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Goldman Sachs Bank USA	1/12/41	USD	13,264	7,489	(42,391)	49,880
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Goldman Sachs Bank USA	1/12/41	USD	13,081	7,386	(17,143)	24,529
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	JPMorgan Chase Bank N.A.	1/12/41	USD	25,023	(14,128)	38,389	(52,517)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	JPMorgan Chase Bank N.A.	1/12/41	USD	19,144	(10,808)	76,822	(87,630)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2014	55

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	OTC total return swaps outstanding as of June 30, 2014 were as follows: (continued)

Reference Entity	Fixed Rate (Amount)/ Floating Rate	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	JPMorgan Chase Bank N.A.	1/12/41	USD	13,674	$(7,721)	$23,502	$(31,223)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	JPMorgan Chase Bank N.A.	1/12/41	USD	13,628	(7,694)	(32,327)	24,633
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	JPMorgan Chase Bank N.A.	1/12/41	USD	13,081	(7,386)	(51,470)	44,084
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	1/12/41	USD	13,251	(1,913)	69,408	(71,321)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Deutsche Bank AG	1/12/41	USD	26,585	(3,839)	106,015	(109,854)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Credit Suisse International	2/12/41	USD	13,264	7,489	1,743	5,746
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Credit Suisse International	2/12/41	USD	13,218	7,463	1,737	5,726
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Goldman Sachs Bank USA	2/12/41	USD	13,264	—	13,094	(13,094)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	2/12/41	USD	13,293	(1,920)	17,270	(19,190)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	2/12/41	USD	13,251	(1,913)	13,076	(14,989)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Goldman Sachs Bank USA	2/12/41	USD	13,293	—	(3,567)	3,567
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	1/12/44	USD	26,786	(65,374)	2,947	(68,321)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Credit Suisse International	1/12/44	USD	26,786	65,373	94,933	(29,560)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Credit Suisse International	1/12/44	USD	13,967	34,087	146,272	(112,185)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Credit Suisse International	1/12/44	USD	13,776	33,621	21,431	12,190
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Credit Suisse International	1/12/44	USD	13,584	33,153	59,818	(26,665)

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	OTC total return swaps outstanding as of June 30, 2014 were as follows: (concluded)

Reference Entity	Fixed Rate (Amount)/ Floating Rate	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	1/12/44	USD	13,489	$(32,920)	$(29,892)	$(3,028)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Credit Suisse International	1/12/44	USD	13,106	31,986	(38,908)	70,894
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Credit Suisse International	1/12/44	USD	13,106	31,986	51,401	(19,415)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Credit Suisse International	1/12/44	USD	13,106	31,986	63,688	(31,702)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Credit Suisse International	1/12/44	USD	13,010	31,753	36,568	(4,815)
Total						$(2,347,564)	$(141,680)	$(2,205,884)

[1]	Fund receives the total return of the reference entity and pays the fixed rate. Net payment made at termination.

[2]	Fund pays the total return of the reference entity and receives the floating rate. Net payment made at termination.

[3]	Fund pays the floating rate and receives the total return of the reference entity.

[4]	Fund pays the total return of the reference entity and receives the floating rate.

•	OTC total return — variance swaps outstanding as of June 30, 2014 were as follows:

Index	Variance Strike Price		Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
EURO STOXX 50 Index	EUR	460.10	BNP Paribas S.A.	3/20/15	EUR	3	$(787,810)	—	$(787,810)
S&P 500 Index	USD	336.72	BNP Paribas S.A.	3/20/15	USD	5	697,905	—	697,905
Total							$(89,905)	—	$(89,905)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to the Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2014	57

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$1,754,044,099	$564,076,716	$2,318,120,815
Common Stocks	$164,475,781	19,633,956	—	184,109,737
Corporate Bonds	—	3,553,596,677	19,547,281	3,573,143,958
Floating Rate Loan Interests	—	167,978,030	49,357,892	217,335,922
Foreign Agency Obligations	—	167,031,717	—	167,031,717
Foreign Government Obligations	—	1,682,044,615	—	1,682,044,615
Non-Agency Mortgage-Backed Securities	—	1,417,101,959	289,739,819	1,706,841,778
Preferred Securities	109,487,109	530,115,769	—	639,602,878
Taxable Municipal Bonds	—	848,569,757	—	848,569,757
U.S. Government Sponsored Agency Securities	—	8,393,015,898	154,683,736	8,547,699,634
U.S. Treasury Obligations	—	4,835,730,228	—	4,835,730,228
Warrants	889,640	—	117,270	1,006,910
Short-Term Securities:
Borrowed Bond Agreements	—	605,273,625	—	605,273,625
Foreign Agency Obligations	—	206,312,175	—	206,312,175
Money Market Funds	24,349,530	—	—	24,349,530
Options Purchased:
Equity Contracts	31,964,843	3,137,361	—	35,102,204
Foreign Currency Exchange Contracts	—	2,525,879	—	2,525,879
Interest Rate Contracts	10,906,164	3,437,107	—	14,343,271
Unfunded Loan Commitments	—	19,360	—	19,360
Liabilities:
Investments:
Investments Sold Short	—	(42,426,392)	—	(42,426,392)
TBA Sale Commitments	—	(6,006,086,078)	—	(6,006,086,078)
Borrowed Bonds	—	(608,947,153)	—	(608,947,153)
Total	$342,073,067	$17,532,108,589	$1,077,522,714	$18,951,704,370

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$16,501,751	—	$16,501,751
Equity contracts	$1,182,153	1,142,969	—	2,325,122
Foreign currency exchange contracts	—	37,161,474	—	37,161,474
Interest rate contracts	17,479,301	16,181,709	—	33,661,010
Liabilities:			—
Credit contracts	—	(26,363,201)	—	(26,363,201)
Equity contracts	(4,060,829)	(4,202,481)	—	(8,263,310)
Foreign currency exchange contracts	—	(38,955,596)	—	(38,955,596)
Interest rate contracts	(30,096,020)	(27,938,547)	—	(58,034,567)
Total	$(15,495,395)	$(26,471,922)	—	$(41,967,317)

[1]

Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	JUNE 30, 2014

Consolidated Schedule of Investments (concluded)	BlackRock Strategic Income Opportunities Portfolio

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of June 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$915,398,881	—	—	$915,398,881
Foreign currency at value	53,785,897	—	—	53,785,897
Cash pledged for financial futures contracts	121,455,000	—	—	121,455,000
Cash pledged for centrally cleared swaps	39,560,000	—	—	39,560,000
Cash pledged as collateral for borrowed bond agreements	8,030,945	—	—	8,030,945
Cash pledged as collateral for OTC derivatives	6,466,700	—	—	6,466,700
Liabilities:
Reverse repurchase agreements	—	$(1,688,549,873)	—	(1,688,549,873)
Cash received as collateral for TBA commitments	—	(2,870,000)	—	(2,870,000)
Cash received as collateral for OTC derivatives	—	(12,729,000)	—	(12,729,000)
Total	$1,144,697,423	$(1,704,148,873)	—	$(559,451,450)

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2014.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	U.S. Government Sponsored Agency Securities	Warrants	Total
Assets:
Opening Balance, as of December 31, 2013	$544,025,237	$49,988,714	$16,926,346	$235,031,974	—	$135,410	$846,107,681
Transfers into Level 3	18,937,268	—	6,558,921	—	—	—	25,496,189
Transfers out of Level 3[2]	(255,736,946)	—	(2,996,175)	(68,625,066)	—	—	(327,358,187)
Accrued discounts/premiums	325,069	6,141	(29,918)	219,983	$(76,979)	—	444,296
Net realized gain (loss)	2,313,019	658,911	10,833	219,829	(90,836)	—	3,111,756
Net change in unrealized appreciation/depreciation[3,4]	2,449,167	810,478	(95,828)	1,978,907	2,236,389	(18,140)	7,360,973
Purchases	513,085,743	2,053,583	31,924,375	134,268,778	154,286,313	—	835,618,792
Sales	(261,321,841)	(33,970,546)	(2,940,662)	(13,354,586)	(1,671,151)	—	(313,258,786)
Closing Balance, as of June 30, 2014	$564,076,716	$19,547,281	$49,357,892	$289,739,819	$154,683,736	$117,270	$1,077,522,714

Net change in unrealized appreciation/depreciation on investments still held at June 30, 2014[4]	$(702,994)	$1,218,579	$(95,828)	$2,001,390	$2,236,389	$(18,140)	$4,639,396

[2]

As of December 31, 2013, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2014, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $327,358,187 transferred from Level 3 to Level 2 in the disclosure hierarchy.

3	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

4	Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at June 30, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2014	59

Statements of Assets and Liabilities

June 30, 2014 (Unaudited)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio[1]

Assets
Investments at value — unaffiliated[2]	$65,617,803	$25,584,795,103
Investments at value — affiliated[3]	1,989,358	24,349,530
Cash	—	915,398,881
Cash pledged as collateral for borrowed bond agreements	—	8,030,945
Cash pledged as collateral for OTC derivatives	3,000,000	6,466,700
Cash pledged for financial futures contracts	207,000	121,455,000
Cash pledged for centrally cleared swaps	—	39,560,000
Foreign currency at value[4]	2,580,823	53,785,897
Variation margin receivable on financial futures contracts	210	3,003,573
Investments sold receivable	—	1,617,238,365
TBA sale commitments receivable	—	5,964,572,248
Swap premiums paid	681,686	31,172,766
Unrealized appreciation on forward foreign currency exchange contracts	178,606	37,161,474
Unrealized appreciation on OTC swaps	1,804,457	27,446,138
Unrealized appreciation on unfunded loan commitments	—	19,360
Capital shares sold receivable	68,288	135,510,095
Interest receivable	1,575,480	90,169,851
Receivable from Manager	733	—
Dividends receivable — unaffiliated	—	2,438,265
Prepaid expenses	37,295	192,591

Total assets	77,741,739	34,662,766,782

Liabilities
Bank overdraft	86,937	—
Options written at value[5]	218,577	12,900,991
Investments sold short at value[6]	—	42,426,392
Borrowed bonds at value[7]	—	608,947,153
TBA sale commitments at value[8]	—	6,006,086,078
Reverse repurchase agreements	—	1,688,549,873
Cash received as collateral for OTC derivatives	600,000	12,729,000
Cash received as collateral for TBA commitments	—	2,870,000
Variation margin payable on financial futures contracts	19,558	5,715,640
Variation margin payable on centrally cleared swaps	—	1,878,707
Investments purchased payable	—	8,622,965,263
Swap premiums received	2,328,466	14,625,504
Unrealized depreciation on forward foreign currency exchange contracts	551,208	36,752,635
Unrealized depreciation on OTC swaps	2,587,126	33,950,304
Interest expense payable	—	6,310,212
Income dividends payable	103,264	8,471,371
Capital shares redeemed payable	83,222	21,990,641
Service and distribution fees payable	10,904	1,586,691
Investment advisory fees payable	21,140	7,957,000
Other affiliates payable	3,017	960,644
Officer’s and Trustees’ fees payable	2,371	26,811
Other accrued expenses payable	104,465	3,277,089

Total liabilities	6,720,255	17,140,977,999

Net Assets	$71,021,484	$17,521,788,783

Net Assets Consist of
Paid-in capital	$88,693,508	$17,109,266,409
Undistributed (distributions in excess of) net investment income	(1,608,839)	565,350
Accumulated net realized loss	(17,552,827)	178,385,487
Net unrealized appreciation/depreciation	1,489,642	233,571,537

Net Assets	$71,021,484	$17,521,788,783

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$62,842,297	$25,272,871,800
[3] Investments at cost — affiliated	$1,989,358	$24,349,530
[4] Foreign currency at cost	$2,597,137	$53,101,920
[5] Premiums received	$197,260	$31,943,246
[6] Proceeds from investments sold short	—	$42,127,085
[7] Proceeds received from borrowed bond agreements	—	$582,068,398
[8] Proceeds from TBA sale commitments	—	$5,964,572,248

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	JUNE 30, 2014

Statements of Assets and Liabilities (concluded)

June 30, 2014 (Unaudited)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio[1]

Net Asset Value
BlackRock
Net assets	$17,349,784	—

Shares outstanding[9]	1,946,483	—

Net asset value	$8.91	—

Institutional
Net assets	$29,678,347	$12,373,561,488

Shares outstanding[9]	3,328,465	1,193,413,690

Net asset value	$8.92	$10.37

Investor A
Net assets	$15,481,963	$4,206,939,215

Shares outstanding[9]	1,737,617	405,738,982

Net asset value	$8.91	$10.37

Investor C
Net assets	$8,511,390	$941,288,080

Shares outstanding[9]	955,219	90,857,376

Net asset value	$8.91	$10.36

[9]	Unlimited number of shares authorized, $ 0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2014	61

Statements of Operations

Six Months Ended June 30, 2014 (Unaudited)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio[1]

Investment Income
Interest	$3,115,284	$227,491,859
Dividends — unaffiliated	—	9,382,017
Dividends — affiliated	884	3,426,648
Foreign taxes withheld	—	(25,547)

Total income	3,116,168	240,274,977

Expenses
Investment advisory	252,461	32,967,211
Service and distribution — class specific	65,691	8,871,692
Professional	63,775	149,566
Administration	31,557	3,997,644
Administration — class specific	10,541	571,876
Transfer agent — class specific	54,761	5,154,783
Registration	35,922	674,936
Custodian	63,367	593,686
Officer and Trustees	8,852	92,163
Printing	4,500	101,309
Miscellaneous	9,861	128,620
Recoupment of past waived fees — class specific	5,424	1,605,844

Total expenses excluding interest expense	606,712	54,909,330
Interest expense[2]	—	9,924,640

Total expenses	606,712	64,833,970
Less administration fees waived — class specific	(4,920)	(70,289)
Less transfer agent fees waived — class specific	(676)	(2,453)
Less transfer agent fees reimbursed — class specific	(17,279)	(331,965)
Less fees waived by Manager	(111,298)	(634,576)

Total expenses after fees waived and/or reimbursed	472,539	63,794,687

Net investment income	2,643,629	176,480,290

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(6,566,188)	339,609,444
Investments — affiliated	—	5,365,740
Options written	—	11,867,732
Financial futures contracts	319,623	(70,238,687)
Swaps	(2,506,657)	(30,406,327)
Foreign currency transactions	(3,199,428)	(57,037,237)
Investments sold short	—	363,922
Borrowed bonds	—	(9,199,431)

	(11,952,650)	190,325,156

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	9,562,872	138,434,190
Investments — affiliated	—	(2,688,488)
Options written	(21,317)	26,176,819
Financial futures contracts	(112,800)	(49,416,593)
Swaps	(782,669)	(18,008,271)
Foreign currency translations	57,646	23,938,834
Unfunded loan commitments	—	19,360
Investments sold short	—	(585,327)
Borrowed bonds	—	(29,871,607)

	8,703,732	87,998,917

Total realized and unrealized gain (loss)	(3,248,918)	278,324,073

Net Increase (Decrease) in Net Assets Resulting from Operations	$(605,289)	$454,804,363

[1]	Consolidated Statement of Operations.

[2]	See Note 8 of the Notes to Financial Statements for details of short-term borrowings.

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	JUNE 30, 2014

Statements of Changes in Net Assets

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio		BlackRock Strategic Income Opportunities Portfolio[1]
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$2,643,629	$5,100,143	$176,480,290	$169,483,984
Net realized gain (loss)	(11,952,650)	(11,214,170)	190,325,156	17,245,315
Net change in unrealized appreciation/depreciation	8,703,732	(9,499,575)	87,998,917	52,929,879

Net increase (decrease) in net assets resulting from operations	(605,289)	(15,613,602)	454,804,363	239,659,178

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(342,445)	(152,803)[2]	—	—
Institutional	(1,249,993)	(439,257)[2]	(123,817,013)	(97,967,777)[2]
Investor A	(428,430)	(223,749)[2]	(41,196,376)	(41,522,706)[2]
Investor C	(189,661)	(70,637)[2]	(6,363,108)	(9,081,493)[2]
Net realized gain:
BlackRock	—	(1,416)[2]	—	—
Institutional	—	(8,029)[2]	—	(7,334,887)[2]
Investor A	—	(3,845)[2]	—	(3,108,822)[2]
Investor C	—	(1,447)[2]	—	(679,935)[2]
Return of capital:
BlackRock	—	(720,529)[2]	—	—
Institutional	—	(2,071,287)[2]	—	—
Investor A	—	(1,055,073)[2]	—	—
Investor C	—	(333,084)[2]	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(2,210,529)	(5,081,156)	(171,376,497)	(159,695,620)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(31,144,903)	36,722,161	5,959,414,344	7,462,266,195

Net Assets
Total increase (decrease) in net assets	(33,960,721)	16,027,403	6,242,842,210	7,542,229,753
Beginning of period	104,982,205	88,954,802	11,278,946,573	3,736,716,820

End of period	$71,021,484	$104,982,205	$17,521,788,783	$11,278,946,573

Undistributed (distributions in excess of) net investment income, end of period	$(1,608,839)	$(2,041,939)	$565,350	$(4,538,443)

[1]	Consolidated Statements of Changes in Net Assets.

[2]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2014	63

Financial Highlights	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	BlackRock
	Six Months Ended June 30, 2014 (Unaudited)

		Year Ended December 31,
		2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$9.14	$10.54	$10.32	$10.32	$9.83	$8.39

Net investment income[1]	0.29	0.43	0.45	0.50	0.53	0.54
Net realized and unrealized gain (loss)	(0.28)	(1.38)	1.57	0.03 [2]	0.58 [2]	1.43 [2]

Net increase (decrease) from investment operations	0.01	(0.95)	2.02	0.53	1.11	1.97

Dividends and distributions from:
Net investment income	(0.24)	(0.10)[3]	(0.60)[3]	(0.49)[3]	(0.54)[3]	(0.51)[3]
Net realized gain	—	(0.00)[3,4]	(1.20)[3]	(0.04)[3]	(0.08)[3]	—
Return of capital	—	(0.35)[3]	—	—	—	(0.02)[3]

Total dividends and distributions	(0.24)	(0.45)	(1.80)	(0.53)	(0.62)	(0.53)

Net asset value, end of period	$8.91	$9.14	$10.54	$10.32	$10.32	$9.83

Total Investment Return[5]
Based on net asset value	0.13%[6]	(9.23)%	20.25%	5.23%[7]	11.51%[7]	24.13%[7]

Ratios to Average Net Assets
Total expenses	1.16%[8,9,10]	0.96%[8,9]	1.07%	1.11%	1.28%	2.29%[11]

Total expenses after fees waived, reimbursed and paid indirectly	0.85%[8,10]	0.85%[8]	0.85%	0.85%	0.85%	0.85%

Net investment income	6.53%[8,10]	4.22%[8]	4.12%	4.82%	5.11%	5.90%

Supplemental Data
Net assets, end of period (000)	$17,350	$11,165	$33,552	$28,415	$27,321	$10,435

Portfolio turnover	295%	214%	193%	195%	164%	109%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.

[9]	Includes recoupment of past waived fees. There was no financial impact to the expense ratios.

[10]	Annualized.

[11]	Organization and offering expenses were not annualized in the calculation of the expense ratios.

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	JUNE 30, 2014

Financial Highlights (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Institutional
	Six Months Ended June 30, 2014 (Unaudited)

		Year Ended December 31,
		2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$9.14	$10.54	$10.32	$10.32	$9.83	$8.39

Net investment income[1]	0.28	0.45	0.43	0.49	0.52	0.56
Net realized and unrealized gain (loss)	(0.27)	(1.41)	1.58	0.03 [2]	0.58 [2]	1.41 [2]

Net increase (decrease) from investment operations	0.01	(0.96)	2.01	0.52	1.10	1.97

Dividends and distributions from:
Net investment income	(0.23)	(0.07)[3]	(0.59)[3]	(0.48)[3]	(0.53)[3]	(0.52)[3]
Net realized gain	—	(0.00)[3,4]	(1.20)[3]	(0.04)[3]	(0.08)[3]	—
Return of capital	—	(0.37)[3]	—	—	—	(0.01)[3]

Total dividends and distributions	(0.23)	(0.44)	(1.79)	(0.52)	(0.61)	(0.53)

Net asset value, end of period	$8.92	$9.14	$10.54	$10.32	$10.32	$9.83

Total Investment Return[5]
Based on net asset value	0.19%[6]	(9.30)%	20.10%	5.11%[7]	11.45%[7]	24.06%[7]

Ratios to Average Net Assets
Total expenses	1.25%[8,9,10]	1.07%[8,11]	1.18%[11]	1.20%[11]	1.35%	2.19%[12]

Total expenses after fees waived, reimbursed and paid indirectly	0.98%[8,10]	0.92%[8]	0.98%	0.96%	0.91%	0.89%

Net investment income	6.42%[8,10]	4.55%[8]	3.92%	4.72%	5.04%	5.87%

Supplemental Data
Net assets, end of period (000)	$29,678	$64,636	$15,203	$6,497	$4,563	$2,522

Portfolio turnover	295%	214%	193%	195%	164%	109%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.

[9]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the six months ended June 30, 2014, the ratio would have been 1.24%.

[10]	Annualized.

[11]	Includes recoupment of past waived fees. There was no financial impact to the expense ratios.

[12]	Organization and offering expenses were not annualized in the calculation of the expense ratios.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2014	65

Financial Highlights (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Investor A
	Six Months Ended June 30, 2014 (Unaudited)

		Year Ended December 31,
		2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$9.13	$10.53	$10.31	$10.31	$9.82	$8.38

Net investment income[1]	0.27	0.40	0.40	0.46	0.49	0.53
Net realized and unrealized gain (loss)	(0.27)	(1.39)	1.58	0.03 [2]	0.58 [2]	1.41 [2]

Net increase (decrease) from investment operations	—	(0.99)	1.98	0.49	1.07	1.94

Dividends and distributions from:
Net investment income	(0.22)	(0.08)[3]	(0.56)[3]	(0.45)[3]	(0.50)[3]	(0.49)[3]
Net realized gain	—	(0.00)[3,4]	(1.20)[3]	(0.04)[3]	(0.08)[3]	—
Return of capital	—	(0.33)[3]	—	—	—	(0.01)[3]

Total dividends and distributions	(0.22)	(0.41)	(1.76)	(0.49)	(0.58)	(0.50)

Net asset value, end of period	$8.91	$9.13	$10.53	$10.31	$10.31	$9.82

Total Investment Return[5]
Based on net asset value	0.05%[6]	(9.59)%	19.78%	4.81%[7]	11.13%[7]	23.75%[7]

Ratios to Average Net Assets
Total expenses	1.66%[8,9,10]	1.46%[8,9]	1.48%[11]	1.51%[9]	1.67%	2.42%[12]

Total expenses after fees waived, reimbursed and paid indirectly	1.25%[8,10]	1.25%[8]	1.25%	1.25%	1.20%	1.16%

Net investment income	6.17%[8,10]	4.00%[8]	3.66%	4.38%	4.72%	5.54%

Supplemental Data
Net assets, end of period (000)	$15,482	$19,582	$26,999	$14,803	$8,864	$2,028

Portfolio turnover	295%	214%	193%	195%	164%	109%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.

[9]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the six months ended June 30, 2014 and years ended December 31, 2013 and December 31, 2011, the ratio would have been 1.63%, 1.43% and 1.49%, respectively.

[10]	Annualized.

[11]	Includes recoupment of past waived fees. There was no financial impact to the expense ratios.

[12]	Organization and offering expenses were not annualized in the calculation of the expense ratios.

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	JUNE 30, 2014

Financial Highlights (concluded)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Investor C
	Six Months Ended June 30, 2014 (Unaudited)

		Year Ended December 31,
		2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$9.14	$10.53	$10.31	$10.31	$9.82	$8.38

Net investment income[1]	0.24	0.33	0.33	0.39	0.42	0.46
Net realized and unrealized gain (loss)	(0.28)	(1.39)	1.57	0.03 [2]	0.58 [2]	1.41 [2]

Net increase (decrease) from investment operations	(0.04)	(1.06)	1.90	0.42	1.00	1.87

Dividends and distributions from:
Net investment income	(0.19)	(0.06)[3]	(0.48)[3]	(0.38)[3]	(0.43)[3]	(0.42)[3]
Net realized gain	—	(0.00)[3,4]	(1.20)[3]	(0.04)[3]	(0.08)[3]	—
Return of capital	—	(0.27)[3]	—	—	—	(0.01)[3]

Total dividends and distributions	(0.19)	(0.33)	(1.68)	(0.42)	(0.51)	(0.43)

Net asset value, end of period	$8.91	$9.14	$10.53	$10.31	$10.31	$9.82

Total Investment Return[5]
Based on net asset value	(0.44)%[6]	(10.19)%	18.89%	4.08%[7]	10.33%[7]	22.84%[7]

Ratios to Average Net Assets
Total expenses	2.42%[8,9,10]	2.23%[8,9]	2.27%	2.25%[9]	2.36%	3.22%[11]

Total expenses after fees waived, reimbursed and paid indirectly	2.00%[8,10]	2.00%[8]	2.00%	1.95%	1.93%	1.89%

Net investment income	5.42%[8,10]	3.32%[8]	2.96%	3.72%	4.05%	4.76%

Supplemental Data
Net assets, end of period (000)	$8,511	$9,600	$13,200	$9,799	$7,543	$2,945

Portfolio turnover	295%	214%	193%	195%	164%	109%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.

[9]	Includes recoupment of past waived fees. There was no financial impact to the expense ratios.

[10]	Annualized.

[11]	Organization and offering expenses were not annualized in the calculation of the expense ratios.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2014	67

Financial Highlights	BlackRock Strategic Income Opportunities Portfolio

	Institutional
	Six Months Ended June 30, 2014 (Unaudited)[1]	Year Ended December 31,
		2013[1]	2012[1]	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$10.17	$10.10	$9.51	$9.96	$9.36	$7.96

Net investment income[2]	0.13	0.27	0.36	0.39	0.45	0.56
Net realized and unrealized gain (loss)	0.20	0.07	0.57	(0.45)	0.78	1.39

Net increase (decrease) from investment operations	0.33	0.34	0.93	(0.06)	1.23	1.95

Dividends and distributions from:
Net investment income	(0.13)	(0.25)[3]	(0.32)[3]	(0.37)[3]	(0.47)[3]	(0.55)[3]
Net realized gain	—	(0.02)[3]	—	(0.02)[3]	(0.16)[3]	—
Return of capital	—	—	(0.02)[3]	—	—	—

Total dividends and distributions	(0.13)	(0.27)	(0.34)	(0.39)	(0.63)	(0.55)

Redemption fees added to paid-in capital	—	—	—	0.00 [4]	0.00 [4]	0.00 [4]

Net asset value, end of period	$10.37	$10.17	$10.10	$9.51	$9.96	$9.36

Total Investment Return[5]
Based on net asset value	3.25%[6]	3.38%	9.91%	(0.73)%[7]	13.39%[7]	25.23%[7]

Ratios to Average Net Assets
Total expenses	0.77%[8,9,10]	0.89%[8,10]	0.89%[11]	1.09%[12]	0.54%[13]	1.54%[14,15]

Total expenses after fees waived, reimbursed and paid indirectly	0.76%[8,9]	0.87%[8]	0.84%[11]	0.92%[12]	0.35%[13]	0.15%[14]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.62%[8,9]	0.65%[8]	0.65%[11]	0.52%[12]	0.34%[13]	0.15%[14]

Net investment income	2.61%[8,9]	2.62%[8]	3.62%[11]	3.99%[12]	4.47%[13]	6.30%[14]

Supplemental Data
Net assets, end of period (000)	$12,373,561	$7,294,601	$2,180,663	$1,418,742	$618,274	$1,035

Portfolio turnover[16]	596%	1,413%	807%	639%	881%	128%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Less than $0.01 per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.03%.

[9]	Annualized.

[10]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the six months ended June 30, 2014 and the year ended December 31, 2013, the ratio would have been 0.75% and 0.88%, respectively.

[11]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%.

[12]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.07%.

[13]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.31%.

[14]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.49%.

[15]	Organization and offering expenses were not annualized in the calculation of the expense ratios.

[16]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover is as follows:

	Six months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Portfolio turnover (excluding mortgage dollar roll transactions)	472%	894%	461%	477%	750%	—
Portfolio turnover including TBA Sale Commitments, to conform to the current presentation	—	—	1,778%	1,078%	2,093%	—
Portfolio turnover including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	1,105%	846%	1,807%	—

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	JUNE 30, 2014

Financial Highlights (continued)	BlackRock Strategic Income Opportunities Portfolio

	Investor A
	Six Months Ended June 30, 2014 (Unaudited)[1]	Year Ended December 31,
		2013[1]	2012[1]	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$10.17	$10.10	$9.51	$9.96	$9.36	$7.97

Net investment income[2]	0.12	0.24	0.33	0.37	0.43	0.53
Net realized and unrealized gain (loss)	0.19	0.07	0.58	(0.46)	0.77	1.39

Net increase (decrease) from investment operations	0.31	0.31	0.91	(0.09)	1.20	1.92

Dividends and distributions from:
Net investment income	(0.11)	(0.22)[3]	(0.30)[3]	(0.34)[3]	(0.44)[3]	(0.53)[3]
Net realized gain	—	(0.02)[3]	—	(0.02)[3]	(0.16)[3]	—
Return of capital	—	—	(0.02)[3]	—	—	—

Total dividends and distributions	(0.11)	(0.24)	(0.32)	(0.36)	(0.60)	(0.53)

Redemption fees added to paid-in capital	—	—	—	0.00 [4]	0.00 [4]	0.00 [4]

Net asset value, end of period	$10.37	$10.17	$10.10	$9.51	$9.96	$9.36

Total Investment Return[5]
Based on net asset value	3.10%[6]	3.12%	9.64%	(0.98)%[7]	13.10%[7]	24.76%[7]

Ratios to Average Net Assets
Total expenses	1.06%[8,9,10]	1.15%[8,9]	1.15%[11]	1.35%[12]	0.82%[13]	1.85%[14,15]

Total expenses after fees waived, reimbursed and paid indirectly	1.04%[8,10]	1.12%[8]	1.09%[11]	1.16%[12]	0.61%[13]	0.40%[15]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.90%[8,10]	0.90%[8]	0.90%[11]	0.77%[12]	0.60%[13]	0.40%[15]

Net investment income	2.32%[8,10]	2.39%[8]	3.38%[11]	3.74%[12]	4.19%[13]	6.05%[15]

Supplemental Data
Net assets, end of period (000)	$4,206,939	$3,186,806	$1,077,279	$903,984	$530,320	$2,351

Portfolio turnover[16]	596%	1,413%	807%	639%	881%	128%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Less than $0.01 per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.03%.

[9]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the six months ended June 30, 2014 the ratio would have been 1.04%. There was no financial impact to the expense ratios for the year ended December 31, 2013.

[10]	Annualized.

[11]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%.

[12]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.07%.

[13]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.31%.

[14]	Organization and offering expenses were not annualized in the calculation of the expense ratios.

[15]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.49%.

[16]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover is as follows:

	Six months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Portfolio turnover (excluding mortgage dollar roll transactions)	472%	894%	461%	477%	750%	—
Portfolio turnover including TBA Sale Commitments, to conform to the current presentation	—	—	1,778%	1,078%	2,093%	—
Portfolio turnover including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	1,105%	846%	1,807%	—

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2014	69

Financial Highlights (concluded)	BlackRock Strategic Income Opportunities Portfolio

	Investor C
	Six Months Ended June 30, 2014 (Unaudited)[1]	Year Ended December 31,
		2013[1]	2012[1]	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$10.16	$10.09	$9.50	$9.95	$9.36	$7.96

Net investment income[2]	0.08	0.17	0.26	0.29	0.36	0.47
Net realized and unrealized gain (loss)	0.19	0.06	0.57	(0.45)	0.76	1.39

Net increase (decrease) from investment operations	0.27	0.23	0.83	(0.16)	1.12	1.86

Dividends and distributions from:
Net investment income	(0.07)	(0.15)[3]	(0.22)[3]	(0.27)[3]	(0.37)[3]	(0.46)[3]
Net realized gain	—	(0.01)[3]	—	(0.02)[3]	(0.16)[3]	—
Return of capital	—	—	(0.02)[3]	—	—	—

Total dividends and distributions	(0.07)	(0.16)	(0.24)	(0.29)	(0.53)	(0.46)

Redemption fees added to paid-in capital	—	—	—	0.00 [4]	0.00 [4]	0.00 [4]

Net asset value, end of period	$10.36	$10.16	$10.09	$9.50	$9.95	$9.36

Total Investment Return[5]
Based on net asset value	2.71%[6]	2.34%	8.84%	(1.72)%[7]	12.15%[7]	23.99%[7]

Ratios to Average Net Assets
Total expenses	1.82%[8,9,10]	1.93%[8,10]	1.95%[11]	2.11%[12]	1.54%[13]	2.51%[14,15]

Total expenses after fees waived, reimbursed and paid indirectly	1.79%[8,9]	1.87%[8]	1.84%[11]	1.91%[12]	1.34%[13]	1.15%[15]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.65%[8,9]	1.65%[8]	1.65%[11]	1.52%[12]	1.33%[13]	1.15%[15]

Net investment income	1.57%[8,9]	1.73%[8]	2.66%[11]	2.99%[12]	3.51%[13]	5.32%[15]

Supplemental Data
Net assets, end of period (000)	$941,288	$797,540	$478,775	$464,507	$291,068	$9,588

Portfolio turnover[16]	596%	1,413%	807%	639%	881%	128%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Less than $0.01 per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.03%.

[9]	Annualized.

[10]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the six months ended June 30, 2014 the ratio would have been 1.81%. There was no financial impact to the expense ratios for the year ended December 31, 2013.

[11]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%.

[12]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.07%.

[13]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.31%.

[14]	Organization and offering expenses were not annualized in the calculation of the expense ratios.

[15]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.49%.

[16]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover is as follows:

	Six months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Portfolio turnover (excluding mortgage dollar roll transactions)	472%	894%	461%	477%	750%	—
Portfolio turnover including TBA Sale Commitments, to conform to the current presentation	—	—	1,778%	1,078%	2,093%	—
Portfolio turnover including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	1,105%	846%	1,807%	—

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	JUNE 30, 2014

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (“Emerging Markets Flexible Dynamic Bond”) and BlackRock Strategic Income Opportunities Portfolio (“Strategic Income Opportunities”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. Emerging Markets Flexible Dynamic Bond and Strategic Income Opportunities are classified as non-diversified.

Each Fund offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

On November 12, 2013, the Board of Trustees of the Trust (the “Board”) approved certain changes to Emerging Markets Flexible Dynamic Bond. The Board approved a change in the name of the Fund to BlackRock Emerging Markets Flexible Dynamic Bond Portfolio and a change in Emerging Markets Flexible Dynamic Bond’s investment strategy to allow greater flexibility to actively seek investment opportunities across US dollar- and local currency-denominated securities and derivatives. In connection with the strategy changes, Emerging Markets Flexible Dynamic Bond added a custom benchmark comprised of 50% JP Morgan EMBI Global Diversified Index/50% JP Morgan GBI-EM Global Diversified Index. All of these changes were effective on January 2, 2014.

Basis of Consolidation: The accompanying consolidated financial statements of Strategic Income Opportunities include the account of BlackRock Cayman Strategic Income Opportunities Portfolio I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of Strategic Income Opportunities and primarily invests in commodity-related instruments. The Subsidiary enables Strategic Income Opportunities to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Strategic Income Opportunities may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at June 30, 2014 were $2 and 0.0% of Strategic Income Opportunities’ consolidated net assets. Inter-company accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Strategic Income Opportunities, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

BLACKROCK FUNDS II	JUNE 30, 2014	71

Notes to Financial Statements (continued)

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

72	BLACKROCK FUNDS II	JUNE 30, 2014

Notes to Financial Statements (continued)

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, forward foreign currency exchange contracts, options written, swaps, short sales and structured options), or certain borrowings (e.g., reverse repurchase agreements) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in the Fund’s financial statements presented under U.S. GAAP for such investments held by the Subsidiary may differ significantly from income dividends and capital gain distributions. As such, any net gain will pass through to the Fund as ordinary income for federal income tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

BLACKROCK FUNDS II	JUNE 30, 2014	73

Notes to Financial Statements (continued)

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investments in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

74	BLACKROCK FUNDS II	JUNE 30, 2014

Notes to Financial Statements (continued)

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Funds may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests held by the Funds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When a Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

BLACKROCK FUNDS II	JUNE 30, 2014	75

Notes to Financial Statements (continued)

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of June 30, 2014, Strategic Income Opportunities had the following unfunded floating rate loan interests:

Borrower	Unfunded Loan Commitments	Value of Underlying Floating Rate Loan Interests	Unrealized Appreciation
Ziggo BV, EUR B2 Facility	$294,859	$295,422	$563
Ziggo BV, EUR B3 Facility	$6,035,285	$6,046,298	$11,013
Ziggo BV, EUR B4 Facility	$4,265,983	$4,273,767	$7,784

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Funds may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, TBA commitments may be entered into by the Funds under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds are permitted to sell, repledge or use the collateral they receive; however, the counterparty is not. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase a Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: The Funds may enter into borrowed bond agreements. In a borrowed bond agreement, the Funds borrow a bond from a counterparty in exchange for cash collateral. The borrowed bond agreement contains a commitment that the security and the cash will be returned to the counterparty and the Funds at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Funds and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Funds may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Funds may also experience delays in gaining access to the collateral.

76	BLACKROCK FUNDS II	JUNE 30, 2014

Notes to Financial Statements (continued)

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Funds to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, the Funds may receive a fee for use of the security by the counterparty, which may result in interest income to the Funds.

Reverse repurchase transactions and borrowed bond agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”), which permit the Funds, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions and borrowed bond agreements, typically the Funds and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Funds upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Funds are considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The following table is a summary of Strategic Income Opportunities’ open reverse repurchase agreements and borrowed bond agreements by counterparty which are subject to offset under an MRA on a net basis as of June 30, 2014:

Counterparty	Borrowed Bond Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest[2]	Exposure Due (to)/from Counterparty before Collateral	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Collateral (Received)/ Pledged	Net Exposure Due (to)/from Counterparty[3]
Barclays Bank PLC	$203,503,039	$(3,890,209)	$(208,316,298)	$(8,703,468)	$7,830,069	$3,790,945	$11,621,014	$2,917,546 [4]
Barclays Capital, Inc.	26,853,769	(27,018,203)	(27,010,786)	(27,175,220)	27,010,786	—	27,010,786	(164,434)
Citigroup Global Markets Limited	77,628,030	—	(79,522,327)	(1,894,297)	602,723	1,272,000	1,874,723	(19,574)
Credit Suisse Securities (USA) LLC	—	(250,312,639)	—	(250,312,639)	250,447,012	—	250,447,012	134,373
Deutsche Bank Securities, Inc.	190,228,274	—	(190,821,728)	(593,454)	—	—	—	(593,454)
JPMorgan Chase Bank N.A.	54,020,506	—	(54,657,828)	(637,322)	—	1,397,000	1,397,000	759,678 [4]
Merrill Lynch, Pierce, Fenner & Smith, Inc.	—	(1,400,006,222)	—	(1,400,006,222)	1,400,061,821	—	1,400,061,821	55,599
RBC Capital Markets, LLC	38,688,200	(7,322,600)	(39,852,869)	(8,487,269)	7,929,659	1,033,000	8,962,659	475,390
UBS Ltd.	14,351,807	—	(14,941,548)	(589,741)	—	538,000	538,000	(51,741)

Total	$605,273,625	$(1,688,549,873)	$(615,123,384)	$(1,698,399,632)	$1,693,882,070	$8,030,945	$1,701,913,015	$3,513,383

[1]	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.

[2]	Includes accrued interest on borrowed bonds in the amount of $6,176,231 which is included in interest expense payable in the Statements of Assets and Liabilities.

[3]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

[4]	Net receivable is subject to set-off provision against net payable under the ISDA Master Agreement.

When the Funds enter into an MRA and an ISDA and/or MSLA with the same counterparty, the agreements may contain a set-off provision allowing a fund to offset a net amount payable with a net amount receivable upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, regardless of the contractual rights included in an MRA, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an MRA against amounts owed to the Fund by affiliates of the defaulting counterparty. However, the insolvency regimes of many jurisdictions generally permit set-off of simultaneous payables and receivables with the same legal entity under certain types of financial contracts. These rules would apply upon a default of the legal entity, regardless of the existence of a contractual set-off right in those contracts.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

BLACKROCK FUNDS II	JUNE 30, 2014	77

Notes to Financial Statements (continued)

Short Sales: The Funds may enter into short sale transactions in which the Funds sell a security they do not hold in anticipation of a decline in the market price of that security. When the Funds make a short sale, they will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which they sold the security short. An amount equal to the proceeds received by the Funds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Funds are required to repay the counterparty interest on the security sold short, which is shown as interest expense in the Statements of Operations. The Funds are exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between a Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including credit risk, equity risk, foreign currency exchange rate risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the

78	BLACKROCK FUNDS II	JUNE 30, 2014

Notes to Financial Statements (continued)

extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

The Funds may also purchase and write a variety of options with non-standard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. The Funds may invest in various types of barrier options including down-and-out options. Down-and-out options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument reaches a specific barrier price level prior to the option’s expiration date.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Strategic Income Opportunities invests in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk). These structured options are European-style options and may consist of single or multiple OTC options which are priced as a single security. European-style options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

Transactions in options written for the six months ended June 30, 2014, were as follows:

	Emerging Markets Flexible Dynamic Bond
	Puts
	Notional[1] (000)	Premiums Received
Outstanding options, beginning of period	—	—
Options written	14,000	$197,260
Options expired	—	—
Options closed	—	—

Outstanding options, end of period	14,000	$197,260

[1]	Amount shown is in the currency in which the transaction was denominated.

BLACKROCK FUNDS II	JUNE 30, 2014	79

Notes to Financial Statements (continued)

	Strategic Income Opportunities
	Calls			Puts
	Contracts	Notional[1] (000)	Premiums Received	Contracts	Notional[1] (000)	Premiums Received
Outstanding options, beginning of period	378,227	103,500	$4,861,767	17,935	85,472,670	$12,019,503
Options written	2,475,046	4,269,053	22,836,994	1,045,757	5,343,542	56,118,179
Options exercised	(1,569)	(103,500)	(570,704)	(480,200)	(407,615)	(7,258,727)
Options expired	(2,283,709)	(257,540)	(3,883,778)	(70,966)	(86,158,969)	(10,082,545)
Options closed	(522,134)	(100,305)	(17,751,160)	(444,066)	(2,187,421)	(24,346,283)

Outstanding options, end of period	45,861	3,911,208	$5,493,119	68,460	2,062,207	$26,450,127

[1]	Amount shown is in the currency in which the transaction was denominated.

Swaps: The Funds enter into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

80	BLACKROCK FUNDS II	JUNE 30, 2014

Notes to Financial Statements (continued)

•

Total return swaps — The Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward interest rate swaps — The Funds may enter into forward interest rate swaps. In a forward swap, each Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2014
		Emerging Markets Flexible Dynamic Bond		Strategic Income Opportunities
		Value
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation/depreciation on OTC swaps[1]; Swap premiums paid (received); Investments at value — unaffiliated[2]; Options Written at value	$1,806,106	$1,597,198	$49,189,606	$59,488,128
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts; Investments at value — unaffiliated[2]; Options Written at value	393,675	769,785	39,687,353	38,955,596
Credit contracts	Unrealized appreciation/depreciation on OTC swaps[1]; Swap premiums paid (received); Investments at value — unaffiliated[2]; Options Written at value	680,037	3,439,554	46,489,192	39,535,144
Equity contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on OTC swaps[1]; Investments at value — unaffiliated[2]; Options Written at value	—	—	37,427,326	8,263,310
Total		$2,879,818	$5,806,537	$172,793,477	$146,242,178

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

BLACKROCK FUNDS II	JUNE 30, 2014	81

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended June 30, 2014
	Net Realized Gain (Loss) From		Net Change in Unrealized Appreciation/Depreciation on
	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Interest rate contracts:
Financial futures contracts	$319,623	$(58,106,526)	$(112,800)	$(43,919,217)
Swaps	71,960	(37,241,528)	330,862	(6,747,494)
Options[1]	—	(12,511,158)	—	(2,382,138)
Foreign currency exchange contracts:
Foreign currency transactions/translations	(2,287,927)	(59,552,038)	(136,133)	23,872,179
Options[1]	(220,534)	(4,261,629)	(5,726)	(3,770,931)
Credit contracts:
Swaps	(2,578,617)	8,266,407	(1,113,531)	(8,806,890)
Options[1]	—	(621,448)	—	300,399
Equity contracts:
Financial futures contracts	—	(12,132,161)	—	(5,497,376)
Swaps	—	(1,431,206)	—	(2,453,887)
Options[1]	—	13,465,012	—	(11,943,483)
Total	$(4,695,495)	$(164,126,275)	$(1,037,328)	$(61,348,838)

1 Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended June 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Financial futures contracts:
Average number of contracts purchased	—	6,622
Average number of contracts sold	47	64,534
Average notional value of contracts purchased	—	$1,355,487,686
Average notional value of contracts sold	$6,940,268	$11,013,717,584
Forward foreign currency exchange contracts:
Average number of contracts - USD purchased	79	90
Average number of contracts - USD sold	75	19
Average USD amounts purchased	$223,098,283	$5,227,417,500
Average USD amounts sold	$185,019,883	$1,235,708,401
Options:
Average number of option contracts purchased	1	1,179,148,528
Average number of option contracts written	1	161,579
Average notional value of option contracts purchased	$7,000,000	$13,548,090,323
Average notional value of option contracts written	$7,000,000	$6,158,235,430
Average number of swaption contracts purchased	—	7
Average number of swaption contracts written	—	8
Average notional value of swaption contracts purchased	—	$1,457,331,196
Average notional value of swaption contracts written	—	$1,406,067,719
Structured options:
Average number of units	—	31,160,000
Average notional value	—	$581,134
Credit default swaps:
Average number of contracts - buy protection	6	95
Average number of contracts - sell protection	—	125
Average notional value - buy protection	$43,450,000	$1,052,002,002
Average notional value - sell protection	—	$1,051,545,391
Interest rate swaps:
Average number of contracts - pays fixed rate	6	19
Average number of contracts - receives fixed rate	4	14
Average notional value - pays fixed rate	$97,324,969	$2,473,940,080
Average notional value - receives fixed rate	$29,805,048	$1,179,335,190
Total return swaps:
Average number of contracts	—	69
Average notional value	—	$1,125,965,087

82	BLACKROCK FUNDS II	JUNE 30, 2014

Notes to Financial Statements (continued)

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. When the Fund enters into an ISDA Master Agreement and an MRA and/or MSLA with the same counterparty, the agreements may contain a set-off provision allowing a fund to offset a net amount payable with amounts due to the Fund upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, notwithstanding what contractual rights may be included in an ISDA Master Agreement, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an ISDA Master Agreement against amounts owed to the Fund by affiliates of the defaulting counterparty. The insolvency regimes of many jurisdictions do, however, generally permit set-off of simultaneous payables and receivables under certain types of financial contracts between the same legal entity upon a default of the entity, regardless of the existence of a contractual set-off right in those contracts. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, the Funds bear the risk of loss from counterparty non-performance. Likewise, to the extent a Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, a Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

BLACKROCK FUNDS II	JUNE 30, 2014	83

Notes to Financial Statements (continued)

At June 30, 2014, the Funds’ derivative assets and liabilities (by type) are as follows:

	Emerging Markets Flexible Dynamic Bond			Strategic Income Opportunities
	Assets		Liabilities	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$210		$19,558	$3,003,573		$5,715,640
Forward foreign currency exchange contracts	178,606		551,208	37,161,474		36,752,635
Options	215,069	[1]	218,577	51,971,354	[1]	12,900,991
Swaps - Centrally cleared	—		—	—		1,878,707
Swaps - OTC[2]	2,486,143		4,915,592	58,618,904		48,575,808
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$2,880,028		$5,704,935	$150,755,305		$105,823,781
Derivatives not subject to an Master Netting Agreement or similar agreement (“MNA”)	(210)		(19,558)	(45,874,580)		(13,708,160)
Total derivative assets and liabilities subject to an MNA	$2,879,818		$5,685,377	$104,880,725		$92,115,621

[1]	Includes options purchased at value which is included as Investments at value - unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received/pledged by the Funds as of June 30, 2014:

Emerging Markets Flexible Dynamic Bond
	Gross Amounts Not Offset in the Statements of Assets and Liabilities and Subject to a MNA
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Barclays Bank PLC	$52,952	$(15,305)	—	—	$37,647
BNP Paribas S.A.	108,481	(108,481)	—	—	—
Citibank N.A.	477,761	(477,761)	—	—	—
Credit Suisse International	14,844	—	—	—	14,844
Deutsche Bank AG	60,982	(40,840)	—	—	20,142
Goldman Sachs Bank USA	1,132,358	(852,257)	—	$(280,101)	—
Goldman Sachs International	230	(230)	—	—	—
HSBC Bank PLC	16,343	(16,343)	—	—	—
JPMorgan Chase Bank N.A.	829,017	(675,576)	—	—	153,441
Morgan Stanley & Co. International PLC	15,840	(12,695)	—	—	3,145
UBS AG	171,010	(123,626)	—	—	47,384
Total	$2,879,818	$(2,323,114)	—	$(280,101)	$276,603

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Barclays Bank PLC	$15,305	$(15,305)	—	—	—
BNP Paribas S.A.	137,070	(108,481)	—	—	$28,589
Citibank N.A.	3,744,589	(477,761)	—	$(3,000,000)	266,828
Deutsche Bank AG	40,840	(40,840)	—	—	—
Goldman Sachs Bank USA	852,257	(852,257)	—	—	—
Goldman Sachs International	18,005	(230)	—	—	17,775
HSBC Bank PLC	65,414	(16,343)	—	—	49,071
JPMorgan Chase Bank N.A.	675,576	(675,576)	—	—	—
Morgan Stanley & Co. International PLC	12,695	(12,695)	—	—	—
UBS AG	123,626	(123,626)	—	—	—
Total	$5,685,377	$(2,323,114)	—	$(3,000,000)	$362,263

84	BLACKROCK FUNDS II	JUNE 30, 2014

Notes to Financial Statements (continued)

Strategic Income Opportunities
	Gross Amounts Not Offset in the Statements of Assets and Liabilities and Subject to a MNA
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received[2]	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$4,025,149	$(4,025,149)	—	—	—
The Bank of New York Mellon	4,390	(4,390)	—	—	—
Barclays Bank PLC	32,700,952	(17,249,105)	$(2,672,401)	—	$12,779,446	[5]
BNP Paribas S.A.	2,922,214	(2,922,214)	—	—	—
Citibank N.A.	11,980,809	(11,074,320)	—	$(906,489)	—
Citigroup Global Markets, Inc.	530,934	—	—	—	530,934
Credit Suisse International	16,093,057	(7,436,145)	(8,656,912)	—	—
Deutsche Bank AG	12,211,872	(11,313,338)	—	(898,534)	—
Goldman Sachs Bank USA	2,173,528	(789,416)	—	(1,384,112)	—
Goldman Sachs International	8,813,859	(7,055,533)	—	(600,000)	1,158,326
HSBC Bank PLC	419,959	(75,020)	—	—	344,939
JPMorgan Chase Bank N.A.	9,076,252	(9,076,252)	—	—	—
Morgan Stanley Capital Services LLC	1,338,269	(1,338,269)	—	—	—
State Street Bank and Trust Co.	89,823	(244)	—	—	89,579
UBS AG	2,499,658	(794,507)	—	—	1,705,151
Total	$104,880,725	$(73,153,902)	$(11,329,313)	$(3,789,135)	$16,608,375

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$5,517,327	$(4,025,149)	—	—	$1,492,178
The Bank of New York Mellon	23,277	(4,390)	—	—	18,887
Barclays Bank PLC	17,249,105	(17,249,105)	—	—	—
BNP Paribas S.A.	6,521,194	(2,922,214)	—	$(1,347,000)	2,251,980
Citibank N.A.	11,074,320	(11,074,320)	—	—	—
Credit Suisse International	7,436,145	(7,436,145)	—	—	—
Deutsche Bank AG	11,313,338	(11,313,338)	—	—	—
Goldman Sachs Bank USA	789,416	(789,416)	—	—	—
Goldman Sachs International	7,055,533	(7,055,533)	—	—	—
HSBC Bank PLC	75,020	(75,020)	—	—	—
HSBC Bank USA N.A.	473,573	—	—	(419,700)	53,873
JPMorgan Chase Bank N.A.	14,324,513	(9,076,252)	$(206,098)	(4,700,000)	342,163	[6]
Morgan Stanley & Co. International PLC	2,635,913	—	—	—	2,635,913
Morgan Stanley Capital Services LLC	3,877,512	(1,338,269)	—	—	2,539,243
Royal Bank of Scotland PLC	2,954,684	—	—	—	2,954,684
State Street Bank and Trust Co.	244	(244)	—	—	—
UBS AG	794,507	(794,507)	—	—	—
Total	$92,115,621	$(73,153,902)	$(206,098)	$(6,466,700)	$12,288,921

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Net amount represents the net amount payable due to the counterparty in the event of default.

[5]	Net receivable is subject to set-off provision against net payable under the MRA.

[6]	Net payable is subject to set-off provision against net receivable under the MRA.

BLACKROCK FUNDS II	JUNE 30, 2014	85

Notes to Financial Statements (continued)

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
First $1 Billion	0.600%	0.550%
$1 Billion - $2 Billion	0.550%	0.500%
$2 Billion - $3 Billion	0.525%	0.475%
Greater than $3 Billion	0.500%	0.450%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the six months ended June 30, 2014, the amounts waived were as follows:

Emerging Markets Flexible Dynamic Bond	$3,333
Strategic Income Opportunities	$634,576

For Strategic Income Opportunities, the Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”) and BlackRock International Limited (“BIL”), affiliates of the Manager. With respect to Strategic Income Opportunities, the Manager has also entered into a separate sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), which is also an affiliate of the Manager. The Manager pays BFM, BIL and BRS, as applicable, for services they provide a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager. Effective July 1, 2014, the sub-advisory agreement between the Manager and BFM, with respect to the Funds, expired.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Funds as follows:

	Investor A	Investor C
Service Fee	0.25%	0.25%
Distribution Fee	N/A	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the six months ended June 30, 2014, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Investor A	Investor C	Total
Emerging Markets Flexible Dynamic Bond	$21,203	$44,488	$65,691
Strategic Income Opportunities	$4,573,582	$4,298,110	$8,871,692

86	BLACKROCK FUNDS II	JUNE 30, 2014

Notes to Financial Statements (continued)

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2014, the Funds paid the following to affiliates in return for these services, which is included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Total
Strategic Income Opportunities	$623,520	$1,676	$625,196

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended June 30, 2014, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	BlackRock	Institutional	Investor A	Investor C	Total
Emerging Markets Flexible Dynamic Bond	$52	$286	$360	$402	$1,100
Strategic Income Opportunities	—	$10,438	$9,637	$4,561	$24,636

For the six months ended June 30, 2014, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	BlackRock	Institutional	Investor A	Investor C	Total
Emerging Markets Flexible Dynamic Bond	$227	$22,679	$19,907	$11,948	$54,761
Strategic Income Opportunities	—	$2,876,927	$1,816,841	$461,015	$5,154,783

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 Million	0.075%
$500 Million - $1 Billion	0.065%
Greater than $1 Billion	0.055%

In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee - Class Specific
First $500 Million	0.025%
$500 Million - $1 Billion	0.015%
Greater than $1 Billion	0.005%

For the six months ended June 30, 2014, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Statements of Operations:

Emerging Markets Flexible Dynamic Bond	$20,089
Strategic Income Opportunities	$3,726,709

For the six months ended June 30, 2014, the following table shows the class specific administration fees borne directly by each class of each Fund:

	BlackRock	Institutional	Investor A	Investor C	Total
Emerging Markets Flexible Dynamic Bond	$1,622	$5,687	$2,120	$1,112	$10,541
Strategic Income Opportunities	—	$316,755	$165,855	$89,266	$571,876

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class, which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations.

BLACKROCK FUNDS II	JUNE 30, 2014	87

Notes to Financial Statements (continued)

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement until May 1, 2015 unless approved by the Board, including a majority of the independent trustees. The expense limitations as a percentage of average daily net assets are as follows:

	BlackRock	Institutional	Investor A	Investor C
Emerging Markets Flexible Dynamic Bond	0.85%	1.00%	1.25%	2.00%
Strategic Income Opportunities	N/A	0.65%	0.90%	1.65%

These amounts waived or reimbursed are included in fees waived by Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended June 30, 2014, the amounts included in fees waived by Manager were as follows:

Emerging Markets Flexible Dynamic Bond	$107,965

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived
	BlackRock	Institutional	Investor A	Investor C	Total
Emerging Markets Flexible Dynamic Bond	$1,621	$1,086	$1,101	$1,112	$4,920
Strategic Income Opportunities	—	$33,377	$19,593	$17,319	$70,289

Transfer Agent Fees Waived
	BlackRock	Institutional	Investor A	Investor C	Total
Emerging Markets Flexible Dynamic Bond	$52	$3	$219	$402	$676
Strategic Income Opportunities	—	$1,083	$1,309	$61	$2,453

Transfer Agent Fees Reimbursed
	BlackRock	Institutional	Investor A	Investor C	Total
Emerging Markets Flexible Dynamic Bond	$169	$1,837	$10,284	$4,989	$17,279
Strategic Income Opportunities	—	$178,581	$116,401	$36,983	$331,965

If during the Funds’ fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended June 30, 2014, the Manager recouped the following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

Recoupment of Past Waived Fees
	Institutional	Investor A	Investor C	Total
Emerging Markets Flexible Dynamic Bond	$3,391	$2,033	—	$5,424
Strategic Income Opportunities	$1,297,585	$295,592	$12,667	$1,605,844

88	BLACKROCK FUNDS II	JUNE 30, 2014

Notes to Financial Statements (continued)

On June 30, 2014, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2014	2015	2016
Emerging Markets Flexible Dynamic Bond
Fund Level	$133,603	$142,265	$107,964
BlackRock	$7,846	$4,095	$1,843
Institutional	—	—	$2,927
Investor A	—	$31,313	$11,603
Investor C	$9,101	$12,601	$6,503
Strategic Income Opportunities
Institutional	—	—	$213,041
Investor A	$314,652	$428,437	$137,303
Investor C	$494,960	$305,187	$54,363

For the six months ended June 30, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Emerging Markets Flexible Dynamic Bond	$1,153
Strategic Income Opportunities	$151,213

For the six months ended June 30, 2014, affiliates received CDSCs as follows:

	Investor A	Investor C
Emerging Markets Flexible Dynamic Bond	$614	$1,312
Strategic Income Opportunities	$105,840	$112,846

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

Strategic Income Opportunities Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the six months ended June 30, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 of the 1940 Act were $6,994,853 and $59,283,093, respectively.

6. Purchases and Sales:

Purchases and sales of investments, including mortgage dollar rolls and TBA transactions and excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases
	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Non-U.S. Government Securities	$202,683,206	$57,618,886,762
U.S. Government Securities	$9,893,916	$31,033,432,315

Total Purchases	$212,577,122	$88,652,319,077

Sales
	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Non-U.S. Government Securities	$228,050,271	$53,767,705,648
U.S. Government Securities	$9,933,006	$26,961,316,243

Total Sales	$237,983,277	$80,729,021,891

Purchases and sales related to mortgage dollar rolls for the six months ended June 30, 2014, were as follows:

Strategic Income Opportunities
Purchases	$16,733,285,445
Sales	$16,739,853,767

BLACKROCK FUNDS II	JUNE 30, 2014	89

Notes to Financial Statements (continued)

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2013, Emerging Markets Flexible Dynamic Bond had a capital loss carryforward of $4,878,391, with no expiration dates, available to offset future realized capital gains.

As of June 30, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Tax cost	$64,831,655	$25,307,602,160

Gross unrealized appreciation	$3,343,132	$393,291,261
Gross unrealized depreciation	(567,626)	(91,748,788)

Net unrealized appreciation	$2,775,506	$301,542,473

8. Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the six months ended June 30, 2014.

For the six months ended June 30, 2014, the average amount of transactions considered borrowings, which include reverse repurchase agreements, and the daily weighted average interest rate for Strategic Income Opportunities were $261,438,022 and (2.50)%, respectively.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of their assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedule of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

90	BLACKROCK FUNDS II	JUNE 30, 2014

Notes to Financial Statements (continued)

Each of Emerging Markets Flexible Dynamic Bond and Strategic Income Opportunities invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
Emerging Markets Flexible Dynamic Bond	Shares	Amount	Shares	Amount
BlackRock
Shares sold	703,367	$6,273,938	7,084	$74,739
Shares issued in reinvestment of dividends and distributions	38,529	342,444	79,865	802,215
Shares redeemed	(17,071)	(152,545)	(2,049,227)	(20,899,066)

Net increase (decrease)	724,825	$6,463,837	(1,962,278)	$(20,022,112)

Institutional
Shares sold	958,863	$8,562,889	11,601,939	$117,320,183
Shares issued in reinvestment of dividends and distributions	101,990	902,775	212,810	2,068,150
Shares redeemed	(4,804,427)	(42,610,640)	(6,185,530)	(60,426,712)

Net increase (decrease)	(3,743,574)	$(33,144,976)	5,629,219	$58,961,621

Investor A
Shares sold	339,377	$3,018,766	4,419,081	$46,043,497
Shares issued in reinvestment of dividends and distributions	44,415	393,899	123,248	1,211,991
Shares redeemed	(789,991)	(7,025,134)	(4,961,777)	(47,663,279)

Net decrease	(406,199)	$(3,612,469)	(419,448)	$(407,791)

Investor C
Shares sold	106,816	$951,371	491,278	$5,022,454
Shares issued in reinvestment of dividends and distributions	17,931	159,027	34,780	340,103
Shares redeemed	(220,427)	(1,961,693)	(728,470)	(7,172,114)

Net decrease	(95,680)	$(851,295)	(202,412)	$(1,809,557)

Total net increase (decrease)	(3,520,628)	$(31,144,903)	3,045,081	$36,722,161

Strategic Income Opportunities
Institutional
Shares sold	554,340,225	$5,690,209,869	614,226,183	$6,198,969,701
Shares issued in reinvestment of dividends and distributions	9,573,410	98,560,864	8,192,985	82,789,143
Shares redeemed	(87,978,538)	(902,729,301)	(120,938,893)	(1,219,070,457)

Net increase	475,935,097	$4,886,041,432	501,480,275	$5,062,688,387

Investor A
Shares sold	129,952,290	$1,333,417,726	253,421,997	$2,557,179,311
Shares issued in reinvestment of dividends and distributions	3,906,085	40,199,425	4,282,951	43,282,267
Shares redeemed	(41,565,025)	(426,810,426)	(50,965,138)	(514,099,233)

Net increase	92,293,350	$946,806,725	206,739,810	$2,086,362,345

Investor C
Shares sold	19,868,125	$203,744,566	44,218,944	$446,075,592
Shares issued in reinvestment of dividends and distributions	556,310	5,720,485	857,673	8,668,109
Shares redeemed	(8,080,869)	(82,898,864)	(14,031,014)	(141,528,238)

Net increase	12,343,566	$126,566,187	31,045,603	$313,215,463

Total Net Increase	580,572,013	$5,959,414,344	739,265,688	$7,462,266,195

BLACKROCK FUNDS II	JUNE 30, 2014	91

Notes to Financial Statements (concluded)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Strategic Income Opportunities paid a long-term capital gain distribution in the following amounts per share on July 18, 2014 to shareholders of record on July 16, 2014:

Institutional	$0.019715
Investor A	$0.019715
Class III	$0.019715

92	BLACKROCK FUNDS II	JUNE 30, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”) met in person on April 8, 2014 (the “April Meeting”) and May 13-14, 2014 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (the “Emerging Markets Flexible Dynamic Bond Portfolio”) and BlackRock Strategic Income Opportunities Portfolio (the “Strategic Income Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (the “Sub-Advisory Agreements”) between the Manager and (a) BlackRock International Limited and (b) BlackRock (Singapore) Limited (together, the “Sub-Advisors”), with respect to the Funds, as applicable. At the May Meeting, it was noted that the sub-advisory agreements between the Manager and BlackRock Financial Management, Inc., with respect to the Funds, would expire effective July 1, 2014. It was also noted that the non-renewal of the impacted sub-advisory agreements would not result in any change in the nature or quality of services provided to the Funds, or in the portfolio management teams that serve the Funds. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; manager capacity and the potential for closing certain funds to new investments; portfolio managers’ investments in funds they manage; supplemental service agreements with third party distribution partners; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses

BLACKROCK FUNDS II	JUNE 30, 2014	93

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper;1 (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each Fund, as applicable, each for a one-year term ending June 30, 2015. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

A. Nature, Extent and Quality of the Services Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock:

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and

94	BLACKROCK FUNDS II	JUNE 30, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that for each of the one-, three- and five-year periods reported, the Emerging Markets Flexible Dynamic Bond Portfolio ranked in the first quartile against its Lipper Performance Universe. The Board noted that effective January 2, 2014, the Emerging Markets Flexible Dynamic Bond Portfolio had undergone a change in its investment strategy, and in that connection had changed its name from BlackRock Emerging Market Local Debt Portfolio.

The Board noted that for the one-, three- and five-year periods reported, the Strategic Income Portfolio ranked in the second, third and second quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Strategic Income Portfolio’s underperformance during the three-year period and noted that they will monitor the Strategic Income Portfolio’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund:

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the Emerging Markets Flexible Dynamic Bond Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and second quartiles, respectively, relative to the Emerging Markets Flexible Dynamic Bond Portfolio’s Expense Peers. The Board also noted that the Emerging Markets Flexible Dynamic Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Emerging Markets Flexible Dynamic Bond Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Emerging Markets Flexible Dynamic Bond Portfolio’s total expenses as a percentage of the Emerging Markets Flexible Dynamic Bond Portfolio’s average daily net assets on a class-by-class basis.

BLACKROCK FUNDS II	JUNE 30, 2014	95

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

The Board noted that the Strategic Income Portfolio’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Strategic Income Portfolio’s Expense Peers. The Board determined that the Strategic Income Portfolio’s contractual management fee rate was appropriate in light of the median contractual management fee rate paid by the Strategic Income Portfolio’s Expense Peers. The Board also noted that the Strategic Income Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Strategic Income Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Strategic Income Portfolio’s total expenses as a percentage of the Strategic Income Portfolio’s average daily net assets on a class-by-class basis.

D. Economies of Scale:

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of each Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members:

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2015, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each Fund, as applicable, for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

96	BLACKROCK FUNDS II	JUNE 30, 2014

Officers and Trustees

Robert M. Hernandez, Chairman of the Board and Trustee

Fred G. Weiss, Vice Chairman of the Board and Trustee

Paul L. Audet, Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Effective May 14, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Trust and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Trust. Mr. Park joined BlackRock in 2009 and is the current Global Chief Compliance Officer of the BlackRock iShares exchange traded funds.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock Financial Management, Inc. New York, NY 10055 BlackRock International Limited Edinburgh, EH3 8BL United Kingdom BlackRock (Singapore) Limited[1] 079912 Singapore	Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodians The Bank of New York Mellon[1] New York, NY 10286 Brown Brothers Harriman & Co.[2] Boston, MA 02109

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

[1]	For Strategic Income Opportunities.

[2]	For Emerging Markets Flexible Dynamic Bond.

BLACKROCK FUNDS II	JUNE 30, 2014	97

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

98	BLACKROCK FUNDS II	JUNE 30, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	JUNE 30, 2014	99

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short

    Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology

    Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

    2015

    2017

    2019

    2021

    2023

BlackRock Emerging Markets Flexible Dynamic

    Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income

    Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal

    Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath® Active Portfolios		LifePath® Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Multi-Manager Alternative Strategies Fund
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath® Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

100	BLACKROCK FUNDS II	JUNE 30, 2014

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EMDSIP-6/14-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: September 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: September 3, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: September 3, 2014

3